                                                              ----------------
                                                             | EXECUTION COPY |
                                                              ----------------


================================================================================




                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                             WELLS FARGO BANK, N.A.,
                as Master Servicer and Securities Administrator,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated April 30, 2007


                   ------------------------------------------

                       Mortgage Pass-Through Certificates

                                  Series 2007-C





================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I DEFINITIONS......18

   Section 1.01       Defined Terms..............................................................................18
   Section 1.02       Interest Calculations......................................................................80

ARTICLE II CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES                                        81

   Section 2.01       Conveyance of Mortgage Loans...............................................................81
   Section 2.02       Acceptance by the Trustee or Custodian of the Mortgage Loans...............................86
   Section 2.03       Representations, Warranties and Covenants of the Master Servicer...........................90
   Section 2.04       Representations and Warranties of the Depositor as to the Mortgage Loans...................91
   Section 2.05       Designation of Interests in the REMICs.....................................................92
   Section 2.06       Designation of Start-up Day................................................................93
   Section 2.07       REMIC Certificate Maturity Date............................................................93
   Section 2.08       Execution and Delivery of Certificates.....................................................93
   Section 2.09       Establishment of the Trust.................................................................94
   Section 2.10       Purpose and Powers of the Trust............................................................94
   Section 2.11       Rights of the NIMS Insurer.................................................................95

ARTICLE III ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS                                                95

   Section 3.01       Master Servicing of the Mortgage Loans.....................................................95
   Section 3.02       Monitoring of Servicers....................................................................96
   Section 3.03       Fidelity Bond; Errors and Omissions Insurance..............................................98
   Section 3.04       Access to Certain Documentation............................................................98
   Section 3.05       Maintenance of Primary Mortgage Insurance Policy; Claims...................................98
   Section 3.06       Rights of the Depositor, the Securities Administrator and the Trustee in
                      Respect of the Master Servicer.............................................................99
   Section 3.07       Trustee to Act as Master Servicer..........................................................99
   Section 3.08       Servicer Custodial Accounts and Escrow Accounts...........................................100
   Section 3.09       Collection of Mortgage Loan Payments; Master Servicer Custodial Account, Certificate
                      Account and Cap Carryover Reserve Account.................................................100
   Section 3.10       Access to Certain Documentation and Information Regarding the Mortgage Loans..............104
   Section 3.11       Permitted Withdrawals from the Certificate Account and the Master Servicer Custodial
                      Account...................................................................................104
   Section 3.12       Maintenance of Hazard Insurance and Other Insurance.......................................106
   Section 3.13       Presentment of Claims and Collection of Proceeds..........................................106
   Section 3.14       Enforcement of Due-On-Sale Clauses; Assumption Agreements.................................107
   Section 3.15       Realization Upon Defaulted Mortgage Loans; REO Property...................................107
   Section 3.16       Trustee to Cooperate; Release of Mortgage Files...........................................109

                                      -i-

   Section 3.17       Documents, Records and Funds in Possession of the Master Servicer to be Held for the
                      Trustee...................................................................................110
   Section 3.18       Master Servicer Compensation..............................................................110
   Section 3.19       Advances..................................................................................110
   Section 3.20       Annual Statement as to Compliance.........................................................111
   Section 3.21       Assessments of Compliance and Attestation Reports.........................................112
   Section 3.22       Reports to the Commission.................................................................114

ARTICLE IV MASTER SERVICER'S CERTIFICATE                                                                        120

   Section 4.01       Master Servicer's Certificate.............................................................120

ARTICLE V PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;REMIC ADMINISTRATION                                    121

   Section 5.01       Distributions.............................................................................121
   Section 5.02       Priorities of Distributions on the Shifting Interest Certificates.........................121
   Section 5.03       Priorities of Distributions on the Overcollateralized Certificates........................131
   Section 5.04       Allocation of Losses......................................................................143
   Section 5.05       Statements to Certificateholders..........................................................147
   Section 5.06       REMIC Tax Returns and Reports to Certificateholders.......................................154
   Section 5.07       Tax Matters Person........................................................................154
   Section 5.08       Rights of the Tax Matters Person in Respect of the Securities Administrator...............155
   Section 5.09       REMIC and Grantor Trust Related Covenants.................................................155
   Section 5.10       Determination of One-Month LIBOR..........................................................157
   Section 5.11       Master Servicer, Securities Administrator and Trustee Indemnification.....................157
   Section 5.12       Supplemental Interest Trust...............................................................158
   Section 5.13       Tax Treatment of Swap Payments and Swap Termination Payments..............................160
   Section 5.14       Grantor Trust Administration..............................................................160

ARTICLE VI THE CERTIFICATES                                                                                     162

   Section 6.01       The Certificates..........................................................................162
   Section 6.02       Registration of Transfer and Exchange of Certificates.....................................162
   Section 6.03       Mutilated, Destroyed, Lost or Stolen Certificates.........................................168
   Section 6.04       Persons Deemed Owners.....................................................................168

ARTICLE VII THE DEPOSITOR AND THE MASTER SERVICER                                                               168

   Section 7.01       Respective Liabilities of the Depositor and the Master Servicer...........................168
   Section 7.02       Merger or Consolidation of the Depositor or the Master Servicer...........................169
   Section 7.03       Limitation on Liability of the Depositor, the Master Servicer and Others..................169
   Section 7.04       Depositor and Master Servicer Not to Resign...............................................170

ARTICLE VIII DEFAULT                                                                                            170

   Section 8.01       Events of Default.........................................................................170

                                      -ii-

   Section 8.02       Remedies of Trustee.......................................................................172
   Section 8.03       Directions by Certificateholders and Duties of Trustee During Event of Default............172
   Section 8.04       Action upon Certain Failures of the Master Servicer and upon Event of Default.............173
   Section 8.05       Trustee to Act; Appointment of Successor..................................................173
   Section 8.06       Notification to Certificateholders........................................................174

ARTICLE IX THE TRUSTEE AND THE SECURITIES ADMINISTRATOR                                                         175

   Section 9.01       Duties of Trustee and Securities Administrator............................................175
   Section 9.02       Certain Matters Affecting the Trustee and the Securities Administrator....................178
   Section 9.03       Neither Trustee nor Securities Administrator Liable for Certificates or Mortgage Loans....180
   Section 9.04       Trustee and Securities Administrator May Own Certificates.................................181
   Section 9.05       Eligibility Requirements for Trustee and the Securities Administrator.....................181
   Section 9.06       Resignation and Removal of Trustee and the Securities Administrator.......................182
   Section 9.07       Successor Trustee or Securities Administrator.............................................183
   Section 9.08       Merger or Consolidation of Trustee or Securities Administrator............................184
   Section 9.09       Appointment of Co-Trustee or Separate Trustee.............................................184
   Section 9.10       Authenticating Agents.....................................................................185
   Section 9.11       Securities Administrator's Fees and Expenses and Trustee's Fees and Expenses..............186
   Section 9.12       Appointment of Custodian..................................................................187
   Section 9.13       Paying Agents.............................................................................187
   Section 9.14       Limitation of Liability...................................................................188
   Section 9.15       Trustee or Securities Administrator May Enforce Claims Without Possession of Certificates.188
   Section 9.16       Suits for Enforcement.....................................................................189
   Section 9.17       Waiver of Bond Requirement................................................................189
   Section 9.18       Waiver of Inventory, Accounting and Appraisal Requirement.................................189

ARTICLE X TERMINATION                                                                                           189

   Section 10.01      Termination upon Purchase or Liquidation of All Mortgage Loans............................189
   Section 10.02      Additional Termination Requirements.......................................................192

ARTICLE XI MISCELLANEOUS PROVISIONS                                                                             193

   Section 11.01      Amendment.................................................................................193
   Section 11.02      Recordation of Agreement; Counterparts....................................................195
   Section 11.03      Limitation on Rights of Certificateholders................................................195
   Section 11.04      Governing Law.............................................................................196
   Section 11.05      Notices...................................................................................197
   Section 11.06      Severability of Provisions................................................................197
   Section 11.07      Certificates Nonassessable and Fully Paid.................................................197
   Section 11.08      Access to List of Certificateholders......................................................198

                                      -iii-

   Section 11.09      Recharacterization........................................................................198
   Section 11.10      Regulation AB Compliance; Intent of the Parties; Reasonableness...........................199
   Section 11.11      Third Party Beneficiary...................................................................199

                                    EXHIBITS

Exhibit A-1A1                         Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2                         Form of Face of Class 1-A-2 Certificate
Exhibit A-1A3                         Form of Face of Class 1-A-3 Certificate
Exhibit A-1A4                         Form of Face of Class 1-A-4 Certificate
Exhibit A-1A5                         Form of Face of Class 1-A-5 Certificate
Exhibit A-1AR                         Form of Face of Class 1-A-R Certificate
Exhibit A-2A1                         Form of Face of Class 2-A-1 Certificate
Exhibit A-2A2                         Form of Face of Class 2-A-2 Certificate
Exhibit A-3A1                         Form of Face of Class 3-A-1 Certificate
Exhibit A-3A2                         Form of Face of Class 3-A-2 Certificate
Exhibit A-4A1                         Form of Face of Class 4-A-1 Certificate
Exhibit A-4A2                         Form of Face of Class 4-A-2 Certificate
Exhibit A-4A3                         Form of Face of Class 4-A-3 Certificate
Exhibit A-4A4                         Form of Face of Class 4-A-4 Certificate
Exhibit A-5A1                         Form of Face of Class 5-A-1 Certificate
Exhibit A-5A2                         Form of Face of Class 5-A-2 Certificate
Exhibit A-5A3                         Form of Face of Class 5-A-3 Certificate
Exhibit A-6A1                         Form of Face of Class 6-A-1 Certificate
Exhibit A-6A2                         Form of Face of Class 6-A-2 Certificate
Exhibit A-7A1                         Form of Face of Class 7-A-1 Certificate
Exhibit A-7A2                         Form of Face of Class 7-A-2 Certificate
Exhibit A-7A3                         Form of Face of Class 7-A-3 Certificate
Exhibit A-7A4                         Form of Face of Class 7-A-4 Certificate
Exhibit A-7A5                         Form of Face of Class 7-A-5 Certificate
Exhibit B-5B1                         Form of Face of Class 5-B-1 Certificate
Exhibit B-5B2                         Form of Face of Class 5-B-2 Certificate
Exhibit B-5B3                         Form of Face of Class 5-B-3 Certificate
Exhibit B-5B4                         Form of Face of Class 5-B-4 Certificate
Exhibit B-5B5                         Form of Face of Class 5-B-5 Certificate
Exhibit B-5B6                         Form of Face of Class 5-B-6 Certificate
Exhibit B-XB1                         Form of Face of Class X-B-1 Certificate
Exhibit B-XB2                         Form of Face of Class X-B-2 Certificate
Exhibit B-XB3                         Form of Face of Class X-B-3 Certificate
Exhibit B-XB4                         Form of Face of Class X-B-4 Certificate
Exhibit B-XB5                         Form of Face of Class X-B-5 Certificate
Exhibit B-XB6                         Form of Face of Class X-B-6 Certificate
Exhibit B-XB7                         Form of Face of Class X-B-7 Certificate
Exhibit B-M1                          Form of Face of Class M-1 Certificate
Exhibit B-M2                          Form of Face of Class M-2 Certificate
Exhibit B-M3                          Form of Face of Class M-3 Certificate
Exhibit B-M4                          Form of Face of Class M-4 Certificate
Exhibit B-M5                          Form of Face of Class M-5 Certificate
Exhibit B-M6                          Form of Face of Class M-6 Certificate
Exhibit B-M7                          Form of Face of Class M-7 Certificate

Exhibit B-M8                          Form of Face of Class M-8 Certificate
Exhibit B-CE                          Form of Face of Class CE Certificate
Exhibit C                             Form of Reverse of all Certificates
Exhibit D-1                           Loan Group 1 Mortgage Loan Schedule
Exhibit D-2                           Loan Group 2 Mortgage Loan Schedule
Exhibit D-3                           Loan Group 3 Mortgage Loan Schedule
Exhibit D-4                           Loan Group 4 Mortgage Loan Schedule
Exhibit D-5                           Loan Group 5 Mortgage Loan Schedule
Exhibit D-6                           Loan Group 6 Mortgage Loan Schedule
Exhibit D-7                           Loan Group 7 Mortgage Loan Schedule
Exhibit E                             Request for Release of Documents
Exhibit F                             Form of Certification of Establishment
                                      of Account
Exhibit G-1                           Form of Transferor's Certificate
Exhibit G-2A                          Form 1 of Transferee's Certificate
Exhibit G-2B                          Form 2 of Transferee's Certificate
Exhibit H                             Form of Transferee Representation Letter
                                      for ERISA
                                      Restricted Certificates
Exhibit I                             Form of Affidavit Regarding Transfer of
                                      Residual Certificate
Exhibit J                             List of Recordation States
Exhibit K                             Form of Initial Certification
Exhibit L                             Form of Final Certification
Exhibit M                             Form of Sarbanes-Oxley Certification
Exhibit N                             Relevant Servicing Criteria
Exhibit O                             Additional Form 10-D Disclosure
Exhibit P                             Additional Form 10-K Disclosure
Exhibit Q                             Form 8-K Disclosure Information
Exhibit R                             Form of Back-up Certification
Exhibit S                             Form of Additional Disclosure Notification
Exhibit T                             Interest Rate Swap Agreement
Exhibit U                             Interest Rate Cap Agreement
Exhibit V                             Form of Transferor's Certificate for
                                      Residual Certificate

                         POOLING AND SERVICING AGREEMENT

     THIS  POOLING AND  SERVICING  AGREEMENT,  dated April 30,  2007,  is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor (together with its permitted successors and assigns, the "Depositor"), WELLS FARGO BANK, N.A., as master servicer (together with its permitted successors and assigns, in such capacity, the "Master Servicer") and as securities administrator (together with its permitted successors and assigns, in such capacity, the "Securities Administrator"), and U.S. BANK NATIONAL ASSOCIATION, as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H  T H A T:
                         - - - - - - - - - -  - - - -

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

     The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate, together with the Uncertificated Class Swap-IO Interest issued by the Upper-Tier II REMIC, will evidence the entire beneficial ownership interest in the Trust Estate created hereunder. The Certificates will consist of forty-six Classes of Certificates, designated as (i) the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class
3-A-2,  Class 4-A-1,  Class 4-A-2,  Class 4-A-3, Class 4-A-4, Class 5-A-1, Class
5-A-2, Class 5-A-3, Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4 and Class 7-A-5 Certificates (ii) Class 5-B-1, Class 5-B-2, Class 5-B-3, Class 5-B-4, Class 5-B-5, Class 5-B-6, Class X-B-1, Class X-B-2,
Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6, Class X-B-7, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, (iii) the Class CE Certificates and (iv) the Class 1-A-R Certificate. The descriptions of the Shifting Interest Crossed Loan Group Lower-Tier REMIC, the Shifting Interest Loan Group 5 Lower-Tier REMIC, the Shifting Interest Middle-Tier REMIC, the Shifting Interest Upper-Tier REMIC, the Lower-Tier II REMIC, the Middle-Tier II REMIC, and the Upper-Tier II REMIC that follow are part of the Preliminary Statement. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

              Shifting Interest Crossed Loan Group Lower-Tier REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Crossed Loan Group Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the "Shifting Interest Crossed Loan Group Lower-Tier REMIC." The Class SI-XLR Interest will represent the sole class of "residual interests" in the Shifting Interest Crossed Loan Group Lower-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier REMIC Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interests. None of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests will be certificated.

------------- ----------------------------------- ------------------------------------------- -----------------------------------
                                                   Uncertificated Shifting Interest Crossed
                                                   Loan Group Lower-Tier REMIC Pass-Through
 Designation    Initial Uncertificated Balance                       Rate                      Latest Possible Maturity Date(1)
------------- ----------------------------------- ------------------------------------------- -----------------------------------
     1-L                       $1,741,935,102.74                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
     1-LS                             $52,259.26                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
     2-L                         $207,204,231.55                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
     2-LS                              $6,216.45                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
     3-L                         $117,440,618.73                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
     3-LS                              $3,523.14                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
     4-L                         $494,866,518.91                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
     4-LS                            $214,846.37                 Variable(2)                             May 20, 2036
----------------------- ----------------------------------- ------------------------------------------- -------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Crossed Loan Group Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated Shifting Interest Crossed Loan Group Lower-Tier REMIC Pass-Through Rate" herein.

                 Shifting Interest Loan Group 5 Lower-Tier REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Group 5 Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Shifting Interest Loan Group 5 Lower-Tier REMIC." The Class SI-5LR Interest will represent the sole class of "residual interests" in the Shifting Interest Loan Group 5 Lower-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Shifting Interest Loan Group 5 Lower-Tier REMIC Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interests. None of the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interests will be certificated.

-------------- ----------------------------------- ------------------------------------------- -----------------------------------
 Designation     Initial Uncertificated Balance      Uncertificated Shifting Interest Loan      Latest Possible Maturity Date(1)
                                                   Group 5 Lower-Tier REMIC Pass-Through Rate
-------------- ----------------------------------- ------------------------------------------- -----------------------------------
     5-L                          $313,551,929.93                 Variable (2)                            May 20, 2036
-------------- ----------------------------------- ------------------------------------------- -----------------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group 5 Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated Shifting Interest Loan Group 5 Lower-Tier REMIC Pass-Through Rate" herein.

                       Shifting Interest Middle-Tier REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interests and the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Shifting Interest Middle-Tier REMIC." The Class SI-MR Interest will represent the sole class of "residual interests" in the Shifting Interest Middle-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Shifting
Interest Middle-Tier REMIC Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated Shifting Interest Middle-Tier Regular Interests. None of the Uncertificated Shifting Interest Middle-Tier Interests will be certificated.

------------- ----------------------------------- ------------------------------------------- -----------------------------------
Designation     Initial Uncertificated Balance         Uncertificated Shifting Interest        Latest Possible Maturity Date(1)
                                                     Middle-Tier REMIC Pass-Through Rate
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-1-A-R                               $100.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI 1-A-1                     $1,689,728,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-2-A-1                       $200,994,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-3-A-1                       $113,921,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-4-A-1                       $480,035,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-5-A-1                       $299,442,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-X-B-1                        $30,738,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-X-B-2                        $10,246,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-X-B-3                        $14,088,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-X-B-4                         $8,965,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-X-B-5                         $5,123,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-X-B-6                         $3,842,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-X-B-7                         $3,843,217.15                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-5-B-1                         $7,212,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-5-B-2                         $2,665,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-5-B-3                         $1,725,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-5-B-4                           $784,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-5-B-5                           $941,000.00                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------
 MRI-5-B-6                           $782,929.93                 Variable(2)                             May 20, 2036
------------- ----------------------------------- ------------------------------------------- -----------------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Shifting Interest Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Shifting Interest Middle-Tier Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated Shifting Interest Middle-Tier REMIC Pass-Through Rate" herein.

     The foregoing Shifting Interest Crossed Loan Group Lower-Tier REMIC, Shifting Interest Loan Group 5 Lower-Tier REMIC and Shifting Interest Middle-Tier REMIC structure is intended to cause all the cash from the Shifting Interest Mortgage Loans to flow through the Shifting Interest Upper-Tier REMIC as cash flow on a Shifting Interest Upper-Tier Regular Interest, without creating any shortfall, actual or potential (other than for losses), to any Shifting Interest Upper-Tier Regular Interest. To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with
Section 11.01 hereto.

                       Shifting Interest Upper-Tier REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Shifting Interest Middle-Tier Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Shifting Interest Upper-Tier REMIC." The Class SI-UR Interest will represent the sole class of "residual interests" in the Shifting Interest Upper-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth (or describes) the designation, the Pass-Through, and initial Uncertificated Balance for each Shifting Interest Upper-Tier Regular Interest comprising the "regular interests" in the Shifting Interest Upper-Tier REMIC for purposes of the REMIC Provisions and solely for purposes of Satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each class of Shifting Interest Upper-Tier Interests.

--------------- -------------------------------------- ------------------------------------------- ---------------------------------
   Designation     Initial Uncertificated Balance                     Pass-Through                  Latest Possible Maturity Date(1)
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      1-A-R                                   $100.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      1-A-1                           $750,000,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      1-A-2                           $270,000,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      1-A-3                           $491,861,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      1-A-4                           $148,803,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      1-A-5                            $29,064,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      2-A-1                           $194,778,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      2-A-2                             $6,216,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      3-A-1                           $110,398,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      3-A-2                             $3,523,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      4-A-1                           $250,000,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      4-A-2                           $136,165,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      4-A-3                            $69,126,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      4-A-4                            $24,744,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      5-A-1                           $168,262,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      5-A-2                           $125,000,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      5-A-3                             $6,180,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      X-B-1                            $30,738,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      X-B-2                            $10,246,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      X-B-3                            $14,088,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      X-B-4                             $8,965,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      X-B-5                             $5,123,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      X-B-6                             $3,842,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      X-B-7                             $3,843,217.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      5-B-1                             $7,212,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      5-B-2                             $2,665,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      5-B-3                             $1,725,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      5-B-4                               $784,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------

                                      -6-

--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      5-B-5                               $941,000.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------
      5-B-6                               $782,929.00                     (2)                                 May 20, 2036
--------------- -------------------------------------- ------------------------------------------- ---------------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Shifting Interest Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Shifting Interest Upper-Tier Regular Interest.

(2)  Interest  will  accrue  on  these  Shifting  Interest   Upper-Tier  Regular
     Interests at a rate equal to the Pass-Through Rate of the Corresponding Class of Shifting Interest Certificates.

                               Lower-Tier II REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the OC Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Supplemental Interest Trust, the Interest Rate Swap Agreement, the Interest Rate Cap Agreement, the Swap Account and the Cap Carryover Reserve Account) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Lower-Tier II REMIC." The II-LR Interest will represent the sole class of "residual interests" in the Lower-Tier II REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Lower-Tier II REMIC Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated Lower-Tier II Regular Interests. None of the Uncertificated Lower-Tier II Interests will be certificated.

------------------ -------------------------------- ------------------------------------------- -----------------------------------
Designation        Initial Uncertificated Balance       Uncertificated Lower-Tier II REMIC       Latest Possible Maturity Date(1)
                                                                Pass-Through Rate
------------------ -------------------------------- ------------------------------------------- -----------------------------------
  LRII-I                            $77,187,791.87                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-1-A                            $5,546,827.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-1-B                            $5,546,827.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-2-A                            $5,468,318.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-2-B                            $5,468,318.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-3-A                            $5,491,930.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-3-B                            $5,491,930.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-4-A                            $5,544,297.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-4-B                            $5,544,297.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-5-A                            $5,658,818.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-5-B                            $5,658,818.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-6-A                            $5,805,966.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-6-B                            $5,805,966.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-7-A                            $5,947,244.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-7-B                            $5,947,244.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-8-A                            $6,017,811.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-8-B                            $6,017,811.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-9-A                            $6,003,799.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-9-B                            $6,003,799.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-10-A                           $5,938,746.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-10-B                           $5,938,746.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-11-A                           $5,837,197.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-11-B                           $5,837,197.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-12-A                           $5,735,489.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-12-B                           $5,735,489.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-13-A                           $5,664,125.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-13-B                           $5,664,125.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------

------------------ -------------------------------- ------------------------------------------- -----------------------------------
Designation        Initial Uncertificated Balance       Uncertificated Lower-Tier II REMIC       Latest Possible Maturity Date(1)
                                                                Pass-Through Rate
------------------ -------------------------------- ------------------------------------------- -----------------------------------
-------------------------------------- -------------------------------- ------------------------------------------- ----------------
 LRII-14-A                           $5,617,884.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-14-B                           $5,617,884.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-15-A                          $10,695,234.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-15-B                          $10,695,234.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-16-A                           $5,222,255.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-16-B                           $5,222,255.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-17-A                           $5,235,674.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-17-B                           $5,235,674.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-18-A                           $5,241,276.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-18-B                           $5,241,276.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-19-A                           $5,240,304.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-19-B                           $5,240,304.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-20-A                           $5,231,579.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-20-B                           $5,231,579.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-21-A                           $5,214,397.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-21-B                           $5,214,397.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-22-A                           $5,185,136.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-22-B                           $5,185,136.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-23-A                           $5,146,827.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-23-B                           $5,146,827.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-24-A                           $5,081,525.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-24-B                           $5,081,525.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-25-A                           $4,989,603.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-25-B                           $4,989,603.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-26-A                           $4,897,806.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-26-B                           $4,897,806.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-27-A                           $4,805,937.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-27-B                           $4,805,937.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-28-A                           $4,713,643.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-28-B                           $4,713,643.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-29-A                           $4,644,842.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-29-B                           $4,644,842.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-30-A                           $4,632,123.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-30-B                           $4,632,123.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-31-A                           $4,685,339.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-31-B                           $4,685,339.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-32-A                           $4,762,316.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-32-B                           $4,762,316.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-33-A                           $4,834,709.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-33-B                           $4,834,709.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-34-A                           $4,813,971.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-34-B                           $4,813,971.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------

------------------ -------------------------------- ------------------------------------------- -----------------------------------
Designation        Initial Uncertificated Balance       Uncertificated Lower-Tier II REMIC       Latest Possible Maturity Date(1)
                                                                Pass-Through Rate
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-35-A                           $4,700,196.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-35-B                           $4,700,196.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-36-A                           $4,392,644.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-36-B                           $4,392,644.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-37-A                           $4,075,275.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-37-B                           $4,075,275.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-38-A                           $3,786,564.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-38-B                           $3,786,564.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-39-A                           $3,517,230.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-39-B                           $3,517,230.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-40-A                           $3,313,472.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-40-B                           $3,313,472.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-41-A                           $3,151,592.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-41-B                           $3,151,592.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-42-A                           $3,023,500.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-42-B                           $3,023,500.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-43-A                           $2,898,556.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-43-B                           $2,898,556.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-44-A                           $2,779,007.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-44-B                           $2,779,007.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-45-A                           $2,664,593.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-45-B                           $2,664,593.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-46-A                           $2,554,029.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-46-B                           $2,554,029.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-47-A                           $2,449,667.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-47-B                           $2,449,667.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-48-A                          $16,296,983.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-48-B                          $16,296,983.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-49-A                           $1,472,431.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-49-B                           $1,472,431.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-50-A                           $1,415,515.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-50-B                           $1,415,515.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-51-A                           $1,360,786.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-51-B                           $1,360,786.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-52-A                           $1,308,162.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-52-B                           $1,308,162.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-53-A                           $1,257,684.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-53-B                           $1,257,684.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-54-A                           $1,212,280.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-54-B                           $1,212,280.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-55-A                           $1,173,290.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-55-B                           $1,173,290.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------

------------------ -------------------------------- ------------------------------------------- -----------------------------------
Designation        Initial Uncertificated Balance       Uncertificated Lower-Tier II REMIC       Latest Possible Maturity Date(1)
                                                                Pass-Through Rate
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-56-A                           $1,137,952.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-56-B                           $1,137,952.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-57-A                           $1,099,147.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-57-B                           $1,099,147.00                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-58-A                           $1,053,670.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-58-B                           $1,053,670.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-59-A                           $1,009,917.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-59-B                           $1,009,917.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-60-A                          $24,454,798.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------
 LRII-60-B                          $24,454,798.50                 Variable(2)                             May 20, 2047
------------------ -------------------------------- ------------------------------------------- -----------------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the OC Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Lower-Tier II Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated Lower-Tier REMIC II Pass-Through Rate" herein.

                              Middle-Tier II REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Lower-Tier II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Middle-Tier II REMIC." The Class II-MR Interest will represent the sole class of "residual interests" in the Middle-Tier II REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Middle-Tier II REMIC Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Middle-Tier II Regular Interests. None of the Uncertificated Middle-Tier II Interests will be certificated.

---------------------- ----------------------------------- ------------------------------------- -----------------------------------
         Designations  Initial Uncertificated Balance      Uncertificated Middle-Tier II REMIC    Latest Possible Maturity Date(1)
                                                                    Pass-Through Rate
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-AA                                   $630,366,965.91              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-6A1                                      $683,490.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-6A2                                       $75,940.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-7A1                                    $3,396,680.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-7A2                                      $534,800.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-7A3                                      $712,810.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-7A4                                      $395,270.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-7A5                                      $308,490.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-M1                                        $77,190.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-M2                                        $32,160.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-M3                                        $32,160.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-M4                                        $32,160.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-M5                                        $32,160.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-M6                                        $32,160.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-M7                                        $32,160.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-M8                                        $32,160.00              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-ZZ                                     $6,454,841.96              Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------
MRII-IO                              (3)                               Variable(2)                          May 20, 2047
---------------------- ----------------------------------- ------------------------------------- -----------------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the OC Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Middle-Tier II Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated Middle-Tier II REMIC Pass-Through Rate" herein.

(3) The Class MRII-IO Interest will have an Uncertificated Balance calculated in accordance with the definition of "Uncertificated Balance" herein.

     The foregoing Lower-Tier II REMIC and Middle-Tier II REMIC structure is intended to cause all the cash from the OC Mortgage Loans to flow through the Upper-Tier II REMIC as cash flow on an Upper-Tier II Regular Interest, without creating any shortfall, actual or potential (other than for losses), to any Upper-Tier II Regular Interest. To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section
11.01 hereto.

                               Upper-Tier II REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Middle-Tier II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Upper-Tier II REMIC." The II-UR Interest will represent the sole class of "residual interests" in the Upper-Tier II REMIC for purposes of the REMIC Provisions.

     The following table irrevocably sets forth (or describes) the Upper-Tier II Regular Interest designation, initial Uncertificated Balance and Uncertificated Upper-Tier II REMIC Pass-Through Rate for each Upper-Tier II Regular Interest comprising the "regular interests" in the Upper-Tier II REMIC for purposes of the REMIC Provisions and, solely for purposes of satisfying Treasury Regulations
Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each Upper-Tier II Regular Interest.

-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
Designation(1)   Initial Uncertificated Balance      Uncertificated Upper- Tier II REMIC       Latest Possible Maturity Date(1)
                                                              Pass-Through Rate
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
    6-A-1                          $68,349,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
    6-A-2                           $7,594,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
    7-A-1                         $339,668,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
    7-A-2                          $53,480,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
    7-A-3                          $71,281,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
    7-A-4                          $39,527,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
    7-A-5                          $30,849,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
     M-1                            $7,719,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
     M-2                            $3,216,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
     M-3                            $3,216,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
     M-4                            $3,216,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
     M-5                            $3,216,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
     M-6                            $3,216,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
     M-7                            $3,216,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
     M-8                            $3,216,000.00                Variable(2)                             May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
      CE                      (3)                                    (3)                                 May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------
   Swap-IO                    (4)                                    (4)                                 May 20, 2047
-------------- ----------------------------------- ---------------------------------------- ---------------------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the OC Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Upper-Tier II Regular Interest.

(2) Interest will accrue on these Upper-Tier II Regular Interests at a per annum rate equal to the lesser of (i) One Month LIBOR plus the Certificate Margin for the Corresponding Class of Certificates and (ii) the Upper-Tier II REMIC Net WAC Cap. On any Distribution Date on which the Certificate Interest Rate for the Corresponding Class of Certificates exceeds the Upper-Tier II REMIC Net WAC Cap, interest accruals based on such excess shall be treated as having been paid from Cap Carryover Reserve Account or the Supplemental Interest Trust, as applicable. On any Distribution Date on which the Certificate Interest Rate on a Class of Certificates is based on the applicable Pool Cap, the excess of the amount of interest that would have accrued on such Class of Certificates if the Upper-Tier II REMIC Net WAC Cap were substituted for the applicable Pool Cap over the interest accruals based on the applicable Pool Cap shall be treated as having been paid by the related Class of Certificates to the Supplemental Interest Trust, all pursuant to and as further provided in Sections 5.12 and 5.13 herein.

(3) For federal income tax purposes, the Class CE Upper-Tier II Regular Interest will have an initial Uncertificated Balance equal to the Initial Overcollateralization Amount. The Class CE Upper-Tier II Regular Interest will bear interest at its Pass-Through Rate on its Notional Amount.

(4) For federal income tax purposes, the Class Swap IO Upper-Tier II Regular Interest will be entitled to 100% of the amounts distributed on the Class MRII-IO Middle-Tier II Regular Interest. The Class Swap IO Upper-Tier II Regular Interest will be held as an asset of the Supplemental Interest Trust.

                             SUMMARY OF CERTIFICATES

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

                                                                                                                           Integral
                                                                                                                        Multiples in
                                  Initial Class                   Pass-Through Rate or                 Minimum             Excess of
 Classes                      Certificate Balance              Certificate Interest Rate            Denomination           Minimum
Class 1-A-1                     $750,000,000                                 (1)                       $1,000                    $1
Class 1-A-2                     $270,000,000                                 (1)                       $1,000                    $1
Class 1-A-3                     $491,861,000                                 (1)                       $1,000                    $1
Class 1-A-4                     $148,803,000                                 (1)                       $1,000                    $1
Class 1-A-5                     $29,064,000                                  (1)                       $1,000                    $1
Class 1-A-R                     $100                                         (1)                        $100                     N/A
Class 2-A-1                     $194,778,000                                 (2)                       $1,000                    $1
Class 2-A-2                     $6,216,000                                   (2)                       $1,000                    $1
Class 3-A-1                     $110,398,000                                 (3)                       $1,000                    $1
Class 3-A-2                     $3,523,000                                   (3)                       $1,000                    $1
Class 4-A-1                     $250,000,000                                 (4)                       $1,000                    $1
Class 4-A-2                     $136,165,000                                 (4)                       $1,000                    $1
Class 4-A-3                     $69,126,000                                  (4)                       $1,000                    $1
Class 4-A-4                     $24,744,000                                  (4)                       $1,000                    $1
Class 5-A-1                     $168,262,000                                 (5)                       $1,000                    $1
Class 5-A-2                     $125,000,000                                 (5)                       $1,000                    $1
Class 5-A-3                     $6,180,000                                   (5)                       $1,000                    $1
Class 6-A-1                     $68,349,000                                  (6)                       $1,000                    $1
Class 6-A-2                     $7,594,000                                   (6)                       $1,000                    $1
Class 7-A-1                     $339,668,000                                 (6)                       $1,000                    $1
Class 7-A-2                     $53,480,000                                  (6)                       $1,000                    $1
Class 7-A-3                     $71,281,000                                  (6)                       $1,000                    $1
Class 7-A-4                     $39,527,000                                  (6)                       $1,000                    $1
Class 7-A-5                     $30,849,000                                  (6)                       $1,000                    $1
Class 5-B-1                     $7,212,000                                   (5)                      $25,000                    $1
Class 5-B-2                     $2,665,000                                   (5)                      $25,000                    $1
Class 5-B-3                     $1,725,000                                   (5)                      $25,000                    $1
Class 5-B-4                     $784,000                                     (5)                      $25,000                    $1
Class 5-B-5                     $941,000                                     (5)                      $25,000                    $1
Class 5-B-6                     $782,929                                     (5)                      $25,000                    $1
Class X-B-1                     $30,738,000                                  (7)                      $25,000                    $1
Class X-B-2                     $10,246,000                                  (7)                      $25,000                    $1
Class X-B-3                     $14,088,000                                  (7)                      $25,000                    $1
Class X-B-4                     $8,965,000                                   (7)                      $25,000                    $1
Class X-B-5                     $5,123,000                                   (7)                      $25,000                    $1
Class X-B-6                     $3,842,000                                   (7)                      $25,000                    $1

                                                                                                                           Integral
                                                                                                                        Multiples in
                                  Initial Class                   Pass-Through Rate or                 Minimum             Excess of
 Classes                      Certificate Balance              Certificate Interest Rate            Denomination           Minimum
Class X-B-7                     $3,843,217                                   (7)                      $25,000                    $1
Class M-1                       $7,719,000                                   (6)                      $25,000                    $1
Class M-2                       $3,216,000                                   (6)                      $25,000                    $1
Class M-3                       $3,216,000                                   (6)                      $25,000                    $1
Class M-4                       $3,216,000                                   (6)                      $25,000                    $1
Class M-5                       $3,216,000                                   (6)                      $25,000                    $1
Class M-6                       $3,216,000                                   (6)                      $25,000                    $1
Class M-7                       $3,216,000                                   (6)                      $25,000                    $1
Class M-8                       $3,216,000                                   (6)                      $25,000                    $1
Class CE                              (8)                                    (8)                        N/A                      N/A

(1) Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

(2) Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 2 Mortgage Loans.

(3) Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 3 Mortgage Loans.

(4) Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

(5) Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 5 Mortgage Loans.

(6) Interest will accrue on these Certificates at a per annum rate equal to the lesser of (i) the sum of One-Month LIBOR plus the applicable Certificate Margin (the "Pass-Through Rate") and (ii) the Pool Cap.

(7) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Crossed Loan Group) of the Net WAC of the Loan Groups in the Crossed Loan Group.

(8) For federal income tax purposes, the Class CE Certificates will have an initial Class Certificate Balance equal to the Initial Overcollateralization Amount. The Class CE Certificates will be entitled to 100% of the amount distributed on the Class CE Upper-Tier II Regular Interest.

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article:

     10-K Filing Deadline: As defined in Section 3.22(c).

     1933 Act: The Securities Act of 1933, as amended.

     60+ Day Delinquent Loan: For each Distribution Date, each OC Mortgage Loan (including each OC Mortgage Loan in foreclosure and each OC Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a Monthly Payment is, as of the Due Date in the prior calendar month, two months or more past due and each OC Mortgage Loan relating to an REO Property.

     Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information which is attached hereto as Exhibit S.

     Additional Form 10-D Disclosure: As defined in Section 3.22(b).

     Additional Form 10-K Disclosure: As defined in Section 3.22(c).

     Additional Servicer: A Subcontractor engaged by the Master Servicer or the Securities Administrator that is a "servicer" within the meaning of Item 1101 of Regulation AB and meets any of the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB.

     Adjusted Pool Amount: With respect to any Distribution Date and Shifting Interest Loan Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans of such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the related Shifting Interest Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-off Date through the end of the month preceding such Distribution Date.

     Advance: A Periodic Advance or a Servicing Advance.

     Agreement:   This  Pooling  and  Servicing   Agreement  together  with  all
amendments hereof and supplements hereto.

     Applied Realized Loss Amount: Any of a Group 6 Applied Realized Loss Amount, a Group 7 Applied Realized Loss Amount or a Subordinated Applied Realized Loss Amount.

     Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator generally no more than four months prior to origination (or, with respect to newly constructed properties, no more than twelve months prior to origination) of such Mortgage Loan or, in some instances, more than four months prior to origination of such Mortgage Loan, provided that (x) an appraisal update is obtained and (y) the original appraisal was obtained no more than twelve months prior to origination of such Mortgage Loan, or in certain cases, an automated valuation model (if applicable) or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model (if applicable) or tax assessed value, or
(ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

     Assessment of Compliance: As defined in Section 3.21(a).

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Attestation Report: As defined in Section 3.21(b).

     Authenticating Agents: As defined in Section 9.10.

     Back-up Certification: As defined in Section 3.22(e).

     BAFC: Banc of America Funding Corporation.

     BAMCC: Banc of America Mortgage Capital Corporation.

     BANA:  Bank  of  America,   National   Association,   a  national   banking
association, or its successor in interest.

     BANA Servicing Agreement: The Servicing Agreement, dated April 30, 2007, by and between BAFC, as depositor, and BANA, as servicer.

     BBA: As defined in Section 5.10.

     Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

     BPP Mortgage Loan: Any Mortgage Loan which includes a Borrowers Protection Plan(R) addendum to the related Mortgage Note whereby BANA agrees to cancel (i) certain payments of principal and interest on such Mortgage Loan for up to twelve months upon the disability or involuntary unemployment of the Mortgagor or (ii) the outstanding principal balance of the Mortgage Loan upon the accidental death of the Mortgagor; provided that such Borrowers Protection Plan(R) has not been terminated in accordance with its terms.

     BPP Mortgage Loan Payment: With respect to any BPP Mortgage Loan, the Monthly Covered Amount or Total Covered Amount, if any, payable by BANA pursuant to Section 7(b) of the Mortgage Loan Purchase Agreement.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the states in which the servicing offices of any Servicer are located, the state or states in which the master servicing offices of the Master Servicer are located or the state or states in which the Corporate Trust Offices of the Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

     Buy-Down Account: The separate Eligible Account or Accounts created and maintained by a Servicer as set forth in Section 3.08.

     Buy-Down Agreement: An agreement governing the application of Buy-Down Funds with respect to a Buy-Down Mortgage Loan.

     Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a Buy-Down Mortgage Loan.

     Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided from related Buy-Down Funds.

     Calculated Principal Distribution: As defined in Section 5.04(b)(iii).

     Cap Carryover Amount: If on any Distribution Date, the Overcollateralized Accrued Certificate Interest for any Offered Overcollateralized Certificate is based on the Pool Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date based on its Pass-Through Rate over (ii) the amount of interest such Class received on such Distribution Date based on the Pool Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then-applicable Pass-Through Rate on such Class. For federal income tax purposes, each application of the Pool Cap shall be an application of the Upper-Tier II REMIC Net WAC Cap for purposes of calculating the Cap Carryover Amount.

     Cap Carryover Reserve Account: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(i) in the name of the Securities Administrator, on behalf of the Trustee, for the benefit of the Holders of the Offered Overcollateralized Certificates and designated "Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-C." Funds in the Cap Carryover Reserve Account shall be held uninvested. The Cap Carryover Reserve Account shall not be an asset of any REMIC formed under this Agreement.

     Cap Provider: Bank of America, National Association.

     Certificate: Any of the Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-C that are issued pursuant to this Agreement.

     Certificate Account: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(b) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-C." The Certificate Account shall be deemed to consist of fourteen sub-accounts; one for each of the Loan Groups (the "Loan Group 1 Sub-Account," "Loan Group 2 Sub-Account," "Loan Group 3 Sub-Account," "Loan Group 4 Sub-Account," "Loan Group 5 Sub-Account," "Loan Group 6 Sub-Account" and "Loan Group 7 Sub-Account"), and one for each of the Lower-Tier II Certificate Sub-Account, the Middle-Tier II Certificate Sub-Account, the Upper-Tier II Certificate Sub-Account, the Shifting Interest Crossed Loan Group Lower-Tier Certificate Sub-Account, the Shifting Interest Loan Group 5 Lower-Tier
Certificate Sub-Account, the Shifting Interest Middle-Tier Certificate Sub-Account and the Shifting Interest Upper-Tier Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

     Certificate Balance: With respect to any Certificate at any date (other than a Class CE Certificate), the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

     Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Securities Administrator.

     Certificate Interest Rate: With respect to each Class of Certificates, the per annum rate set forth or calculated in the table under the caption "Summary of Certificates" in the Preliminary Statement.

     Certificate    Margin:    With   respect   to   each   Class   of   Offered
Overcollateralized Certificates, the following percentages:

                                                                    After the
                             On or Prior to the OC Optional        OC Optional
                                    Termination Date            Termination Date
Class 6-A-1 Certificates                 0.210%                      0.420%
Class 6-A-2 Certificates                 0.270%                      0.540%
Class 7-A-1 Certificates                 0.210%                      0.420%
Class 7-A-2 Certificates                 0.270%                      0.540%
Class 7-A-3 Certificates                 0.080%                      0.160%
Class 7-A-4 Certificates                 0.220%                      0.440%
Class 7-A-5 Certificates                 0.300%                      0.600%
Class M-1 Certificates                   0.400%                      0.600%
Class M-2 Certificates                   0.450%                      0.675%
Class M-3 Certificates                   0.650%                      0.975%
Class M-4 Certificates                   1.100%                      1.650%
Class M-5 Certificates                   1.250%                      1.875%
Class M-6 Certificates                   1.250%                      1.875%
Class M-7 Certificates                   1.250%                      1.875%
Class M-8 Certificates                   1.250%                      1.875%

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

     Certificate Register: The register maintained pursuant to Section 6.02.

     Certificate Registrar: The registrar appointed pursuant to Section 6.02.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that neither the Securities Administrator nor the Trustee shall be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

     Certification Parties: As defined in Section 3.22(e).

     Certifying Person: As defined in Section 3.22(e).

     Chase: JPMorgan Chase Bank, National Association, in its capacity as a Servicer under the Chase Servicing Agreement.

     Chase Servicing Agreement: Collectively, (i) that certain Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2005, as amended by Amendment No. 1, dated as of January 1, 2006, and as further amended by the Regulation AB Compliance Addendum, dated as of January 1, 2006, each by and among BANA, Chase and Chase Home Finance LLC, and (ii) the Assignment, Assumption and Recognition Agreement, dated April 30, 2007, by and among BANA, the Depositor, the Trustee, Chase and Chase Home Finance LLC.

     Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1,
Class 3-A-2,  Class 4-A-1,  Class 4-A-2,  Class 4-A-3, Class 4-A-4, Class 5-A-1,
Class 5-A-2,  Class 5-A-3,  Class 6-A-1,  Class 6-A-2, Class 7-A-1, Class 7-A-2,
Class 7-A-3,  Class 7-A-4,  Class 7-A-5,  Class 5-B-1, Class 5-B-2, Class 5-B-3,
Class 5-B-4, Class 5-B-5, Class 5-B-6, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6, Class X-B-7, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class CE Certificates, as the case may be.

     Class 1-A-2 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 1-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 1-A-3 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 1-A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 1-A-4 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 1-A-4 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 1-A-5 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Class Certificate Balance of the Class 1-A-5 Certificates with respect to such Distribution Date prior to any reduction for the Class 1-A-5 Loss Allocation Amount and (b) the sum of the Class 1-A-2 Loss Amount, the Class 1-A-3 Loss Amount and the Class 1-A-4 Loss Amount with respect to such Distribution Date.

     Class 1-A-R Certificate: The Class 1-A-R Certificate, which represent the ownership of the Class II-UR Interest, the Class II-MR Interest, the Class II-LR Interest, the Class SI-UR Interest, the Class SI-MR Interest, the Class SI-XLR Interest and the Class SI-5LR Interest.

     Class 2-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Class Certificate Balance of the Class 2-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 2-A-2 Loss Allocation Amount and (b) the Class 2-A-1 Loss Amount with respect to such Distribution Date.

     Class 3-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 3-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Class Certificate Balance of the Class 3-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 3-A-2 Loss Allocation Amount and (b) the Class 3-A-1 Loss Amount with respect to such Distribution Date.

     Class 4-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 4-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 4-A-2 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 4-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 4-A-3 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 4-A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 4-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Loan Group, the lesser of (a) the Class Certificate Balance of the Class 4-A-4 Certificates with respect to such Distribution Date prior to any reduction for the Class 4-A-4 Loss Allocation Amount and (b) the sum of the Class 4-A-1 Loss Amount, Class 4-A-2 Loss Amount and Class 4-A-3 Loss Amount with respect to such Distribution Date.

     Class 5-A-2 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 5, the amount, if any, by which the Class Certificate Balance of the Class 5-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 5-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 5, the lesser of (a) the Class Certificate Balance of the Class 5-A-3 Certificate with respect to such Distribution Date prior to any reduction for the Class 5-A-3 Loss Allocation Amount and (b) the Class 5-A-2 Loss Amount with respect to such Distribution Date.

     Class B Certificates: The Class 5-B-1, Class 5-B-2, Class 5-B-3, Class 5-B-4, Class 5-B-5, Class 5-B-6, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6 and Class X-B-7 Certificates.

     Class CE Certificates: The Class CE Certificates, which represent (i) the corresponding Upper-Tier II Regular Interest for purposes of the REMIC Provisions, (ii) the obligation to pay Cap Carryover Amounts, Swap Termination Payments and the Class IO Distribution Amount and (iii) the right to receive the Class IO Distribution Amount and amounts from the Cap Carryover Reserve Account and the Swap Account.

     Class CE Distributable Amount: With respect to any Distribution Date, the sum of (i) the interest accrued on the Class CE Upper-Tier II Regular Interest at its Pass-Through Rate calculated on its Notional Amount less the amount (without duplication) of Cap Carryover Amounts paid pursuant to Section 5.03(c)(i) priority fourth and any Defaulted Swap Termination Payments paid pursuant to Section 5.03(c)(i) priority seventh, (ii) any remaining Overcollateralization Release Amounts, and (iii) the amounts remaining in (A) the Cap Carryover Reserve Account after the distributions in Section 3.09(i) and
(B) the Supplemental Interest Trust in respect of the Swap Account after distributions in Section 5.03(d) priorities first through tenth.

     Class CE Grantor Trust: The grantor trust created pursuant to Section 5.14 consisting of any interests in the Cap Carryover Reserve Account and Supplemental Interest Trust beneficially owned by the holders of the Class CE
Certificates and rights and obligations with respect thereto. The Class CE Grantor Trust shall not be an asset of any REMIC formed hereunder.

     Class Certificate Balance: With respect to any Class of Shifting Interest Certificates and any date of determination, and subject to Section 5.04(b)(vi), an amount equal to the Initial Class Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto, (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.04(b)(i) and (iii) in the case of the Class 1-A-5, Class 2-A-2, Class 3-A-2, Class 4-A-4 and Class 5-A-3 Certificates, any reduction allocated thereto pursuant to Section 5.04(b)(iv) plus (B) the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to
Section 5.04(b)(i) and (ii) in the case of the Class 1-A-5, Class 2-A-2, Class 3-A-2, Class 4-A-4 and Class 5-A-3 Certificates, any increases allocated thereto pursuant to Section 5.04(b)(iv). With respect to any Class of Overcollateralized

Certificates (other than the Class CE Certificates) and any date of determination, and subject to the last paragraph of Section 5.04(c), the Initial Class Certificate Balance of such Class (a) reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) increased by any Recoveries allocated to such Class for previous Distribution Dates.

     With respect to the Class CE Certificates and any date of determination, and solely for federal income tax purposes, the excess, if any, of the then aggregate Uncertificated Balances of the Uncertificated Middle-Tier II Interests (other than the Class MRII-IO Interest) over the aggregate Class Certificate Balance of the Offered Overcollateralized Certificates then outstanding.

     Class Interest Shortfall: For any Distribution Date and each Class of Shifting Interest Certificates, the amount by which Shifting Interest Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

     Class IO Distribution Amount: As defined in Section 5.12 hereof. For the purposes of clarity, the Class IO Distribution Amount for any Distribution Date shall equal the amount payable to the Supplemental Interest Trust on such Distribution Date in excess of the amount payable on the Class Swap-IO
Upper-Tier II Regular Interest on such Distribution Date, all as further provided in Section 5.12 hereof.

     Class M-1 Principal Distribution Amount: As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date) and (ii) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 92.30% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-2 Principal Distribution Amount: As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 93.30% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and
(b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-3 Principal Distribution Amount: As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 94.30% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-4 Principal Distribution Amount: As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 95.30% and
(ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-5 Principal Distribution Amount: As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Class Certificate Balance of the Class M-5

Certificates  immediately prior to such Distribution Date over (y) the lesser of
(a) the product of (i) 96.30% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and
(b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-6 Principal Distribution Amount: As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Certificate Balance of the Class M-5
Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Class Certificate Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 97.30% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-7 Principal Distribution Amount: As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Certificate Balance of the Class M-5
Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and
(viii) the Class Certificate Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 98.30% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-8 Principal Distribution Amount: As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Certificate Balance of the Class M-5
Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Class Certificate Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Class Certificate Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of
(a) the product of (i) 99.30% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and
(b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class 5-B Certificates: The Class 5-B-1, Class 5-B-2, Class 5-B-3, Class 5-B-4, Class 5-B-5 and Class 5-B-6 Certificates.

     Class Swap-IO Upper-Tier II Regular Interest: An uncertificated interest representing the right to distributions as set forth herein and evidencing an Upper-Tier II Regular Interest for purposes of the REMIC Provisions.

     Class Unpaid Interest Shortfall: As to any Distribution Date and each Class of Shifting Interest Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

     Class X-B Certificates: The Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6 and Class X-B-7 Certificates.

     Closing Date: April 30, 2007.

     Code: The Internal Revenue Code of 1986, as amended.

     Collection Period: With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

     Commission: The U.S. Securities and Exchange Commission.

     Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) the aggregate Servicing Fee payable to such Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date and (b) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans serviced by such Servicer resulting from Principal Prepayments on such Mortgage Loans during the related Prepayment Period; provided, however, Compensating Interest payable for any month by BANA will be limited to one-twelfth of 0.2500% of the aggregate Stated Principal Balance of the Mortgage Loans serviced by BANA, calculated as of the Due Date of the month preceding the month of such Distribution Date. With respect to any Distribution Date and National City, an amount equal to the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans serviced by National City resulting from Principal Prepayments on such Mortgage Loans during the related Prepayment Period.

     Compliance Statement: As defined in Section 3.20.

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: With respect to the Trustee, the office of the Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:
Corporate Trust Services, BAFC, Series 2007-C, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Client Manager - BAFC 2007-C, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - BAFC 2007-C, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Trustee and the Master Servicer.

     Corresponding Class or Classes: The Class of interests in one REMIC created under this Agreement that corresponds to the Class of interests in another REMIC or to a Class of Certificates in the manner set out below:

-------------------------------- -------------------------------------------------- ------------------------------------------------
Uncertificated Shifting Interest Corresponding Shifting Interest Upper-Tier Regular           Corresponding Class of Certificates
  Middle-Tier Regular Interest                        Interest
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-1-A-R                                   N/A                                         Class 1-A-R Certificate
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI 1-A-1             Class 1-A-1, Class 1-A-2, Class 1-A-3, and Class  Class 1-A-1, Class 1-A-2, Class 1-A-3, Class
                                                  1-A-4 Interests                          1-A-4 and Class 1-A-5 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-2-A-1                  Class 2-A-1 and Class 2-A-2 Interests               Class 2-A-1 and Class 2-A-2 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-3-A-1                  Class 3-A-1 and Class 3-A-2 Interests               Class 3-A-1 and Class 3-A-2 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-4-A-1             Class 4-A-1, Class 4-A-2, Class 4-A-3, and Class   Class 4-A-1, Class 4-A-2, Class 4-A-3 and Class
                                                  4-A-4 Interests                                4-A-4 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-5-A-1            Class 5-A-1, Class 5-A-2 and Class 5-A-3 Interests      Class 5-A-1, Class 5-A-2 and Class 5-A-3
                                                                                                          Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-X-B-1                          Class X-B-1 Interests                               Class X-B-1 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-X-B-2                          Class X-B-2 Interests                               Class X-B-2 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-X-B-3                           Class X-B-3 Interest                               Class X-B-3 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-X-B-4                           Class X-B-4 Interest                               Class X-B-4 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-X-B-5                           Class X-B-5 Interest                               Class X-B-5 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-X-B-6                           Class X-B-6 Interest                               Class X-B-6 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-X-B-7                           Class X-B-7 Interest                               Class X-B-7 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-5-B-1                           Class 5-B-1 Interest                               Class 5-B-1 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-5-B-2                           Class 5-B-2 Interest                               Class 5-B-2 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-5-B-3                           Class 5-B-3 Interest                               Class 5-B-3 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------

-------------------------------- -------------------------------------------------- ------------------------------------------------
Uncertificated Shifting Interest Corresponding Shifting Interest Upper-Tier Regular           Corresponding Class of Certificates
  Middle-Tier Regular Interest                        Interest
-------------------------------- -------------------------------------------------- -----------------------------------------------
            MRI-5-B-4                           Class 5-B-4 Interest                               Class 5-B-4 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-5-B-5                           Class 5-B-5 Interest                               Class 5-B-5 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------
            MRI-5-B-6                           Class 5-B-6 Interest                               Class 5-B-6 Certificates
-------------------------------- -------------------------------------------------- ------------------------------------------------


----------------------------------------------- ---------------------------------------------- -------------------------------------
Uncertificated Middle-Tier II Regular Interest   Corresponding Upper-Tier II Regular Interest  Corresponding Class of Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                MRII-6A1                                  Class 6-A-1 Interest                   Class 6-A-1 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                MRII-6A2                                  Class 6-A-2 Interest                   Class 6-A-2 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                MRII-7A1                                  Class 7-A-1 Interest                   Class 7-A-1 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                MRII-7A2                                  Class 7-A-2 Interest                   Class 7-A-2 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                MRII-7A3                                  Class 7-A-3 Interest                   Class 7-A-3 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                MRII-7A4                                  Class 7-A-4 Interest                   Class 7-A-4 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                MRII-7A5                                  Class 7-A-5 Interest                   Class 7-A-5 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                 MRII-M1                                   Class M-1 Interest                     Class M-1 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                 MRII-M2                                   Class M-2 Interest                     Class M-2 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                 MRII-M3                                   Class M-3 Interest                     Class M-3 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                 MRII-M4                                   Class M-4 Interest                     Class M-4 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                 MRII-M5                                   Class M-5 Interest                     Class M-5 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                 MRII-M6                                   Class M-6 Interest                     Class M-6 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                 MRII-M7                                   Class M-7 Interest                     Class M-7 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                 MRII-M8                                   Class M-8 Interest                     Class M-8 Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                   N/A                                      Class CE Interest                      Class CE Certificates
----------------------------------------------- ---------------------------------------------- -------------------------------------
                 MRII-IO                                 Class Swap IO Interest                             N/A
----------------------------------------------- ---------------------------------------------- -------------------------------------

     CWHLS: Countrywide Home Loans Servicing LP, in its capacity as Servicer under the Countrywide Home Loans Servicing Agreement.

     Countrywide Home Loans Servicing Agreement: Collectively, (i) that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, by and between BANA (as successor in interest to BAMCC) and the Countrywide Home Loans, Inc., (ii) that certain Amendment No. 1, dated as of July 1, 2003, by and among BAMCC, Countrywide Home Loans, Inc. ("Countrywide") and BANA, (iii) that certain Amendment No. 2, dated as of September 1, 2004, by and among BAMCC, Countrywide and BANA, (iv) that certain Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement (the "Amendment Reg AB"), dated as of January 1, 2006, by and between the Countrywide and BANA and (v) that certain Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, by and among CWHLS, Countrywide, BANA, the Depositor and the Trustee.

     Crossed Groups: Group 1, Group 2, Group 3, Group 4 and the Class X-B Certificates.

     Crossed Loan Groups: Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4.

     Crossed Loan Group Mortgage Loans: The Group 1 Mortgage Loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans and Group 4 Mortgage Loans.

     Crossed Loan Group Senior Percentage: With respect to any Crossed Loan Group for any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Senior Shifting Interest Certificates of the Crossed Groups by (y) the aggregate Pool Principal Balance of the Crossed Loan Groups with respect to such Distribution Date.

     Crossed Loan Group Subordinate Percentage: With respect to any Crossed Loan Group for any Distribution Date, 100% minus the Crossed Loan Group Senior Percentage for such date.

     Custodian: Initially, the Trustee and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

     Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

     Cut-off Date: April 1, 2007.

     Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Stated Principal Balances of the Mortgage Loans in such Loan Group as of the Cut-off Date, which is $1,741,987,362.00 for Loan Group 1, $207,210,448.00 for
Loan Group 2,  $117,444,141.87 for Loan Group 3,  $494,881,365.28 for Loan Group
4,  $313,551,929.93  for Loan  Group  5,  $79,982,008.25  for  Loan  Group 6 and
$563,249,589.62 for Loan Group 7.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Supplemental Interest Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (including a Downgrade Termination Event) under the Interest Rate Swap Agreement (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the Interest Rate Swap Agreement)) with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement).

     Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

     Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Definitive Certificates: As defined in Section 6.02(c)(iii).

     Delinquent: Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

     Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

     Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository   Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date and for each Servicer, as defined in the applicable Servicing Agreement.

     Distribution Date: The 20th day of each month beginning in May 2007 (or, if such day is not a Business Day, the next Business Day).

     Document Transfer Event: The 60th day following the day on which either (i) Wells Fargo is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by Fitch.

     Downgrade Termination Event: An event whereby (x) the Swap Provider (or its guarantor) ceases to have short term unsecured and/or long term debt ratings at least equal to the levels specified in the Interest Rate Swap Agreement, and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the Rating Agencies): (i) within the time period specified in the Interest Rate Swap Agreement with respect to such downgrade, the Swap Provider shall transfer the Interest Rate Swap Agreement, in whole, but not in part, to a substitute swap provider that satisfied the requirements set forth in the Interest Rate Swap Agreement, subject to the satisfaction of the rating agency condition or (ii) within the time periods and otherwise as required by the Interest Rate Swap Agreement, the Swap Provider shall obtain a qualified guaranty of its obligations from an eligible third party or (iii) within the time period specified in the Interest Rate Swap Agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the Issuing Entity pursuant to the ISDA Credit Support Annex entered into as of April 30, 2007 between the Supplemental Interest Trust and the Swap Provider.

     Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

     EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee, the Master Servicer and the Securities Administrator), acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Master Servicer or the Securities Administrator.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted  Certificates:  Any of the Class 1-A-R, Class 5-B-4, Class
5-B-5, Class 5-B-6, Class X-B-5, Class X-B-6, Class X-B-7 and Class CE Certificates and any Certificate that no longer meets the applicable rating requirements of an Underwriter's Exemption.

     Escrow Account: As defined in Section 3.08.

     Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Events of Default: As defined in Section 8.01.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the applicable Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and
(y) the Overcollateralization Deficiency for such Distribution Date.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Final   Distribution  Date:  The  Distribution  Date  on  which  the  final distribution in respect of some or all of the Certificates will be made pursuant to Section 10.01.

     Financial Market Service: Bloomberg LP, Intex Solutions, Inc. and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

     FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

     Fitch: Fitch Ratings, or any successor thereto.

     Fixed Payer Rate: The fixed rate payable for each Distribution Date up to and including the Distribution Date in April 2012, which is 4.97125%.

     Form 8-K Disclosure Information: As defined in Section 3.22(d).

     Fractional Interest: As defined in Section 5.02(d).

     Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the related Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Rate Ceiling) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

     Group: Any of Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 or Group 7.

     Group 1: The Group 1 Senior Certificates.

     Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

     Group 1 Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5 and Class 1-A-R Certificates.

     Group 2: The Group 2 Senior Certificates.

     Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

     Group 2 Senior Certificates: The Class 2-A-1 and Class 2-A-2 Certificates.

     Group 3: The Group 3 Senior Certificates.

     Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

     Group 3 Senior Certificates: The Class 3-A-1 and Class 3-A-2 Certificates.

     Group 4: The Group 4 Senior Certificates.

     Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

     Group 4 Senior Certificates: The Class 4-A-1, Class 4-A-2, Class 4-A-3 and Class 4-A-4 Certificates.

     Group 5: The Group 5 Senior Certificates and the Class 5-B Certificates.

     Group 5 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5 hereto.

     Group 5 Senior Certificates: The Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates.

     Group 6: The Group 6 Senior Certificates.

     Group 6 Applied Realized Loss Amount: With respect to each Distribution Date after the aggregate Class Certificate Balance of the Mezzanine Certificates has been reduced to zero and any Class of Group 6 Senior Certificates, the excess, if any, of the aggregate of (a) the Class Certificate Balances of the Group 6 Senior Certificates (after taking into account the distribution of the Principal Distribution Amount and any Net Swap Payments from the Swap Provider on such Distribution Date and any increase in any Class Certificate Balance as a result of Recoveries) over (b) the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of last day of the related Collection Period.

     Group 6 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6 hereto.

     Group 6 Senior Certificates: The Class 6-A-1 and Class 6-A-2 Certificates.

     Group 6 Senior Principal Allocation Percentage: As of any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group 6 Mortgage Loans for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

     Group 6 Senior Principal Distribution Amount: As of any Distribution Date, the product of (x) the Group 6 Senior Principal Allocation Percentage and (y) the Overcollateralized Senior Principal Distribution Amount.

     Group 7: The Group 7 Senior Certificates.

     Group 7 Applied Realized Loss Amount: With respect to each Distribution Date after the aggregate Class Certificate Balance of the Mezzanine Certificates has been reduced to zero and any Class of Group 7 Senior Certificates, the excess, if any, of the aggregate of (a) the Class Certificate Balances of the Group 7 Senior Certificates (after taking into account the distribution of the Principal Distribution Amount and any Net Swap Payments from the Swap Provider on such Distribution Date and any increase in any Class Certificate Balance as a result of Recoveries) over (b) the aggregate Stated Principal Balance of the Group 7 Mortgage Loans as of last day of the related Collection Period.

     Group 7 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-7 hereto.

     Group 7 Senior Certificates: The Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4 and Class 7-A-5 Certificates.

     Group 7 Senior Principal Allocation Percentage: As of any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group 7 Mortgage Loans for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

     Group 7 Senior Principal Distribution Amount: As of any Distribution Date, the product of (x) the Group 7 Senior Principal Allocation Percentage and (y) the Overcollateralized Senior Principal Distribution Amount.

     Group Subordinate Amount: For any Distribution Date and each Crossed Loan Group, the excess of the Pool Principal Balance for such Crossed Loan Group over the aggregate Class Certificate Balance of the Senior Shifting Interest Certificates of the Related Group immediately prior to such date.

     Holder: A Certificateholder.

     Indenture: An indenture relating to the issuance of net interest margin notes secured entirely or in part by all or a portion of the Class CE Certificates, which may or may not be guaranteed by the NIMS Insurer.

     Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Securities Administrator, the Master Servicer or the Servicers or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Securities Administrator, the Master Servicer or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. When used with respect to any accountants, a Person who is "independent" within the meaning of Rule 2-01(B) of the Commission's Regulation S-X.

     Index: As to any Mortgage Loan and Rate Adjustment Date, the One-Year LIBOR Index, the Six-Month LIBOR Index or the One-Year CMT Index. The Index applicable to each Mortgage Loan will be indicated on the related Mortgage Loan Schedule.

     Initial Balance: As set forth in the Preliminary Statement.

     Initial Class Certificate Balance: As to each Class of Certificates (other than the Class CE Certificates), the Class Certificate Balance set forth in the Preliminary Statement.

     Initial Overcollateralization Amount: $2,252,597.87.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any Primary Mortgage Insurance Policy or any other insurance policy (including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any Federal Housing Administration insurance policies and Department of Veterans Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period: As to any Distribution Date and each Class of Shifting Interest Certificates and the Class CE Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and each Class of Overcollateralized Certificates (other than the Class CE Certificates), the period from and including the Distribution Date in the prior month (or the Closing Date, in the case of the first period) to but not including the then current Distribution Date.

     Interest Carryforward Amount: For any Class of Overcollateralized Certificates (other than the Class CE Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Overcollateralized Accrued Certificate Interest for such Distribution Date over the amount in respect of interest actually distributed on such Class for such Distribution Date, (b) any remaining unpaid Interest Carryforward Amount from prior Distribution Dates and (c) interest on such remaining Interest Carryforward Amount referred to in clause
(b) at the applicable Certificate Interest Rate for the related Interest Accrual Period.

     Interest Distribution Amount: For any Distribution Date and each Class of Shifting Interest Certificates, the sum of (i) Shifting Interest Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

     Interest Percentage: With respect to any Class of Offered Overcollateralized Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Overcollateralized Accrued Certificate Interest for such Class to the sum of the Overcollateralized Accrued Certificate Interest for all Classes of Offered Overcollateralized Certificates, in each case with respect to such Distribution Date, without regard to Relief Act Reductions.

     Interest Rate Agreement: Each of the Interest Rate Cap Agreement and the Interest Rate Swap Agreement.

     Interest Rate Cap Agreement: The interest rate cap agreement, dated April 30, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee, a copy of which is attached hereto as Exhibit U. The Interest Rate Cap Agreement shall not be an asset of any REMIC formed under this Agreement.

     Interest Rate Swap Agreement: The 1992 ISDA Master Agreement (Multicurrency-Cross Border), dated as of April 30, 2007 (together with the schedule thereto, the "Master Agreement"), between the Swap Provider and the Supplemental Interest Trust Trustee, and a confirmation and credit support annex of the same date, which supplement and form part of the Master Agreement, the form of which has been attached hereto as Exhibit T. The Interest Rate Swap Agreement shall not be an asset of any REMIC formed under this Agreement.

     Interest Remittance Amount: As of any Distribution Date and each OC Loan Group, (A) the sum, without duplication, of (i) all interest collected or advanced with respect to the related Collection Period on the OC Mortgage Loans in such OC Loan Group received by the applicable Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fees for such Mortgage Loans, certain amounts available for reimbursement of Advances with respect to such Mortgage Loans and certain other reimbursable expenses and indemnities pursuant to this Agreement and the Servicing Agreements), (ii) all Compensating Interest paid by the applicable Servicer for such Distribution Date with respect to such OC Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment, Substitution Adjustment Amount, Repurchase Price, Insurance Proceeds or net Liquidation Proceeds relating to interest with respect to such OC Mortgage Loans received during the related Prepayment Period, (iv) any Reimbursement Amounts received with respect to such OC Mortgage Loans during the related Prepayment Period and (v) on the Distribution Date on which the OC Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the purchase price therefor in respect of interest relating to such OC Loan Group less (B)
(i) for Loan Group 6, the product of (a) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment) and (b) a fraction, the numerator of which is the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the first day of the related Collection Period, and denominator of which is the aggregate Stated Principal Balance of the OC Mortgage Loans as of the first day of the related Collection Period; and (ii) for Loan Group 7, the product of (a) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the
Swap Provider, other than a Defaulted Swap Termination Payment) and (b) a fraction, the numerator of which is the aggregate Stated Principal Balance of the Group 7 Mortgage Loans as of the first day of the related Collection Period, and denominator of which is the aggregate Stated Principal Balance of the OC Mortgage Loans as of the first day of the related Collection Period.

     LIBOR Business Day: Any day on which banks in London, England and New York City are open and conducting transactions in foreign currency and exchange.

     LIBOR Determination Date: With respect to each class of Certificates whose Certificate Interest Rate is based on One-Month LIBOR, for each Distribution Date beginning with the second Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the related Prepayment Period and as to which the applicable Servicer has certified (in accordance with the applicable Servicing Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

     Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7.

     Loan Group 1: The Group 1 Mortgage Loans.

     Loan Group 2: The Group 2 Mortgage Loans.

     Loan Group 3: The Group 3 Mortgage Loans.

     Loan Group 4: The Group 4 Mortgage Loans.

     Loan Group 5: The Group 5 Mortgage Loans.

     Loan Group 6: The Group 6 Mortgage Loans.

     Loan Group 7: The Group 7 Mortgage Loans.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Losses: As defined in Section 5.11.

     Lower-Tier II Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to Section 3.09(h).

     Lower-Tier II REMIC: As defined in the Preliminary Statement, the assets of which consist of the OC Mortgage Loans, such amounts as shall be held in the Lower-Tier II Certificate Sub-Account, the insurance policies, if any, relating to an OC Mortgage Loan and property which secured an OC Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure. The Lower-Tier II REMIC will not include the Cap Carryover Reserve Account, the Interest Rate Swap Agreement, the Interest Rate Cap Agreement, the Swap Account or the Supplemental Interest Trust.

     Marker Rate: With respect to the Class CE Upper-Tier II Regular Interest and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated Middle-Tier II REMIC Pass-Through Rates for the Middle-Tier II Corresponding Marker Interests and the Class MRII-ZZ Interest,
(i) with the rate on each such Middle-Tier II Corresponding Marker Interest subject to a cap equal to the lesser of (a) the Pass-Through Rate of its Corresponding Class of Certificates and (b) the Upper-Tier II REMIC Net WAC Cap for the purposes of this calculation and (ii) with the rate on the Class MRII-ZZ Interest subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated Middle-Tier II REMIC Pass-Through Rate and the related caps with respect to the Middle-Tier II Corresponding Marker Interests shall be multiplied by a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 30.

     Master Servicer: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

     Master Servicer Custodial Account: The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09(c) in the name of the Master Servicer for the benefit of the Certificateholders and designated "Wells

Fargo Bank, N.A., as Master Servicer, in trust for the registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-C."

     Master  Servicer   Custodial   Account   Reinvestment   Income:   For  each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master Servicer Custodial Account.

     Master Servicer's Certificate: The monthly report required by Section 4.01.

     Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Securities Administrator and the Trustee by the Master Servicer, as such list may from time to time be amended.

     Master Servicing Transfer Costs: All reasonable costs and expenses (including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable Mortgage Loans properly and effectively.

     Maximum MRII-ZZ Uncertificated Accrued Interest Deferral Amount: With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated Middle-Tier II REMIC Pass-Through Rate applicable to the Class MRII-ZZ Interest for such Distribution Date on a balance equal to the Uncertificated Balance of the Class MRII-ZZ Interest minus the Middle-Tier II REMIC Overcollateralized Amount, in each case for such Distribution Date, over
(b) Uncertificated Accrued Interest on the Middle-Tier II Corresponding Marker Interests, with the rate on each such Uncertificated Middle-Tier Regular Interest subject to a cap equal to the lesser of (i) the Pass-Through Rate of the Corresponding Class of Certificates and (ii) the Upper-Tier II REMIC Net WAC Cap for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated Middle-Tier II REMIC Pass-Through Rate and the related caps with respect to Uncertificated Accrued Interest on the Middle-Tier II Corresponding Marker Interests shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

     MERS: As defined in Section 2.01(b)(iii).

     Mezzanine Certificates: The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, each of which represents (i) the corresponding Upper-Tier II Regular Interest for purposes of the REMIC Provisions, (ii) the right to receive the related Cap Carryover Amounts and (iii) the obligation to pay the Class IO Distribution Amount.

     Mezzanine Principal Distribution Amount: With respect to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount; with respect to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount; with respect to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount; with respect to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount; with respect to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount; with respect to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount; with respect to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount; and with respect to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount.

     Middle-Tier II Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to Section 3.09(h).

     Middle-Tier II Corresponding Marker Interests: The Class MRII-6A1 Interest, Class MRII-6A2 Interest, Class MRII-7A1 Interest, Class MRII-7A2 Interest, Class MRII-7A3 Interest, Class MRII-7A4 Interest, Class MRII-7A5 Interest, Class MRII-M1 Interest, Class MRII-M2 Interest, Class MRII-M3 Interest, Class MRII-M4 Interest, Class MRII-M5 Interest, Class MRII-M6 Interest, Class MRII-M7 Interest, and Class MRII-M8 Interest.

     Middle-Tier II REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier II Regular Interests and such amounts as shall be deemed held in the Middle-Tier II Certificate Sub-Account.

     Middle-Tier II REMIC Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the OC Mortgage Loans and related REO Properties then outstanding and (ii) the Uncertificated Middle-Tier II REMIC Pass-Through Rate for the Class MRII-AA Interest minus the Marker Rate, divided by (b) 12.

     Middle-Tier II REMIC Overcollateralization Target Amount: 1.00% of the Targeted Overcollateralization Amount.

     Middle-Tier II REMIC Overcollateralized Amount: With respect to any date of determination, (i) 1.00% of the aggregate Uncertificated Balances of the Uncertificated Middle-Tier II Regular Interests minus (ii) the aggregate of the Uncertificated Balances of the Middle-Tier II Corresponding Marker Interests, in each case as of such date of determination.

     Middle-Tier II REMIC Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the OC Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of the Middle-Tier II Corresponding Marker Interests, and the denominator of which is the aggregate of the Uncertificated Balances of the Middle-Tier II Corresponding Marker Interests and the Class MRII-ZZ Interest.

     Monthly Covered Amount: As defined in the Mortgage Loan Purchase Agreement.

     Monthly Excess Cashflow Amount: For any Distribution Date, the sum of the Monthly Excess Interest Amount for such Distribution Date (reduced by amounts paid as part of the Principal Distribution Amount), the Overcollateralization Release Amount for such Distribution Date and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Overcollateralized Certificates on such Distribution Date.

     Monthly Excess Interest Amount: With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amounts for such Distribution Date exceed the sum of the aggregate amount distributed on such Distribution Date to the Overcollateralized Certificates pursuant to Section 5.03(a) priorities first through twelfth.

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affect the amount of the monthly payment due on such Mortgage Loan.

     Monthly Statement: As defined in Section 5.05(b).

     Moody's: Moody's Investors Service, Inc. or any successor thereto.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the related Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the applicable Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Rate Ceiling applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated April 30, 2007, between BANA, as seller, and the Depositor, as purchaser.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2, Exhibit D-3, Exhibit D-4, Exhibit D-5, Exhibit D-6 and Exhibit D-7, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged

Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) a code indicating the initial Servicer; (xvi) the Appraised Value; (xvii) the first Rate Adjustment Date; (xviii) the Rate Ceiling; (xix) the Rate Floor;
(xx) the Periodic Cap; (xxi) the Gross Margin; (xxii) the Index; (xxiii) the closing date of the Mortgage Loan; and (xxiv) the Servicing Fee Rate. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

     Mortgage  Note:   The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     National City: National City Mortgage Co., in its capacity as servicer under the National City Servicing Agreement.

     National City Servicing Agreement: Collectively, (i) the Master Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between BANA (as successor in interest to BAMCC) and National City, as amended by (a) the Amendment No. 1, dated as of July 1, 2004, by and among BAMCC, National City and BANA, (b) the Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, National City, BANA and Wachovia Bank, National Association, (c) the Amendment No. 2, dated as of October 1, 2004, by and between National City and BANA, (d) the Amendment No. 3, dated as of August 11, 2005, by and between National City and BANA, and (e) the Regulation AB Compliance Addendum to the Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, by and between National City and BANA and (iii) the Assignment, Assumption and Recognition Agreement, dated

April 30, 2007, by and among BANA, the Depositor, the Trustee, the Master Servicer and National City.

     Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the applicable Servicing Fee Rate for such Mortgage Loan.

     Net Swap Payment: With respect to any Distribution Date, any net payment (other than a Swap Termination Payment) payable by the Supplemental Interest Trust to the Swap Provider on the related Fixed Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

     Net Swap Receipt: With respect to any Distribution Date, any net payment (other than a Swap Termination Payment) made by the Swap Provider to the Supplemental Interest Trust on the related Floating Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement), or any amount withdrawn from the Swap Account that is required under that paragraph to be treated as a Net Swap Receipt for purposes of determining the distributions from the Supplemental Interest Trust.

     Net WAC: As to any Loan Group, the Crossed Loan Groups in the aggregate or the OC Loan Groups in the aggregate and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in such Loan Group, the Crossed Loan Groups in the aggregate or the OC Loan Groups in the aggregate, as the case may be (based on Stated Principal Balances of the Mortgage Loans in such Loan Group, Crossed Loan Groups in the aggregate or OC Loan Groups in the aggregate, as applicable, on the Due Date in the month preceding the month of such Distribution Date).

     NIMS Insurer: Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class CE Certificates.

     "NMWHFIT": Shall mean a "Non-Mortgage Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(12) or successor provisions.

     Non-Supported Interest Shortfalls: As to any Distribution Date and (i) the Crossed Loan Groups, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls related to the Crossed Loan Group Mortgage Loans exceeds the aggregate Compensating Interest for such Mortgage Loans for such Distribution Date and (ii) Loan Group 5, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls related to the Group 5 Mortgage Loans exceeds the aggregate Compensating Interest for such Mortgage Loans for such Distribution Date.

     Non-U.S. Person: A Person other than a U.S. Person.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

     North Fork Assignment Agreements: The various Assignment, Assumption and Recognition Agreements, each dated March 20, 2007, among North Fork Bank, the applicable originator and BANA.

     NYCEMA: A New York Consolidation,  Extension and Modification Agreement.

     OC Groups: Group 6 and Group 7.

     OC  Group  Regular  Interest:  The  Uncertificated  Lower-Tier  II  Regular
Interests,  the  Uncertificated   Middle-Tier  II  Regular  Interests,  and  the
Uncertificated Upper-Tier II Regular Interests.

     OC Loan Groups: Loan Group 6 and Loan Group 7.

     OC  Mortgage  Loans:  The Group 6  Mortgage  Loans and the Group 7 Mortgage
Loans.

     OC Optional Termination Date: The first Distribution Date on which all of the OC Mortgage Loans and all related REO Property remaining in the Trust Estate may be purchased pursuant to Section 10.01.

     Offered Certificates: The Senior, Class 5-B-1, Class 5-B-2, Class 5-B-3, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4 and Mezzanine Certificates.

     Offered Overcollateralized Certificates: The Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 7-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates.

     Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required in this Agreement.

     One-Month LIBOR: As to any Distribution Date, the arithmetic mean of London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Securities Administrator in accordance with Section 5.10.

     One-Year CMT Index: A rate per annum that is defined to be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available up to the date 45 days before the applicable Rate Adjustment Date.

     One-Year LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification any REMIC created hereunder as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Original Fractional Interest: With respect to each of the following Classes of Class B Certificates, the corresponding percentage described below, as of the Closing Date:

           Class X-B-1                           1.80%
           Class X-B-2                           1.40%
           Class X-B-3                           0.85%
           Class X-B-4                           0.50%
           Class X-B-5                           0.30%
           Class X-B-6                           0.15%
           Class X-B-7                            N/A
           Class 5-B-1                           2.20%
           Class 5-B-2                           1.35%
           Class 5-B-3                           0.80%
           Class 5-B-4                           0.55%
           Class 5-B-5                           0.25%
           Class 5-B-6                            N/A

     Original Subordinate Certificate Balance: With respect to the Crossed Groups, $76,845,217. With respect to Group 5, $14,109,929.

     OTS: The Office of Thrift Supervision.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

     Overcollateralization Amount: As of any Distribution Date, the excess, if any, of (x) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate Class Certificate Balance of all Classes of Overcollateralized Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any Class Certificate Balance of a Class of Overcollateralized Certificates as a result of Recoveries related to the OC Mortgage Loans).

     Overcollateralization Deficiency: As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount over (y) the difference (which may be negative) between (i) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and
(ii) the aggregate Class Certificate Balance of all Classes of Overcollateralized Certificates (after taking into account the reduction on such Distribution Date of the Class Certificate Balances of all Classes of Overcollateralized Certificates resulting from the distribution of the Principal

Distribution Amount (but not the Extra Principal Distribution Amount) on that Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on that Distribution Date).

     Overcollateralization Release Amount: With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such
Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Overcollateralized Certificates on such Distribution Date over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

     Overcollateralized Accrued Certificate Interest: For any Distribution Date and each Class of Overcollateralized Certificates, one month's interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the applicable Class Certificate Balance minus such Class' Interest Percentage of Relief Act Reductions related to any OC Mortgage Loan for such Distribution Date.

     Overcollateralized Certificates: The Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 7-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class CE Certificates.

     Overcollateralized Senior Principal Distribution Amount: As of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates immediately prior to such Distribution Date over (b) the lesser of
(x) the product of (1) 89.90% and (2) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and
(y) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.35% and (2) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: With respect to each Distribution Date and any Class of interest-bearing Certificates (other than the Class CE Certificates), the per annum rate set forth or described in the Preliminary Statement. With respect to each Distribution Date and the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interests, the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier REMIC Pass-Through Rate. With respect to each Distribution Date and the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interests, the Uncertificated Shifting Interest Loan Group 5 Lower-Tier REMIC Pass-Through Rate. With respect to each Distribution Date and the Uncertificated Shifting Interest Middle-Tier Regular Interests, the Uncertificated Shifting

Interest Middle-Tier REMIC Pass-Through Rate. With respect to each Distribution Date and the Uncertificated Lower-Tier II Regular Interests, the Uncertificated Lower-Tier II REMIC Pass-Through Rate. With respect to each Distribution Date and the Uncertificated Middle-Tier II Regular Interests, the Uncertificated Middle-Tier II REMIC Pass-Through Rate. With respect to each Distribution Date and the Upper-Tier II Regular Interests (other than the Class CE Upper-Tier II Regular Interest and the Class Swap-IO Upper-Tier II Regular Interest), the Uncertificated Upper-Tier II REMIC Pass-Through Rate.

     With respect to the Class CE Upper-Tier II Regular Interest and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (C) below, and the denominator of which is the aggregate of the Uncertificated Balances of the Class MRII-AA Interest, the Middle-Tier II Corresponding Marker Interests and the Class MRII-ZZ Interest. For purposes of calculating the Pass-Through Rate for the Class CE Upper-Tier II Regular Interest, the numerator is equal to the sum of the following components:

               (A) the Uncertificated Middle-Tier II REMIC Pass-Through Rate for the Class MRII-AA Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-AA Interest;

               (B) the Uncertificated Middle-Tier II REMIC Pass-Through Rate for each Middle-Tier II Corresponding Marker Interest, in each case minus the Marker Rate, applied in each case to an amount equal to the respective Uncertificated Balance of each such Middle-Tier II Corresponding Marker Interest; and

               (C) the Uncertificated Middle-Tier II REMIC Pass-Through Rate for the Class MRII-ZZ Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-ZZ Interest.

     With respect to the Class CE Certificates and any Distribution Date, the Class CE Certificates shall be entitled to 100% of the amounts distributable to the Class CE Upper-Tier II Regular Interest.

     With respect to the Class Swap IO Upper-Tier II Regular Interest and any Distribution Date, the Class Swap IO Upper-Tier II Regular Interest shall be entitled to 100% of the amounts distributable to the Class MRII-IO Interest.

     Paying Agent: As defined in Section 9.13.

     Percentage Interest: As to any Certificate (other than a Class CE Certificate), the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part. With respect to a Class CE
Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Certificate totals 100%.

     Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

     Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the applicable Mortgage Loan Schedule.

     Permitted Investments: One or more of the following:

          (i) obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

          (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's, "F1" by Fitch and "A-1+" by S&P;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's, "F1" by Fitch and "A-1+" by S&P;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's, "F1" by Fitch and "A-1+" by S&P;

          (v) investments in money market funds (including funds of the Securities Administrator or its affiliates, or funds for which an affiliate of the Securities Administrator acts as advisor, as well as funds for which the Securities Administrator and its affiliates may receive compensation) rated "Aaa" by Moody's, "AAA" by Fitch (if rated by Fitch) and "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

          (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Master Servicer or Securities Administrator, as the case may be, will not affect the qualification of any REMIC created under this Agreement as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi) any other Person so designated by the Depositor based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Certificates: The Class 1-A-R, Class 5-B-4, Class 5-B-5, Class 5-B-6, Class X-B-5, Class X-B-6, Class X-B-7 and Class CE Certificates.

     Plan: As defined in Section 6.02(e).

     Pool Cap: As of any Distribution Date and the Overcollateralized Certificates, a per annum rate (expressed on the basis of an assumed 360 day year and the actual number of days elapsed during the related Interest Accrual Period) equal to (i) the weighted average of the Net Mortgage Interest Rates for the OC Mortgage Loans, weighted on the basis of the Stated Principal Balances of the OC Mortgage Loans as of the first day of the related Collection Period less
(ii) 12 times the quotient of (a) the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in each Interest Rate Swap Agreement)) and (b) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the first day of the related Collection Period.

     Pool Distribution Amount: As to any Distribution Date and each Shifting Interest Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Shifting Interest Loan Group (net of the related Servicing Fees) and the principal portion of any Monthly Payment on a Mortgage Loan in such Shifting Interest Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all

Periodic Advances made by a Servicer (or the Master Servicer or the Trustee, as applicable) in respect of such Shifting Interest Loan Group and payments of Compensating Interest allocable to such Shifting Interest Loan Group made by the applicable Servicer in respect of such Shifting Interest Loan Group and such Distribution Date deposited to the Master Servicer Custodial Account pursuant to
Section 3.09(d)(vi); (ii) all Liquidation Proceeds (other than Excess Proceeds) received on the Mortgage Loans in such Shifting Interest Loan Group during the related Prepayment Period and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(d)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Shifting Interest Loan Group during the related Prepayment Period; (iv) in connection with any Mortgage Loans that are Defective Mortgage Loans in such Shifting Interest Loan Group, the aggregate of the Purchase Prices and Substitution Adjustment Amounts remitted on the related Remittance Date pursuant to Section 3.09(d)(vii); (v) any other amounts in the Master Servicer Custodial Account deposited therein pursuant to Section 3.09(d)(iv), (v), (viii), (ix), and (x) in respect of such Distribution Date and such Shifting Interest Loan Group; (vi) any Reimbursement Amount required to be included pursuant to Section 5.02; over (b) any amounts permitted to be withdrawn from the Master Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11 in respect of such Shifting Interest Loan Group.

     Pool Principal Balance: As to any Distribution Date and any Loan Group, the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Prepayment Charges: With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by a Servicer from a Mortgagor in connection with any voluntary Principal Prepayment in Full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust Estate, the Prepayment Charges so held being identified in the related Mortgage Loan Schedule.

     Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the related Prepayment Period, the amount, if any, by which one month's interest at the related Net Mortgage Interest Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Prepayment Period: With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

     Principal Amount: As to any Distribution Date and Shifting Interest Loan Group, the sum of (1) the sum of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date,
(b) the Stated Principal Balance, as of the date of repurchase, of (i) any Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the
Mortgage Loan Purchase Agreement or a Purchase Obligation as of such Distribution Date, (ii) any Mortgage Loan in such Loan Group repurchased by the Depositor pursuant to a Purchase Obligation as of such Distribution Date, (iii) any Mortgage Loan in such Loan Group repurchased by a Servicer pursuant to a Servicing Agreement or (iv) any Mortgage Loan in such Loan Group purchased pursuant to Section 10.01 hereof, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received during the related Prepayment Period, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a Servicer during the related Prepayment Period, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such period and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received by a Servicer during the related Prepayment Period and (2) any Recovery related to such Loan Group for such Distribution Date.

     Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

     Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Principal Remittance Amount: With respect to any Distribution Date and the OC Mortgage Loans, to the extent of funds available therefor, the amount equal to (a) the sum (less amounts available for reimbursement to the Servicers for Advances and expenses pursuant to the applicable Servicing Agreement and amounts reimbursable or payable to the Master Servicer, Securities Administrator and Trustee pursuant to this Agreement) of: (i) each payment of principal on such an OC Mortgage Loan due during the related Collection Period and received by the Servicers on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all Principal Prepayments received by the applicable Servicer during the related Prepayment Period, (iii) Insurance Proceeds, Liquidation Proceeds and Recoveries allocable to principal actually collected by the applicable Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans repurchased during the related Prepayment Period, the portion of the Repurchase Price allocable to principal, (v) any Substitution Adjustment Amounts paid during the related Prepayment Period and (vi) on the Distribution Date on which the OC Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the purchase price therefor in respect of principal less (b) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment) not covered by the Interest Remittance Amounts (without giving effect to clause (B) of the definition thereof).

     Private Certificates: The Class 5-B-4, Class 5-B-5, Class 5-B-6, Class X-B-5, Class X-B-6, Class X-B-7 and Class CE Certificates.

     Pro Rata Share: As to any Distribution Date and (x) any Class of Class X-B Certificates, the portion of the Subordinate Principal Distribution Amounts for the Crossed Loan Groups allocable to such Class, equal to the sum of (i) the product of the amounts determined in accordance with clause (i) of the Subordinate Principal Distribution Amounts for the Crossed Loan Groups for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Class X-B Certificates and (ii) if such class is not a Restricted Class, the product of the amounts determined in accordance with clause (ii) of the Subordinate Principal Distribution Amounts for the Crossed Loan Groups for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Class X-B Certificates that are not Restricted Classes and (y) any Class of Class 5-B Certificates, the portion of the Subordinate Principal Distribution Amount for Loan Group 5 allocable to such Class, equal to the sum of (i) the product of the amounts determined in accordance with clause (i) of the Subordinate Principal Distribution Amount for Loan Group 5 and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Class 5-B Certificates and (ii) if such class is not a Restricted Class, the product of the amounts determined in accordance with clause (ii) of the Subordinate Principal Distribution Amount for Loan Group 5 for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Class 5-B Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0% with respect to clauses (x)(ii) and (y)(ii) hereof.

     Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

     Purchase Price: With respect to each Mortgage Loan that was a Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x) amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the Servicing Fee for such Mortgage Loan.

     Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note.

     Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the related Mortgage Loan Schedule.

     Rate Floor: The minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the related Mortgage Loan Schedule.

     Rating Agency: Each of S&P, Moody's and Fitch. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Realized Loss Amortization Amount: As to each Class of Offered Overcollateralized Certificates and any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for such Class and (y) the remaining Monthly Excess Cashflow Amount available for such Class pursuant to priority fifth or sixth, as applicable, of Section 5.03(c)(i).

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: With respect to the Shifting Interest Certificates and the Class CE Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to the Offered Overcollateralized Certificates, the Business Day immediately preceding each Distribution Date; provided, however, if Definitive Certificates are issued for any of such Certificates, the Record Date for such Certificates will be the last Business Day of the month preceding such Distribution Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 - 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Reimbursement Amount: As defined in Section 2.02.

     Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for Loan Group 3, Group 3; for Loan Group 4, Group 4; for Loan Group 5, Group 5; for Loan Group 6, Group 6; for Loan Group 7, Group 7; for the Crossed Loan Groups, Group 1, Group 2, Group 3 and Group 4; and for the OC Loan Groups, Group 6 and Group 7.

     Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2; for Group 3, Loan Group 3; for Group 4, Loan Group 4; for Group 5 and the Class 5-B Certificates, Loan Group 5; for Group 6, Loan Group 6; for Group 7, Loan Group 7; for the Crossed Groups and the Class X-B Certificates, Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4; and for the OC Groups and the Class M and Class CE Certificates, Loan Group 6 and Loan Group 7.

     Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit N attached hereto. The Servicing Criteria applicable to each Servicer shall be as set forth on the applicable Servicing Agreement. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

     Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

     Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for such Collection Period is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the related Collection Period.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Certificate Maturity Date: As set forth in Section 2.07.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Remittance Date: The 18th day of each month beginning in May 2007 (or, if such day is not a Business Day, the preceding Business Day).

     REO Disposition Period: As defined in Section 3.15.

     REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property), which are received prior to the final liquidation of such Mortgaged Property.

     REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Reportable Event: As defined in Section 3.22(d).

     Reporting Servicer: As defined in Section 3.22(c)(i).

     Request for Release: The Request for Release submitted by a Servicer to the Custodian on behalf of the Trustee, substantially in the form attached hereto as Exhibit E.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     Reserve Interest Rate: As defined in Section 5.10.

     Residual Certificate: The Class 1-A-R Certificate.

     Responsible Officer: When used with respect to the Trustee or the Securities Administrator, any officer of the Corporate Trust Department of the Trustee or the Securities Administrator, as applicable, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     Restricted Classes: As defined in Section 5.02(d).

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     Sarbanes-Oxley Certification: As defined in Section 3.22(e).

     Securities    Administrator:    Wells   Fargo   Bank,    N.A.,    and   its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class
3-A-2,  Class 4-A-1,  Class 4-A-2,  Class 4-A-3, Class 4-A-4, Class 5-A-1, Class
5-A-2, Class 5-A-3, Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4 and Class 7-A-5 Certificates.

     Senior Credit Support Depletion Date: With respect to (i) the Crossed Groups, the date on which the aggregate Class Certificate Balance of the Class X-B Certificates has been reduced to zero and (ii) for Group 5, the date on which the aggregate Class Certificate Balance of the Class 5-B Certificates has been reduced to zero.

     Senior Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Mezzanine Certificates before taking into account distributions on such Distribution Date and (ii) the Overcollateralization Amount as of the prior Distribution Date by (y) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period.

     Senior Overcollateralized Certificates: The Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4 and Class 7-A-5 Certificates, each of which represents (i) the Corresponding Upper-Tier II Regular Interest for purposes of the REMIC Provisions, (ii) the right to receive the related Cap Carryover Amounts and (iii) the obligation to pay the Class IO Distribution Amount.

     Senior Percentage: With respect to any Distribution Date and Shifting Interest Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior Certificates of the Related Group immediately prior to such Distribution Date by
(ii) the Pool Principal Balance of such Loan Group for such Distribution Date.

     Senior Prepayment Percentage: For any Shifting Interest Loan Group and any Distribution Date during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Shifting Interest Loan Group and any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Loan Group plus 70% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Loan Group plus 40% of the

Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Loan Group for such Distribution Date unless (i) on any of the foregoing Distribution Dates (a) with respect to any Crossed Loan Group, the Crossed Loan Group Senior Percentage for such Distribution Date exceeds the Crossed Loan Group Senior Percentage calculated as of the Closing Date, in which case the Senior Prepayment Percentage for each Crossed Loan Group for such Distribution Date will once again equal 100% and (b) with respect to Loan Group 5, the Senior Percentage for such Loan Group and such Distribution Date exceeds the Senior Percentage for Loan Group 5 calculated as of the Closing Date, in which case the Senior Prepayment Percentage for Loan Group 5 will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in May 2010, (a) with respect to any Crossed Loan Group, the Crossed Loan Group Subordinate Percentage for such Distribution Date is greater than or equal to twice the Crossed Loan Group Subordinate Percentage calculated as of the Closing Date, in which case the Senior Prepayment Percentage for each Crossed Loan Group for such Distribution Date will equal the Senior Percentage for such Crossed Loan Group plus 50% of the Subordinate Percentage for such Crossed Loan Group and (b) with respect to Loan Group 5, the Subordinate Percentage for Loan Group 5 for such Distribution Date is greater than or equal to twice the Subordinate Percentage for Loan Group 5 calculated as of the Closing Date, in which case the Senior Prepayment Percentage for Loan
Group 5 for such Distribution Date will equal the Senior Percentage for such Loan Group 5 plus 50% of the Subordinate Percentage for such Loan Group 5, or
(iii) on any Distribution Date occurring on or after the Distribution Date in May 2010, (a) with respect to any Crossed Loan Group, the Crossed Loan Group Subordinate Percentage for such Distribution Date is greater than or equal to twice the Crossed Loan Group Subordinate Percentage calculated as of the Closing Date, in which case the Senior Prepayment Percentage for each Crossed Loan Group for such Distribution Date will equal the Senior Percentage for such Crossed Loan Group and (b) with respect to Loan Group 5, the Subordinate Percentage for Loan Group 5 for such Distribution Date is greater than or equal to twice the Subordinate Percentage for Loan Group 5 calculated as of the Closing Date, in which case the Senior Prepayment Percentage for Loan Group 5 for such Distribution Date will equal the Senior Percentage for Loan Group 5.
Notwithstanding the foregoing, no decrease in the share of the applicable Subordinate Percentage (for calculating the applicable Senior Prepayment Percentage for such Loan Group) will occur and the Senior Prepayment Percentage for such Loan Group will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

     Senior Specified Enhancement Percentage: For any date, 10.10%.

     Senior Step Down Conditions: As of any Distribution Date and any Shifting Interest Loan Group and as to which any decrease in the Senior Prepayment Percentage for such Loan Group applies, (i) the outstanding principal balance of all Crossed Loan Group Mortgage Loans (with respect to the Crossed Loan Groups) or Group 5 Mortgage Loans (with respect to Loan Group 5) (including, for this purpose, any such Mortgage Loans in foreclosure, any related REO Property and any such Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Class X-B Certificates (with respect to the Crossed Loan Groups) or the Class 5-B Certificates (with respect to Loan Group 5), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Shifting Interest

Mortgage Loans in the Crossed Loan Groups or Loan Group 5 do not exceed the percentage of the percentages of the Original Subordinate Certificate Balance for the Crossed Groups (with respect to the Crossed Loan Groups) or for Group 5 (with respect to Loan Group 5) set forth below:

                                                     Percentage of
                                                  Original Subordinate
Distribution Date Occurring                       Certificate Balance
--------------------------------    --------------------------------------------
--------------------------------    --------------------------------------------
May 2007 through April 2010                               20%
May 2010 through April 2015                               30%
May 2015 through April 2016                               35%
May 2016 through April 2017                               40%
May 2017 through April 2018                               45%
May 2018 and thereafter                                   50%

     Servicer: Any of BANA, Chase, CWHLS, National City, and Wells Fargo, each in their capacity as a servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

     Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

     Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

     Servicing Agreements: Any of the BANA Servicing Agreement, the Countrywide Home Loans Servicing Agreement, Chase Servicing Agreement, the National City Servicing Agreement and the Wells Fargo Servicing Agreement.

     Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time

     Servicing Fee: With respect to each Servicer, as defined in the applicable Servicing Agreement.

     Servicing Fee Rate: With respect to each Mortgage Loan, as set forth on the applicable Mortgage Loan Schedule.

     Servicing File: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

     Servicing Function Participant: Any Subcontractor utilized by the Master Servicer, the Securities Administrator or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

     Servicing Officer: With respect to each Servicer, as defined in the related Servicing Agreement.

     Servicing Transfer Costs: All reasonable costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

     Shifting Interest Accrued Certificate Interest: For any Distribution Date and each Class of Shifting Interest Certificates, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

     Shifting Interest Certificates: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1,
Class 3-A-2,  Class 4-A-1,  Class 4-A-2,  Class 4-A-3, Class 4-A-4, Class 5-A-1,
Class 5-A-2,  Class 5-A-3,  Class 5-B-1,  Class 5-B-2, Class 5-B-3, Class 5-B-4,
Class 5-B-5, Class 5-B-6, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6 and Class X-B-7 Certificates (other than the Class 1-A-R Certificate) represents a regular interest in the Shifting Interest Upper-Tier REMIC for purposes of the REMIC Provisions.

     Shifting Interest Group: Any of Group 1, Group 2, Group 3, Group 4 or Group 5.

     Shifting Interest Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5.

     Shifting  Interest Crossed Loan Group Lower-Tier  Certificate  Sub-Account:
The sub-account of the Certificate Account designated by the Securities Administrator pursuant to Section 3.09(h).

     Shifting Interest Crossed Loan Group Lower-Tier Distribution Amount: As defined in Section 5.02(a) hereof.

     Shifting Interest Crossed Loan Group Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Crossed Loan Group Mortgage Loans, such amounts as shall be deemed held in the Shifting Interest Crossed Loan Group Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Crossed Loan Group Mortgage Loan and property which secured a Crossed Loan Group Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Shifting Interest Middle-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

     Shifting Interest Middle-Tier Distribution Amount: As defined in Section 5.02(a) hereof.

     Shifting Interest Middle-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interests, the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interests and such amounts as shall be deemed held in the Shifting Interest Middle-Tier Certificate Sub-Account.

     Shifting Interest Mortgage Loans: The Group 1 Mortgage Loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans, Group 4 Mortgage Loans and Group 5 Mortgage Loans.

     Shifting  Interest  Loan Group 5 Lower-Tier  Certificate  Sub-Account:  The
sub-account   of  the   Certificate   Account   designated  by  the   Securities
Administrator pursuant to Section 3.09(h).

     Shifting Interest Loan Group 5 Lower-Tier Distribution Amount: As defined in Section 5.02(a) hereof.

     Shifting Interest Loan Group 5 Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Group 5 Mortgage Loans, such amounts as shall be held in the Shifting Interest Loan Group 5 Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Group 5 Mortgage Loan and property which secured a Group 5 Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Shifting Interest Regular Interest: The Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interests, the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interests, the Uncertificated Shifting Interest Middle-Tier Regular Interests, and the Shifting Interest Upper-Tier Regular Interests.

     Shifting Interest Senior Principal Distribution Amount: As to any Distribution Date and any Shifting Interest Loan Group, the sum of (i) the Senior Percentage for such Shifting Interest Loan Group of the amounts described in clauses (i)(a) through (d) of the definition of "Principal Amount" for such Distribution Date and Loan Group and (ii) the Senior Prepayment Percentage for such Shifting Interest Loan Group of the amounts described in clauses (i)(e) and
(f) and the amount described in clause (ii) of the definition of "Principal Amount" for such Distribution Date and Shifting Interest Loan Group.

     Shifting Interest Upper-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

     Shifting Interest Upper-Tier Interests: The Shifting Interest Upper-Tier Regular Interests and the Class SI-UR interest, which represents the sole class of residual interest in the Shifting Interest Upper-Tier REMIC.

     Shifting Interest Upper-Tier Regular Interest: Any of the regular interests in the Shifting Interest Upper-Tier REMIC listed in the Preliminary Statement, the ownership of which is represented by the Shifting Interest Certificates.

     Shifting Interest Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Shifting Interest Middle-Tier Interests and such amounts as shall be deemed held in the Shifting Interest Upper-Tier Certificate Sub-Account.

     Similar Law: As defined in Section 6.02(e).

     Six-Month LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

     Sponsor:  Bank  of  America,  National  Association,   a  national  banking
association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

     Stepdown Date: The earlier to occur of (i) the Distribution Date following the Distribution Date on which the aggregate Class Certificate Balance of the Senior Overcollateralized Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date in May 2010 and (y) the Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, the Securities Administrator or the Custodian.

     Subordinate Balance Ratio: As of any date of determination and the Shifting Interest Crossed Loan Group Lower-Tier Interests, the ratio among the principal balances of the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS Interest equal to the ratio among the Group Subordinate Amounts of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4.

     Subordinate Percentage: As of any Distribution Date and Shifting Interest Loan Group, 100% minus the Senior Percentage for such Shifting Interest Loan Group for such Distribution Date.

     Subordinate Prepayment Percentage: As to any Distribution Date and Shifting Interest Loan Group, 100% minus the Senior Prepayment Percentage for such Shifting Interest Loan Group and such Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution Date and Shifting Interest Loan Group, an amount equal to the sum of (a) the Subordinate Percentage for such Shifting Interest Loan Group of the amounts described in clauses (i)(a) through (d) of the definition of "Principal Amount" for such Distribution Date and Shifting Interest Loan Group and (b) the Subordinate Prepayment Percentage for such Shifting Interest Loan Group of the amounts described in clauses (i)(e) and (f) and the amount described in clause
(ii) of the definition of "Principal Amount" for such Distribution Date and Shifting Interest Loan Group.

     Subordinated Applied Realized Loss Amount: With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Class Certificate Balances of the Overcollateralized Certificates (after taking into account the distribution of the Principal Distribution Amount and any Net Swap Payments from the Swap Provider on such Distribution Date and any increase in the Class Certificate Balance of a Class of Overcollateralized Certificates as a result of Recoveries) over (b) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period.

     Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage Loan; (iii) be of the same type as the Defective Mortgage Loan; (iv) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (v) have a credit score not less than that of the Defective Mortgage Loan; (vi) have a Gross Margin not less than that of the Defective Mortgage Loan; (vii) have a credit grade not lower in quality than that of the Defective Mortgage Loan;
(viii) have a remaining term to maturity not greater than (and not more than one
(1) year less than) that of the Defective Mortgage Loan; (ix) have the same lien priority as the Defective Mortgage Loan; (x) have the same Index as the Defective Mortgage Loan; and (xi) comply with each Mortgage Loan representation and warranty set forth in the Mortgage Loan Purchase Agreement, the North Fork Assignment Agreement, if applicable, the related underlying sale agreement, if applicable, the related Servicing Agreement, if applicable, and this Agreement. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

     Substitution Adjustment Amount: As defined in Section 2.02.

     Supplemental Interest Trust: The trust created pursuant to Section 5.12 of this Agreement and designated as the "Supplemental Interest Trust," the assets of which consist of the Class Swap IO Interest, the Interest Rate Swap Agreement, the Interest Rate Cap Agreement, the Supplemental Interest Trust Trustee's rights under the Interest Rate Agreements and the Swap Account. The Supplemental Interest Trust is not an asset of any REMIC created hereunder.

     Supplemental Interest Trust Trustee: Wells Fargo Bank, N.A., or any successor Supplemental Interest Trust Trustee appointed as herein provided.

     Swap Account: The Eligible Account or Accounts created and maintained pursuant to Section 5.12(a). The Swap Account shall not be an asset of any REMIC formed under this Agreement.

     Swap Notional Amount: With respect to each Distribution Date, the related notional amount set forth on the schedule to the confirmation of the Interest Rate Swap Agreement.

     Swap Provider: Bank of America, National Association.

     Swap Termination Payment: Any payment payable by the Supplemental Interest Trust or the Swap Provider upon termination of the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap
Agreement) or a Termination Event (as defined in the Interest Rate Swap Agreement).

     Targeted Overcollateralization Amount: As of any Distribution Date 0.35% of the aggregate Stated Principal Balance of the OC Mortgage Loans on the Cut-off Date.

     Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.07 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

     Telerate Page 3750: The display page currently so designated on the Reuters Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

     Total Covered Amount: As defined in the Mortgage Loan Purchase Agreement. Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

     Trigger Event: With respect to any Distribution Date, if (i) the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 40.00% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred on the OC Mortgage Loans since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Recoveries related to the OC Mortgage Loans received since the Cut-off Date through the last day of the related Collection Period) divided by the Cut-off Date Pool Principal Balance of the OC Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:


Distribution Date Occurring In                  Percentage

May 2009 through April 2010         0.20% for the first month, plus an additional
                                    1/12th of 0.25% for each month thereafter

May 2010 through April 2011         0.45% for the first month, plus an additional
                                    1/12th of 0.30% for each month thereafter

May 2011 through April 2012         0.75% for the first month, plus an additional
                                     1/12th of 0.25% for each month thereafter

May 2012 through April 2013         1.00%

May 2013 and thereafter             1.20%


     Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2007-C Trust." -----

     Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which multiple REMIC elections are to be made, such entire Trust Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan, (v) the right to receive any BPP Mortgage Loan Payment, (vi) the Depositor's rights under the Servicing Agreements, the underlying sale agreements, the North Fork Assignment Agreement and the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (vii) the Servicer Custodial Accounts, the Master Servicer Custodial Account, the Cap Carryover Reserve Account, and the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. The Buy-Down Account shall not be part of the Trust Estate.

     Trustee: U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

     Uncertificated Accrued Interest: With respect to each OC Group Regular Interest (other than the Class CE Upper-Tier II Regular Interest and the Class Swap-IO Upper-Tier II Regular Interest) on each Distribution Date, an amount equal to one month's interest at the related Pass-Through Rate on the Uncertificated Balance of such OC Group Regular Interest. With respect to the Class CE Upper-Tier II Regular Interest on each Distribution Date, an amount equal to one month's interest at its Pass-Through Rate on its Notional Amount. In the case of each OC Group Regular Interest, Uncertificated Accrued Interest will be reduced by any Relief Act Reductions allocated to such OC Group Regular Interest as provided in Section 5.03. The Class Swap-IO Upper-Tier II Regular Interest will be entitled to 100% of the amounts distributed on the Class MRII-IO Interest.

     With respect to each Shifting Interest Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Pass-Through Rate on the Uncertificated Balance of such Shifting Interest

Regular Interest. In the case of each Shifting Interest Regular Interest, Uncertificated Accrued Interest will be reduced by any Non-Supported Interest Shortfalls and any Relief Act Reductions, allocated to such Shifting Interest Regular Interest as provided in Section 5.02.

     Uncertificated Balance: The amount of any OC Group Regular Interest outstanding as of any date of determination (other than the Class MRII-IO Middle-Tier II Regular Interest and the Class Swap-IO Upper-Tier II Regular Interest). As of the Closing Date, the Uncertificated Balance of each OC Group Regular Interest (other than the Class MRII-IO Middle-Tier II Regular Interest and the Class Swap-IO Upper-Tier II Regular Interest) shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each OC Group Regular Interest (other than the Class MRII-IO Middle-Tier II Regular Interest and the Class Swap-IO Upper-Tier II Regular Interest) shall be reduced by all distributions of principal made on such OC Group Regular Interest on such Distribution Date pursuant to Section 5.03 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 5.04. The Uncertificated Balance of the Class MRII-ZZ Interest shall be increased by interest deferrals as provided in Section
5.03. With respect to the Class MRII-IO Middle-Tier II Regular Interest, its Uncertificated Notional Amount. The Uncertificated Balance of each OC Group Regular Interest shall never be less than zero.

     With respect to each Shifting Interest Regular Interest, the principal or notional amount of such Shifting Interest Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each Shifting Interest Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each Shifting Interest Regular Interest shall be reduced by all distributions of principal made on such Shifting Interest on such Distribution Date pursuant to Section 5.02 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 5.04. The Uncertificated Balance of each Shifting Interest Regular Interest shall never be less than zero.

     Uncertificated Lower-Tier II Interests: The Uncertificated Lower-Tier II Regular Interests and the II-LR interest, which represents the sole class of residual interest in the Lower-Tier II REMIC.

     Uncertificated Lower-Tier II Regular Interest: A regular interest in the Lower-Tier II REMIC which is held as an asset of the Middle-Tier II REMIC and is entitled to monthly distributions as provided in Section 5.03 hereof. Any of the Class LRII-I Interest and the Class LRII-1-A Interest through the Class LRII-60-B Interest are Uncertificated Lower-Tier II Regular Interests.

     Uncertificated Lower-Tier II REMIC Pass-Through Rate: With respect to the Class LRII-I Interest, a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the OC Mortgage Loans. With respect to each Uncertificated Lower-Tier II Regular Interest ending with the designation "A," a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the OC Mortgage Loans multiplied by 2, subject to a maximum rate of the Fixed Payer Rate multiplied by 2. With respect to each Uncertificated Lower-Tier II Regular Interest ending with the designation "B," a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average of the Net Mortgage

Interest Rates of the OC Mortgage Loans over (ii) the Fixed Payer Rate multiplied by 2 (or 0.00% if there is no such excess).

     Uncertificated Middle-Tier II Interests: The Uncertificated Middle-Tier II Regular Interests and the Class II-MR Interest, which represents the sole class of "residual interest" in the Middle-Tier II REMIC.

     Uncertificated Middle-Tier II Regular Interest: A regular interest in the Middle-Tier II REMIC which is held as an asset of the Upper-Tier II REMIC and is entitled to monthly distributions as provided in Section 5.03 hereof. Any of the Class MRII-AA Interest, the Middle-Tier II Corresponding Marker Interests, the Class MRII-ZZ Interest, and the Class MRII-IO Interest are Uncertificated Middle-Tier II Regular Interests.

     Uncertificated Middle-Tier II REMIC Pass-Through Rate: With respect to the Class MRII-AA Interest, the Middle-Tier II Corresponding Marker Interests, and the Class MRII-ZZ Interest, a per annum rate (but not less than zero) equal to the weighted average of: (x) with respect to the Class LRII-I Interest and each Uncertificated Lower-Tier II Interest ending with the designation "B," the weighted average of the Uncertificated Lower-Tier II REMIC Pass-Through Rates for such Uncertificated Lower-Tier II Regular Interests, weighted on the basis of the Uncertificated Balances of such Uncertificated Lower-Tier II Regular Interests for each such Distribution Date and (y) with respect to Uncertificated Lower-Tier II Interests ending with the designation "A," for each Distribution Date listed below, the weighted average of the rates listed below for each such Uncertificated Lower-Tier II Regular Interest listed below, weighted on the basis of the Uncertificated Balances of each such Uncertificated Lower-Tier II Interest for each such Distribution Date:



   Distribution Date                    Uncertificated
                                    Lower-Tier II Interest                                                  Rate
           1            LRII-1-A through LRII-60-A         2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

           2            LRII-2-A through LRII-60-A         2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A                           Uncertificated Lower-Tier II REMIC Pass-Through Rate

           3            LRII-3-A through LRII-60-A         2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A and LRII-2-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

           4            LRII-4-A through LRII-60-A         2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-3-A          Uncertificated Lower-Tier II REMIC Pass-Through Rate

           5            LRII-5-A through LRII-60-A         2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-4-A          Uncertificated Lower-Tier II REMIC Pass-Through Rate

           6            LRII-6-A through LRII-60-A         2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                                      -70-

                        LRII-1-A through LRII-5-A          Uncertificated Lower-Tier II REMIC Pass-Through Rate

           7            LRII-7-A through LRII-60-A         2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-6-A          Uncertificated Lower-Tier II REMIC Pass-Through Rate

           8            LRII-8-A through LRII-60-A         2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-7-A          Uncertificated Lower-Tier II REMIC Pass-Through Rate

           9            LRII-9-A through LRII-60-A         2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-8-A          Uncertificated Lower-Tier II REMIC Pass-Through Rate

           10           LRII-10-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-9-A          Uncertificated Lower-Tier II REMIC Pass-Through Rate

           11           LRII-11-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-10-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           12           LRII-12-A through LRII-60-A
                                                           2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-11-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           13           LRII-13-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-12-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           14           LRII-14-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-13-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           15           LRII-15-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-14-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           16           LRII-16-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-15-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           17           LRII-17-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-16-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           18           LRII-18-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                                      -71-

                        LRII-1-A through LRII-17-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           19           LRII-19-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-18-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           20           LRII-20-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-19-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           21           LRII-21-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-20-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           22           LRII-22-A through  LRII-60-A       2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-21-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

           23           LRII-23-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-22-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           24           LRII-24-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-23-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           25           LRII-25-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-24-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           26           LRII-26-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-25-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           27           LRII-27-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-26-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           28           LRII-28-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-27-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           29           LRII-29-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-28-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate

                                      -72-


           30           LRII-30-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-29-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           31           LRII-31-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-30-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           32           LRII-32-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-31-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           33           LRII-33-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-32-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           34           LRII-34-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-33-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           35           LRII-35-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-34-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           36           LRII-36-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-35-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           37           LRII-37-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-36-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           38           LRII-38-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-37-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           39           LRII-39-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-38-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           40           LRII-40-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated


                                      -73-

                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-39-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           41           LRII-41-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-40-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           42           LRII-42-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-41-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           43           LRII-43-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-42-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           44           LRII-44-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-43-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           45           LRII-45-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-44-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           46           LRII-46-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-45-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           47           LRII-47-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-46-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           48           LRII-48-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-47-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           49           LRII-49-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-48-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           50           LRII-50-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-49-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           51           LRII-51-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                                      -74-

                        LRII-1-A through LRII-50-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           51           LRII-51-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-50-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           52           LRII-52-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-51-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           53           LRII-53-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-52-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           54           LRII-54-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-53-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           55           LRII-55-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-54-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           56           LRII-56-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-55-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           57           LRII-57-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-56-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           58           LRII-58-A through LRII-60-A        2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-57-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


           59           LRII-59-A and LRII-60-A            2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-58-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate




                                      -75-

           60           LRII-60-A                          2 multiplied  by Swap LIBOR,  subject to a maximum rate of Uncertificated
                                                           Lower-Tier II REMIC Pass-Through Rate

                        LRII-1-A through LRII-59-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate


       thereafter       LRII-1-A through LRII-60-A         Uncertificated Lower-Tier II REMIC Pass-Through Rate



     With respect to the Class MRII-IO Interest and (i) the first Distribution Date through the 60th Distribution Date, the excess, if any, of (x) the weighted average of the Uncertificated Lower-Tier II REMIC Pass-Through Rates for Uncertificated Lower-Tier II Interests including the designation "A," over (y) 2 multiplied by Swap LIBOR (or 0.00% if there is no such excess) and (ii) thereafter, 0.00%.

     Uncertificated Notional Amount: With respect to the Class MRII-IO Interest and each Distribution Date listed below, a notional amount equal to the aggregate Uncertificated Balances of the Uncertificated Lower-Tier II Interests ending with the designation "A" listed below:



   Distribution Date                      Uncertificated Lower-Tier II Interests
           1             LRII-1-A through LRII-60-A
           2             LRII-2-A through LRII-60-A
           3             LRII-3-A through LRII-60-A
           4             LRII-4-A through LRII-60-A
           5             LRII-5-A through LRII-60-A
           6             LRII-6-A through LRII-60-A
           7             LRII-7-A through LRII-60-A
           8             LRII-8-A through LRII-60-A
           9             LRII-9-A through LRII-60-A
          10             LRII-10-A through LRII-60-A
          11             LRII-11-A through LRII-60-A
          12             LRII-12-A through LRII-60-A
          13             LRII-13-A through LRII-60-A
          14             LRII-14-A through LRII-60-A
          15             LRII-15-A through LRII-60-A
          16             LRII-16-A through LRII-60-A
          17             LRII-17-A through LRII-60-A
          18             LRII-18-A through LRII-60-A
          19             LRII-19-A through LRII-60-A
          20             LRII-20-A through LRII-60-A
          21             LRII-21-A through LRII-60-A
          22             LRII-22-A through LRII-60-A
          23             LRII-23-A through LRII-60-A
          24             LRII-24-A through LRII-60-A
          25             LRII-25-A through LRII-60-A
          26             LRII-26-A through LRII-60-A
          27             LRII-27-A through LRII-60-A
          28             LRII-28-A through LRII-60-A
          29             LRII-29-A through LRII-60-A
          30             LRII-30-A through LRII-60-A
          31             LRII-31-A through LRII-60-A
          32             LRII-32-A through LRII-60-A
          33             LRII-33-A through LRII-60-A
          34             LRII-34-A through LRII-60-A
          35             LRII-35-A through LRII-60-A
          36             LRII-36-A through LRII-60-A
          37             LRII-37-A through LRII-60-A
          38             LRII-38-A through LRII-60-A


                                      -76-

          39             LRII-39-A through LRII-60-A
          40             LRII-40-A through LRII-60-A
          41             LRII-41-A through LRII-60-A
          42             LRII-42-A through LRII-60-A
          43             LRII-43-A through LRII-60-A
          44             LRII-44-A through LRII-60-A
          45             LRII-45-A through LRII-60-A
          46             LRII-46-A through LRII-60-A
          47             LRII-47-A through LRII-60-A
          48             LRII-48-A through LRII-60-A
          49             LRII-49-A through LRII-60-A
          50             LRII-50-A through LRII-60-A
          51             LRII-51-A through LRII-60-A
          52             LRII-52-A through LRII-60-A
          53             LRII-53-A through LRII-60-A
          54             LRII-54-A through LRII-60-A
          55             LRII-55-A through LRII-60-A
          56             LRII-56-A through LRII-60-A
          57             LRII-57-A through LRII-60-A
          58             LRII-58-A through LRII-60-A
          59             LRII-59-A and LRII-60-A
          60             LRII-60-A
      thereafter         $0.00



     With respect to the Class Swap-IO Upper-Tier II Regular Interest and any Distribution Date, an amount equal to the Uncertificated Notional Amount of the
Class                             MRII-IO                              Interest.

     Uncertificated Shifting Interest Middle-Tier Interests: The Uncertificated Shifting Interest Middle-Tier Regular Interests and the SI-MR interest, which represents the sole class of residual interest in the Shifting Interest Middle-Tier REMIC.

     Uncertificated Shifting Interest Middle-Tier Regular Interest: A regular interest in the Shifting Interest Middle-Tier REMIC which is held as an asset of the Shifting Interest Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. Any of the class MRI-1-A-R Interest, Class MRI-1-A-1 Interest, Class MRI-2-A-1 Interest, Class MRI-3-A-1 Interest, Class
MRI-4-A-1 Interest,  Class MRI-5-A-1 Interest,  Class MRI-X-B-1 Interest,  Class
MRI-X-B-2 Interest,  Class MRI-X-B-3 Interest,  Class MRI-X-B-4 Interest,  Class
MRI-X-B-5 Interest,  Class MRI-X-B-6 Interest,  Class MRI-X-B-7 Interest,  Class
MRI-5-B-1 Interest,  Class MRI-5-B-2 Interest,  Class MRI-5-B-3 Interest,  Class
MRI-5-B-4 Interest, Class MRI-5-B-5 Interest, and Class MRI-5-B-6 Interest are Uncertificated Shifting Interest Middle-Tier Regular Interests.

     Uncertificated Shifting Interest Middle-Tier REMIC Pass-Through Rate: With respect to the Class MRI-1-A-1 Interest and the Class MRI-1-A-R Interest, the weighted average of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier REMIC Pass-Through Rates for the Class 1-L Interest and the Class 1-LS Interest. With respect to the Class MRI-2-A-1 Interest, the weighted average of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier REMIC Pass-Through Rates for the Class 2-L Interest and the Class 2-LS Interest. With respect to the Class MRI-3-A-1 Interest, the weighted average of the Uncertificated Shifting Crossed Loan Group Interest Lower-Tier REMIC Pass-Through Rates for the Class 3-L Interest and the Class 3-LS Interest. With respect to the Class MRI-4-A-1 Interest, the weighted average of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier REMIC Pass-Through Rates for the Class 4-L Interest and the Class 4-LS Interest. With respect to the Class MRI-5-A-1 Interest, the weighted average of the Uncertificated Shifting Interest Loan Group 5 Lower-Tier REMIC Pass-Through Rates for the Class 5-L Interest. With respect to the Class MRI-X-B-1 Interest, the Class MRI-X-B-2 Interest, the Class MRI-X-B-3 Interest, the Class MRI-X-B-4 Interest, the Class MRI-X-B-5 Interest, the Class MRI-X-B-6 Interest and the Class MRI-X-B-7 Interest, the weighted average (based on the Group Subordinate Amount for each Crossed Loan Group) of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier REMIC Pass-Through Rates for the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS
Interest. With respect to the Class MRI-5-B-1 Interest, the Class MRI-5-B-2 Interest, the Class MRI-5-B-3 Interest, the Class MRI-5-B-4 Interest, the Class MRI-5-B-5 Interest, and the Class MRI-5-B-6 Interest, the Uncertficated Shifting Interest Loan Group 5 Lower-Tier REMIC Pass Through Rate for the Class 5-L Interest.

     Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interest: The Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interests and the SI-5LR interest, which represents the sole class of residual interest in the Shifting Interest Loan Group 5 Lower-Tier Interest.

     Uncertificated  Shifting Interest Loan Group 5 Lower-Tier Regular Interest:
A regular interest in the Shifting Interest Loan Group 5 Lower-Tier REMIC which is held as an asset of the Shifting Interest Middle-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. The Class 5-L Interest is an Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interest.

     Uncertificated Shifting Interest Loan Group 5 Lower-Tier REMIC Pass-Through
Rate: With respect to the Class 5-L Interest, the Net WAC for the Group 5 Mortgage Loans.

     Uncertificated  Shifting  Interest  Crossed Loan Group  Lower-Tier  Regular
Interest: A regular interest in the Shifting Interest Crossed Loan Group Lower-Tier REMIC which is held as an asset of the Shifting Interest Middle-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. Any of the Class 1-L Interest, Class 1-LS Interest, Class 2-L Interest, Class 2-LS Interest, Class 3-L Interest, Class 3-LS Interest, Class 4-L Interest and Class 4-LS Interest are Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interests.

     Uncertificated Shifting Interest Crossed Loan Group Lower-Tier REMIC Pass-Through Rate: With respect to the Class 1-L Interest and the Class 1-LS Interest, the Net WAC for the Group 1 Mortgage Loans. With respect to the Class 2-L Interest and the Class 2-LS Interest, the Net WAC for the Group 2 Mortgage Loans. With respect to the Class 3-L Interest and the Class 3-LS Interest, the Net WAC for the Group 3 Mortgage Loans. With respect to the Class 4-L and the Class 4-LS Interest, the Net WAC for the Group 4 Mortgage Loans.

     Uncertificated Upper-Tier II REMIC Pass-Through Rate: As set forth in the Preliminary Statement.

     Undercollateralized Amount: As defined in Section 5.02(b)(vii).

     Undercollateralized    Group:   As   defined   in   Section   5.02(b)(vii).

     Underwriter's Exemption: An exemption listed in footnote 1 of, and as amended by, Prohibited Transaction Exemption 2007-05, 72 Fed. Reg. 13130 (March 20, 2007) and any successor exemption.

     Unpaid Realized Loss Amount: For any Class of Offered Overcollateralized Certificates and as to any Distribution Date, the excess of (x) the aggregate Applied Realized Loss Amounts allocated to such Class for all prior Distribution Dates over (y) the sum of (a) the cumulative amount of any Recoveries allocated to such Class, (b) the aggregate Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates and (c) the cumulative amount of Unpaid Realized Loss Amounts reimbursed to such Class for all prior Distribution Dates from the Supplemental Interest Trust.

     Upper-Tier II Interests: The Uncertificated Upper-Tier II Regular Interests and the II-UR interest, which represents the sole class of residual interest in the Upper-Tier II REMIC.

     Upper-Tier II Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to Section 3.09(h).

     Upper-Tier II Regular Interest: Any of the regular interests in the Upper-Tier II REMIC listed in the Preliminary Statement, the ownership of which is represented, in part, by the Overcollateralized Certificates and the Class Swap IO Interest.

     Upper-Tier II REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Middle-Tier II Regular Interests and such amounts as shall be deemed held in the Upper-Tier II Certificate Sub-Account.

     Upper-Tier II REMIC Net WAC Cap: For federal income tax purposes, for any Distribution Date with respect to the Upper-Tier II Regular Interests, the ownership of which is represented, in part, by the Offered Overcollateralized Certificates and the Class Swap-IO Interest, the weighted average (adjusted for the actual number of days elapsed in the related Interest Accrual Period) of the Uncertificated Middle-Tier II Pass-Through Rate on the Uncertificated Middle-Tier II Regular Interests (other than the Class MRII-IO Interest), weighted on the basis of the Uncertificated Balance of each such Uncertificated Middle-Tier II Regular Interest.

     U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 98% of all Voting Rights shall be allocated to the Holders of the Senior Certificates (other than the Class 1-A-R Certificate), the Class B Certificates and the Mezzanine Certificates in proportion to the Certificate Balances of their respective Certificates, (b) 1% of all Voting Rights shall be allocated to the Holder of the Class 1-A-R Certificate and (c) 1% of all Voting Rights shall be allocated to the Holders of the Class CE Certificates.

     Wells Fargo: Wells Fargo Bank, N.A., in its capacity as Servicer under the Wells Fargo Servicing Agreement.

     Wells Fargo Servicing Agreement: Each of (a) collectively, (i) that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between BANA, as purchaser, and Wells Fargo, as seller and servicer, (ii) that certain Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, by and between BANA, as purchaser, and Wells Fargo, as seller, (iii) that certain Assignment and Conveyance Agreement (2006-W37), dated May 25, 2006, by and between BANA and Wells Fargo Bank, (iv) that certain Assignment and Conveyance Agreement (2006-W39), dated June 27, 2006, by and between BANA and Wells Fargo Bank and
(v) that certain Assignment and Conveyance Agreement (2006-W46), dated June 28, 2006, by and between BANA and Wells Fargo Bank and (vi) the Assignment, Assumption and Recognition Agreement, dated April 30, 2007, by and among BANA, the Depositor, the Trustee, the Master Servicer and Wells Fargo and (b) collectively, (i) that certain Servicing Agreement, dated as of July 1, 2006, by and between BANA and Wells Fargo and (ii) the Assignment, Assumption and Recognition Agreement, dated April 30, 2007, by and among BANA, the Depositor, the Trustee and Wells Fargo.

     "WHFIT": Shall mean a "Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(22) or successor provisions.

     "WHFIT Regulations": Shall mean Treasury Regulations section 1.671-5, as amended.

     Section 1.02 Interest Calculations.

     All calculations of interest with respect to the Shifting Interest Certificates and the Class CE Certificates will be made on a 360-day year consisting of twelve (12) 30-day months. All calculations of interest with respect to the Offered Overcollateralized Certificates will be made on a 360-day year consisting of twelve (12) months, each of which has the actual number of days in such month. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans.

     (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the BANA Servicing Agreement and under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing Agreements (other than the BANA Servicing Agreement). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. In addition, the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, the Depositor's rights to receive any BPP Mortgage Loan Payment. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

     (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of U.S. Bank National Association, as trustee for holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-C, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note) and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

          (ii) except as provided below and other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

          (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "U.S. Bank National Association, as trustee for the holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-C" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the ---- Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

          (v) other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

          (vi) the original of any guarantee executed in connection with the Mortgage Note;

          (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo), the originals of the following documents or instruments:

                    (A) The Cooperative Stock Certificate;

                    (B) The stock power executed in blank;

                    (C) The executed Cooperative Lease;

                    (D) The executed Recognition Agreement;

                    (E) The executed  assignment of  Recognition  Agreement,  if any;

                    (F) The executed UCC-1 financing  statement with evidence of recording thereon; and

                    (G) Executed UCC-3 financing statements or other appropriate
               UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an Assignment of Mortgage is required to be recorded as set forth below, the Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

     If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor, or the applicable Servicer to the Trustee or a Custodian on the Trustee's behalf, as the case may be. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

     Upon discovery by the Depositor or notice from Wells Fargo, the Master Servicer, the Securities Administrator or Trustee that a Document Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from Wells Fargo, deliver or cause to be delivered to the Trustee or a Custodian, on behalf of the Trustee, within 60 days copies (which may be in electronic form mutually agreed upon by the Depositor and the Trustee or such Custodian) of the following additional documents or instruments to the Mortgage File with respect to each such Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the Trustee or a Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

     (1) other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by Wells Fargo (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

     (2) the original or a certified copy of the lender's title insurance policy;

     (3) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

     (4) for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

                    (A) The Cooperative Stock Certificate;

                    (B) The stock power executed in blank;

                    (C) The executed Cooperative Lease;

                    (D) The executed Recognition Agreement;

                    (E) The executed  assignment of  Recognition  Agreement,  if any;

                    (F) The executed UCC-1 financing  statement with evidence of recording thereon; and

                    (G) Executed UCC-3 financing statements or other appropriate
               UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing Agreement.

     No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities Administrator an unqualified Opinion of Counsel reasonably acceptable to the Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date. Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates. The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

     In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or a Custodian on the Trustee's behalf, will cause the applicable
Servicer to remit to the Master Servicer for deposit in the Master Servicer Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

     Section 2.02 Acceptance by the Trustee or Custodian of the Mortgage Loans.

     Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause a Custodian to deliver to the Depositor, the Master Servicer and the NIMS Insurer a certification in the form attached hereto as Exhibit K (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver to the Depositor, the Master Servicer and the NIMS Insurer a certification in the form attached hereto as Exhibit L (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to
Section 2.01(b). In performing any such review, the Trustee or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

     If, in the course of such review, the Trustee or a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File or if the Depositor, the Master Servicer, the Trustee, a Custodian, the NIMS Insurer or the Securities Administrator discovers a breach by a Servicer, North Fork Bank, the Sponsor or the Depositor of any representation, warranty or covenant under the Servicing Agreements, the North Fork Assignment Agreements, the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Master Servicer, the Sponsor, such Servicer, North Fork Bank (if applicable), the Securities Administrator, the Trustee, the NIMS Insurer and the Depositor of such failure to meet the requirements of Section
2.01 or of such breach and request that the applicable Servicer, North Fork Bank, the Sponsor or the Depositor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section
2.01 or of such breach. If the Trustee receives written notice that the Depositor, the Sponsor or the applicable Servicer or North Fork Bank, as the case may be, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable Servicer's, North Fork Bank's, the Sponsor's or the Depositor's obligation, as the case may be, under the applicable Servicing Agreement, the applicable North Fork Bank Assignment Agreement, the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, and cause the applicable Servicer, North Fork Bank, the Sponsor or the Depositor, as the case may be, to either (a) other than in the case of North Fork Bank, substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

     Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing Date unless the Depositor delivers to the Securities Administrator an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of any of the Trustee, the Securities Administrator or the Trust Estate, addressed to the Trustee and the Securities Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

     If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of any representation or warranty of a related Servicer, North Fork Bank or the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the applicable Servicing Agreement, the applicable North Fork Bank Assignment Agreement, the Mortgage Loan Purchase Agreement and this Agreement for the benefit of the Certificateholders. If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to a Mortgage Loan set forth in a Servicing Agreement, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of a representation with respect to a Mortgage Loan set forth in clauses (k) or (o) of paragraph 3 or clauses (f) and (oo) of paragraph 4 of the Mortgage Loan

Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses (k) or (o) of paragraph 3 of the Mortgage Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing Agreements and the payment of any Reimbursement Amount, the obligation of a Servicer, North Fork Bank, the Sponsor or the Depositor to cure or to repurchase (or, other than in the case of North Fork Bank, to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer, North Fork Bank, the Sponsor or the Depositor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

     With respect to the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer, the NIMS Insurer or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the
Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this
Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

     The representations and warranties of each Servicer or North Fork Bank with respect to the applicable Mortgage Loans in the related Servicing Agreement or related North Fork Assignment Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such Servicing Agreement or North Fork Bank Assignment Agreement, as the case may be. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer under the related Servicing Agreement or of North Fork Bank under the related North Fork Bank Assignment
Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right, on behalf of the Trust, to enforce the obligations of the applicable Servicer or North Fork Bank under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Servicer in the applicable Servicing Agreement or North Fork Bank in the applicable North Fork Bank Assignment Agreement, without regard to whether such Servicer or North Fork Bank fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

     With respect to each Substitute Mortgage Loan the applicable Servicer, the Sponsor or the Depositor, as the case may be, shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the Certificateholders, the documents and agreements required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor, the Sponsor or a Servicer has substituted a Substitute Mortgage Loan.

     The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Securities Administrator, the Trustee, the NIMS Insurer and any Custodian. Upon such substitution of a Mortgage Loan by the Depositor, the Sponsor or a Servicer, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor or the Sponsor, as the case may be, shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan Purchase Agreement and the applicable Servicer shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the mortgage loan representations and warranties made pursuant to the applicable Servicing Agreement. Upon any such substitution and the deposit to the Master Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt by the Trustee of a Request for Release, the Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to applicable Person and shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, without recourse, as shall be necessary to vest title in such Person or its designee to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

     For any month in which the Depositor, the Sponsor or a Servicer substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by such Person in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in a Loan Group substituted by such Person (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be remitted by such Person to the Master Servicer for deposit to the Master Servicer Custodial Account on or before the 18th day of the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

     The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

     Neither the Trustee nor any Custodian shall be under any duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

     Section 2.03 Representations, Warranties and Covenants of the Master Servicer.

     The  Master  Servicer  hereby  makes  the  following   representations  and
warranties to the Depositor, the Securities Administrator, the NIMS Insurer and the Trustee, as of the Closing Date:

          (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

          (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

          (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

          (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders.

     Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

     The Depositor hereby represents and warrants to the Trustee and the NIMS Insurer with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

          (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

          (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

          (iii) As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

          (iv) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation section 1.860G-2.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders.

     Upon discovery by any of the Depositor, the Master Servicer, the Securities Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that a breach of the representation that each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach relates to the representation that each Mortgage Loan is a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

     Section    2.05     Designation     of    Interests    in    the    REMICs.

     The Depositor hereby designates the Shifting Interest Upper-Tier Regular Interests as "regular interests" and the Class SI-UR Interest as the single class of "residual interest" in the Shifting Interest Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates (i) the Uncertificated Shifting Interest Middle-Tier Regular Interests as classes of "regular interests" and the Class SI-MR Interest as the single class of "residual interest" in the Shifting Interest Middle-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively,
(ii) the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interests as classes of "regular interests" and the Class SI-XLR Interest as the single class of "residual interest" in the Shifting Interest Crossed Loan Group Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively, and (iii) the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interests as classes of "regular interests" and the Class SI-5LR Interest as the single class of "residual interest" in the Shifting
Interest Loan Group 5 Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

     The Depositor hereby designates the Upper-Tier II Regular Interests as "regular interests" and the Class II-UR Interest as the single class of "residual interest" in the Upper-Tier II REMIC for purposes of Code Section 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates
(i) the Uncertificated Middle-Tier II Regular Interests as classes of "regular interests" and the Class II-MR interest as the single class of "residual interest" in the Middle-Tier II REMIC for purposes of Code Section 860G(a)(1) and 860G(a)(2), respectively and (ii) the Uncertificated Lower-Tier II Regular Interests as classes of "regular interests" and the Class II-LR Interest as the single class of "residual interest" in the Lower-Tier II REMIC for purposes of Code Section 860G(a)(1) and 860G(a)(2), respectively.

     Section 2.06 Designation of Start-up Day.

     The Closing Date is hereby designated as the "start-up day" of each of the Shifting Interest Upper-Tier REMIC, the Shifting Interest Middle-Tier REMIC, the Shifting Interest Crossed Loan Group Lower-Tier REMIC, the Shifting Interest Loan Group 5 Lower-Tier REMIC, the Upper-Tier II REMIC, the Middle-Tier II REMIC and the Lower-Tier II REMIC within the meaning of Section 860G(a)(9) of the Code.

     Section 2.07 REMIC Certificate Maturity Date.

     Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Shifting Interest Upper-Tier REMIC, the Shifting Interest Middle-Tier REMIC, the Shifting Interest Crossed Loan Group Lower-Tier REMIC and the Shifting Interest Loan Group 5 Lower-Tier REMIC is the Distribution Date immediately following the maturity date for the Shifting Interest Mortgage Loan with the latest maturity date.

     Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier II REMIC, the Middle-Tier II REMIC and the Lower-Tier II REMIC is the Distribution Date immediately following the maturity date for the OC Mortgage Loan with the latest maturity date.

     Section 2.08 Execution and Delivery of Certificates.

     The Securities Administrator (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interests and the Uncertificated Shifting Interest Loan Group

5 Lower-Tier Regular Interests on behalf of the Shifting Interest Middle-Tier REMIC and the Shifting Interest Certificateholders and that it holds the Uncertificated Shifting Interest Middle-Tier Regular Interests on behalf of the Shifting Interest Upper-Tier REMIC and the Shifting Interest Certificateholders,
(ii) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier II Regular Interests on behalf of the Middle-Tier II REMIC and the Overcollateralized Certificateholders, and that it holds the Uncertificated Middle-Tier II Regular Interests on behalf of the Upper-Tier II REMIC and the Overcollateralized Certificateholders and (iii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests, Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interests,
Uncertificated Shifting Interest Middle-Tier Interests, Uncertificated Lower-Tier II Interests and Uncertificated Middle-Tier II Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Shifting Interest Lower-Tier Interests, the Uncertificated Shifting Interest Middle-Tier Interests, the Uncertificated Lower-Tier II Interests, the Class Swap-IO Interest, and the Uncertificated Middle-Tier II Interests, evidence ownership of the entire Trust Estate. The Securities Administrator acknowledges the obligation of the Class CE Certificates to pay Cap Carryover Amounts and declares that it holds the same on behalf of the Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 7-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, respectively, which shall be treated as beneficially owning the right to receive the Cap Carryover Amounts. The Securities Administrator also acknowledges the obligation of the Offered Overcollateralized Certificates and the Class CE Certificates to pay the Class IO Distribution Amount.

     Section 2.09 Establishment of the Trust.

     The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2007-C Trust" and does hereby appoint U.S. Bank National Association as Trustee in accordance with the provisions of this Agreement.

     Section 2.10 Purpose and Powers of the Trust.

     The purpose of the common law trust, as created hereunder, is to engage in the following activities:

     (a) to acquire and hold the Mortgage Loans and the other assets of the Trust Estate and the proceeds therefrom;

     (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

     (c) to make payments on the Certificates;

     (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders.

     The trust is hereby authorized to engage in the foregoing activities. Neither the Trustee nor the Securities Administrator shall cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

     Section 2.11 Rights of the NIMS Insurer.

     Each of the rights of the NIMS Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the Indenture and (ii) any series of notes issued pursuant to the Indenture remains outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payments on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section 11.01 in the case of clause (ii) below) during the period of time, if any, that (a) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

                                  ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

     Section    3.01    Master     Servicing    of    the    Mortgage     Loans.

     For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the Master Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Master Servicer Custodial Account pursuant to the applicable Servicing Agreements.

     Continuously from the date hereof until the termination of the Trust, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

     The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Trustee and the Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Section 3.02 Monitoring of Servicers.

     (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities Administrator, the NIMS Insurer and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

     (b) The Master Servicer, for the benefit of the Trust and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer (except, in the case of the Wells Fargo Servicing Agreement, the Trustee shall select the successor Servicer); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

     (c) To the extent that the costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer under the related Servicing Agreement and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer (except in the case of the termination of Wells Fargo as a Servicer) or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the Master Servicer Custodial Account.

     (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

     (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

     (f) Subject to the conditions set forth in this Section 3.02(f), the Master Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such Servicing Function Participant were the Master Servicer. The Master Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Master Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Master Servicer shall be responsible for determining whether such Subcontractor is an Additional Servicer.

     The Master Servicer shall indemnify the Depositor, the Sponsor, the Trustee, the Custodian and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Master Servicer's obligation set forth in the preceding paragraph or the failure of the Master Servicer to perform any of its obligations under this Section 3.02(f), Section 3.20, Section 3.21 or Section 3.22.

     Section   3.03   Fidelity   Bond;    Errors   and   Omissions    Insurance.

     The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master Servicer by express waiver of Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

     Section 3.04 Access to Certain Documentation.

     The Master Servicer shall provide, and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer. Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the Master Servicer or the related Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

     Section 3.05  Maintenance of Primary  Mortgage  Insurance  Policy;  Claims.

     (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master
Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

     (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11.

     Section 3.06 Rights of the Depositor,  the Securities Administrator and the
Trustee       in        Respect       of       the       Master        Servicer.

     The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Securities Administrator, the Trustee or the Depositor shall not be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

     Section 3.07 Trustee to Act as Master Servicer.

     (a) In the event the Master Servicer or any successor master servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections
7.02 and 8.05.

     (b) The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as Master Servicer hereunder to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all Master Servicing Transfer Costs.

     Section   3.08   Servicer   Custodial   Accounts   and   Escrow   Accounts.

     (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and Advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Servicer Custodial Account for purposes required or permitted by this Agreement.

     (b) The Master Servicer shall also enforce the obligation of each Servicer to establish and maintain a Buy-Down Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts any Buy-Down Funds shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt thereof. In addition, the Master Servicer shall enforce the obligation of each Servicer to withdraw from the Buy-Down Account and deposit in immediately available funds in the Servicer Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

     (c) To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

     Section  3.09  Collection  of  Mortgage  Loan  Payments;   Master  Servicer
Custodial Account, Certificate Account and Cap Carryover Reserve Account.

     (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

     (b) The Securities Administrator shall establish and maintain the Certificate Account, which shall be deemed to consist of fourteen sub-accounts and into which the Master Servicer will deposit on or prior to 11:00 a.m. New York time, on each Distribution Date (or, if the Securities Administrator is no longer the same Person as, or an Affiliate of, the Master Servicer, the Business Day preceding each Distribution Date) all amounts on deposit in the Master Servicer Custodial Account for distribution to Certificateholders.

     (c) The Master Servicer shall establish and maintain the Master Servicer Custodial Account, which shall be an Eligible Account and which may be deemed to be a sub-account of the Certificate Account for so long as the Master Servicer and the Securities Administrator are the same person. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master Servicer Custodial Account by the Master Servicer.

     (d) On a daily basis within one (1) Business Day of receipt (except as otherwise specifically provided herein), the Master Servicer shall deposit or cause to be deposited in the Master Servicer Custodial Account the following payments and collections remitted to the Master Servicer by each Servicer from its respective Servicer Custodial Account pursuant to the related Servicing Agreement or otherwise or received by the Master Servicer in respect of the related Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the related Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal of the related Mortgage Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the related Mortgage Loans, net of the related Servicing Fee;

          (iii) (A) all related Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

          (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.09(e) in connection with any losses on Permitted Investments with respect to the Master Servicer Custodial Account;

          (v) any amounts relating to REO Property required to be remitted by the applicable Servicer;

          (vi) Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master Servicer or the Trustee pursuant to Section 3.19 or the Trustee pursuant to Section 8.01) and any Compensating Interest paid by the applicable Servicer pursuant to the related Servicing Agreement;

          (vii) all related Purchase Prices, all related Substitution Adjustment Amounts and all related Reimbursement Amounts to the extent received by the Master Servicer;

          (viii) any related Recoveries;

          (ix) any related  Buy-Down Funds required to be deposited  pursuant to
     Section 3.08; and

          (x) any other amounts required to be deposited hereunder.

If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.

     (e) Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Master Servicer Custodial Account Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master Servicer Custodial Account.

     (f) Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution Date and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Certificate Account shall be for the benefit of the Securities Administrator as its compensation and the amount of any losses realized in the Certificate Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds to the Certificate Account.

     (g) The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities
Administrator shall give notice to the Depositor, the Trustee, the Master Servicer and the Rating Agencies of any proposed change of the location of the Certificate Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form attached hereto as Exhibit F.

     (h) The Securities Administrator shall designate each of the Lower-Tier II Certificate Sub-Account, the Middle-Tier II Certificate Sub-Account, the Upper-Tier II Certificate Sub-Account, the Shifting Interest Crossed Loan Group Lower-Tier Certificate Sub-Account, the Shifting Interest Loan Group 5 Lower-Tier Certificate Sub-Account, the Shifting Interest Middle-Tier
Certificate Sub-Account and the Shifting Interest Upper-Tier Certificate Sub-Account as a sub-account of the Certificate Account.

          (i) On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Securities Administrator shall (A) from funds available on deposit in the Certificate Account, be deemed to deposit into the Shifting Interest Crossed Loan Group Lower-Tier Certificate Sub-Account, all funds deemed on deposit in the Loan Group 1 Sub-Account, the Loan Group 2 Sub-Account, the Loan Group 3 Sub-Account and the Loan Group 4 Sub-Account; (B) from funds available on deposit in the Certificate Account, be deemed to deposit into the Shifting Interest Loan Group 5 Lower-Tier Certificate Sub-Account, all funds deemed on deposit in the Loan Group 5 Sub-Account; (C) immediately thereafter, be deemed to deposit into the Shifting Interest Middle-Tier Certificate Sub-Account, the Shifting Interest Crossed Loan Group Lower-Tier Distribution Amount and the Shifting Interest Loan Group 5 Lower-Tier Distribution Amount; and (D) immediately thereafter, be deemed to deposit into the Shifting Interest Upper-Tier Certificate Sub-Account, the Shifting Interest Middle-Tier Distribution Amount.

          (ii) On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Securities Administrator shall (A) from funds available on deposit in the Certificate Account, be deemed to deposit into the Lower-Tier II Certificate Sub-Account, all funds deemed on deposit in the Loan Group 6 Sub-Account and the Loan Group 7 Sub-Account, (B) immediately thereafter, be deemed to deposit into the Middle-Tier II Certificate Sub-Account the Lower-Tier II Distribution Amount, and (C) immediately thereafter, be deemed to deposit into the Upper-Tier II Certificate Sub-Account, the Middle-Tier II Distribution Amount.

     (i) No later than the Closing Date, the Securities Administrator shall establish and maintain the Cap Carryover Reserve Account. On each Distribution Date as to which there is a Cap Carryover Amount payable to the Offered Overcollateralized Certificates, the Securities Administrator has been directed by the Holders of the Class CE Certificates to, and therefore will, deposit into the Cap Carryover Reserve Account the amounts described in Section 5.03(c)(i) priority fourth, rather than distributing such amounts to the Holders of the Class CE Certificates.

     For federal and state income tax purposes, the Holders of the Class CE Certificates will be deemed to be the owners of the Cap Carryover Reserve

Account and the Cap Carryover Reserve Account will be an asset of the Class CE Grantor Trust as provided in Section 5.14 and all amounts deposited into the Cap Carryover Reserve Account shall be treated as amounts distributed by the Upper-Tier II REMIC with respect to the Class CE Upper-Tier II Regular Interest. Upon a termination relating to the Overcollateralized Certificates pursuant to
Section 10.01 or the payment in full of the Offered Overcollateralized Certificates, all amounts remaining on deposit in the Cap Carryover Reserve Account will be released by the Trust Estate and distributed to the Holders of the Class CE Certificates or their designees. The Cap Carryover Reserve Account will be part of the Trust Estate but not part of any REMIC created hereunder and any payments to the Holders of the Offered Overcollateralized Certificates of Cap Carryover Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). The Cap Carryover Reserve Account is an "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h).

     By accepting a Class CE Certificate, each Holder of a Class CE Certificate hereby agrees to direct the Securities Administrator, and the Securities Administrator hereby is directed, to deposit into the Cap Carryover Reserve Account the amounts described above on each Distribution Date as to which there is any Cap Carryover Amount rather than distributing such amounts to the Holders of the Class CE Certificates. By accepting a Class CE Certificate, each Holder of a Class CE Certificate further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance. Amounts held in the Cap Carryover Reserve Account shall be held uninvested.

     For federal tax return and information reporting, the value of the right of the Holders of the Offered Overcollateralized Certificates to receive payments from the Cap Carryover Reserve Account in respect of any Cap Carryover Amount shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.

     Section 3.10 Access to Certain  Documentation and Information Regarding the
Mortgage                                                                  Loans.

     The Master Servicer shall afford and shall enforce the obligation of the Servicers to afford the Securities Administrator and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

     Section 3.11 Permitted  Withdrawals  from the  Certificate  Account and the
Master                Servicer                 Custodial                Account.


     (a) The Securities Administrator shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Master Servicer may from time to time make withdrawals from the Master Servicer Custodial Account for the following purposes:

          (i) to pay to the Servicers (to the extent not previously retained by them), the Servicing Fee to which they are entitled pursuant to the Servicing Agreements and to pay itself any Master Servicer Custodial Account Reinvestment Income;

          (ii) to pay to the Securities Administrator and the Trustee any amounts due to the Securities Administrator and the Trustee under this Agreement (including, but not limited to, all amounts provided for under Section 3.02, Section 3.07, Section 8.05 and Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

          (iii) to reimburse the Servicers (or, if applicable, itself or the Trustee) for unreimbursed Advances made pursuant to the related Servicing Agreement (or in the case of itself or the Trustee, pursuant to Section
     3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the Mortgage Loans serviced by such Servicer in the related Loan Group in respect of which any such Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee) in respect of which any such Advance was made;

          (iv) to reimburse the Servicers (or, if applicable, itself or the Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (of, if applicable, the Master Servicer or the Trustee);

          (v) to reimburse the Servicers for Insured Expenses from the related Insurance Proceeds;

          (vi) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

          (vii) to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

          (viii) to withdraw any amount deposited in the Master Servicer Custodial Account and not required to be deposited therein; and

          (ix) to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

If the Master  Servicer shall remit to the Securities  Administrator  any amount not required to be remitted, it may at any time direct the Securities Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities

Administrator which describes the amounts remitted in error to the Securities Administrator for deposit to the Certificate Account.

     (b) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Shifting Interest Upper-Tier Certificate Sub-Account shall be used to make payments on the Shifting Interest Upper-Tier Interests as provided in Sections 5.01 and 5.02, and funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier II Certificate Sub-Account shall be used to make payments on the Upper-Tier II Interests as provided in Sections 5.01 and 5.03. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

     Section  3.12   Maintenance  of  Hazard   Insurance  and  Other  Insurance.

     (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     (b) Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer Custodial Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 3.08 and 3.09.

     Section   3.13   Presentment   of  Claims  and   Collection   of  Proceeds.

     The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related

Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section 3.14  Enforcement of Due-On-Sale  Clauses;  Assumption  Agreements.

     To the extent provided in the applicable Servicing Agreement and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

     Section 3.15  Realization  Upon  Defaulted  Mortgage  Loans;  REO Property.

     (a) The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

     (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions. In the event that the Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property within the time period specified in the applicable Servicing Agreement, but in any event within three years after the acquisition by the Servicer for the Trust (such period, the "REO Disposition Period") unless (i) the Servicer provides to the Trustee, the Master Servicer and the Securities Administrator an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in
Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

     (c) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

     (d) The applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     (e) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

     Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Securities Administrator agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

     Section   3.16   Trustee  to   Cooperate;   Release  of   Mortgage   Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related Servicer will immediately notify the Trustee (or, at the direction of the Trustee, a Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the related Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer). Upon receipt of such request, the Trustee or a Custodian, as applicable, shall within seven (7) Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related Servicer's direction execute and deliver to the Master Servicer or the related Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer's obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

     From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or a Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, a Custodian) of a Request for Release signed by a Master Servicing Officer or a Servicing Officer, release the Mortgage File within seven (7) Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master Servicer or the applicable Servicer shall cause the Mortgage Files so released to be returned to the Trustee or a Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or a Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

     If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section  3.17  Documents,  Records  and Funds in  Possession  of the Master
Servicer         to        be        Held        for        the         Trustee.

     Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause each Servicer to transmit to the Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as Liquidation Proceeds, Recoveries or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee on behalf of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement. The Master Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, any Servicer Custodial Account, the Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

     Section 3.18 Master Servicer Compensation.

     As compensation for its services hereunder, the Master Servicer shall be entitled to compensation in the form of the Master Servicer Custodial Account Reinvestment Income. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     Section 3.19 Advances.

     The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable Servicing Agreement. A Servicer shall be entitled to be reimbursed from the applicable Servicer Custodial Account for all Advances of its own funds made pursuant to the related Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities Administrator of the amount of the Periodic Advance to be made by a Servicer no later than the related Remittance Date. If a Servicer fails to make any required Periodic Advance pursuant to the related Servicing Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Periodic Advance would not be recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day preceding the related Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor Servicer is appointed, continue to make Periodic Advances required pursuant to the related Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such Periodic Advance would not be recoverable. If the Master Servicer is unable to make a Periodic Advance required to be made by it in accordance with this
Section 3.19, the Master Servicer shall immediately, and in no event later than 5:00 P.M. New York time on the last Business Day preceding the related Distribution Date, give written notice thereof to the Trustee, the Securities Administrator and the Depositor.

     Section 3.20 Annual Statement as to Compliance.

     (a) Each of the Master Servicer and the Securities Administrator shall deliver, and shall cause any Additional Servicer engaged by it to deliver, or otherwise make available to the Depositor and the Securities Administrator (and the Securities Administrator will make available to the Trustee and each Rating Agency), no later than March 15th of each calendar year beginning in 2008, an Officer's Certificate (each, together with such similar certificate delivered by each Servicer as described in Section 3.20(b), a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in case of an Additional Servicer has been made under such officers' supervision and (b) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such applicable agreement in case of an Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on their use. The obligations of the Master Servicer and the Securities Administrator under this Section apply to each entity that acted as Master Servicer or Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master Servicer or Securities Administrator at the time such Compliance Statement is required to be delivered.

     (b) In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement or such applicable agreement in the case of an Additional Servicer or the period of time that the Additional Servicer was subject to such other servicing agreement. The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Compliance Statements of the Servicers with its own Compliance Statement to be submitted pursuant to this Section 3.20.

     Section  3.21   Assessments   of  Compliance   and   Attestation   Reports.

     (a) Each of the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the Securities Administrator on or before March 15th of each calendar year beginning in 2008, a report regarding such party's assessment of compliance with the Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an "Assessment of Compliance") that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22(c), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

     No later than February 1 of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward to the Depositor and the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master Servicer, the Securities Administrator and the Custodian (or any Servicing Function Participant engaged by them) submit their assessments to the Depositor and the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to Section 3.21(b)) of each Servicing Function Participant engaged by it.

     Within five calendar days of receipt of such Assessments of Compliance, the Securities Administrator shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit N and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (b) Each of the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall cause, and shall cause each Servicing Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2008, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator, the Custodian or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an "Attestation Report") to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such
Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language. If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's registration statement on Form S-3 relating to the Offered Certificates and the Form 10-K for the Trust.

     Within five calendar days of receipt of such Attestation Reports, the Securities Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions. None of the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation Report in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (c) The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers with its own Assessment of Compliance and related Attestation Report to be submitted pursuant to this Section 3.21.

     (d) In the event the Master Servicer, the Custodian or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an Attestation Report as required in this
Section 3.21 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement.

     Section 3.22 Reports to the Commission.

     (a) The Securities Administrator and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, Form 10-D and Form 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Master Servicer shall sign such Forms on behalf of the Trust. Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

     (b) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such Distribution Date attached thereto. Any disclosure in addition to the Monthly Statement for such Distribution Date that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit O hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 3.22(b).

     As set forth on Exhibit O hereto, within 5 calendar days after the related Distribution Date, (i) the parties described on Exhibit O shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 443-367-3307) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities Administrator shall compile all such information provided to it in a Form 10-D prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit O of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

     After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor and, upon request, the Master Servicer for review. Within 2 Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form

10-D. A duly authorized officer of the Master Servicer shall sign each Form 10-D. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to either question should be "no." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. Each party to this Agreement acknowledges that the performance by the Master Servicer and Securities Administrator of its duties under this Section 3.22(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(b) and also contingent upon the Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-D Disclosure pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

     (c) On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Servicing Agreements:

          (i) a Compliance Statement for each Servicer, the Master Servicer and the Securities Administrator (each, a "Reporting Servicer") as described under Section 3.20;

          (ii) (A) the Assessment of Compliance for each Reporting Servicer, as described under Section 3.21(a) and (c), and (B) if each Reporting Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included; provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any Assessment of Compliance described in this clause (ii) or Attestation Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

          (iii) (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
     Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included; and

          (iv) a Sarbanes-Oxley Certification, as described in Section 3.22(e).

     Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be reported by the parties set forth on Exhibit P to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in this Section 3.22(d).

     As set forth on Exhibit P hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties described in Exhibit P shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 443-367-3307) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-K Disclosure, together with an Additional Disclosure Notification in the form attached hereto as Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Securities Administrator shall compile all such information provided to it in a Form 10-K prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit P of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

     After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Master Servicer and Depositor for review. Within three Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to either question should be "no." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(c), Section 3.22(e), Section 3.20 and Section 3.21 and is also contingent upon the Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-K Disclosure, any Compliance Statement and any Assessment of Compliance and Attestation Report pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-Ks filed in connection with the issuance of the Certificates ("Form 8-K Disclosure Information") shall be reported by the parties set forth on Exhibit Q hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 8-K Disclosure Information, or any Form 8-K, except as set forth in this Section 3.22(d).

     As set forth on Exhibit Q hereto, no later than the end of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties described in Exhibit Q shall be required to provide to the Securities

Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 443-367-3307) and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification in the form attached hereto as Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Securities Administrator shall compile all such information provided to it in a Form 8-K prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit Q of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

     After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Master Servicer and Depositor for review. No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized officer of the Master Servicer shall sign the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this
Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(d) and also contingent upon the Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure Information pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (e) Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification"), exactly as set forth in Exhibit M attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities Administrator (if the Securities Administrator is not the same entity as the

Master Servicer) shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, together with such similar certification delivered by each Servicer as described in
Section 3.22(f), a "Back-up Certification"), in the form attached hereto as Exhibit R, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted by email at cts.sec.notifications@wellsfargo.com. In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section 3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this Section or any Servicing Agreement or Custodial Agreement.

     (f) Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide the Back-up Certification required pursuant to each of the Servicing Agreements.

     (g) Upon any filing with the Commission prepared and filed by the Securities Administrator, the Securities Administrator shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

     (h) (i) The obligations set forth in paragraphs (a) through (h) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the Securities Administrator shall prepare and file with the Commission a Form 15
Suspension Notification executed by the Master Servicer with respect to the Trust, with a copy to the Depositor. At the beginning of the calendar year after the filing of a Form 15 Suspension Notification, if the Depositor or the Certificate Registrar determines that the number of Certificateholders of the Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, it shall promptly notify the Securities Administrator and the Securities Administrator shall recommence preparing and filing reports on Form 8-K, Form 10-D and Form 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (h) of this Section.

          (ii) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately electronically notify the Depositor and the Master Servicer of such inability to make a timely filing with the Commission. In the case of Form 10-D and Form 10-K, the Securities Administrator, the Master Servicer, the Trustee and the Depositor will cooperate to prepare and file a Form 12b-25 and a Form 10-D/A and Form 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Securities Administrator will notify the Depositor within one calendar day of discovery and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K or Form 10-D shall be signed by a duly authorized officer (and a senior officer with respect to the Form 10-K) of the Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their duties under this Section 3.22(h) related to the timely preparation, arrangement for execution and filing of Form 15, a Form --------------- 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section 3.22(h). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, --------------- expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (i)  Notwithstanding  the provision of Section 11.01, this Section 3.22 may
be   amended   without   the   consent   of   the   -------------   ------------
Certificateholders.

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

     Section 4.01 Master Servicer's Certificate.

     Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business

Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer's Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator) certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                   ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;REMIC ADMINISTRATION

     Section 5.01 Distributions.

     On each Distribution Date, based solely on the information in the Master Servicer's Certificate, the Securities Administrator shall distribute or be deemed to distribute out of the Certificate Account, the Lower-Tier II Certificate Sub-Account, the Middle-Tier II Certificate Sub-Account, the Upper-Tier II Certificate Sub-Account, the Shifting Interest Crossed Loan Group Lower-Tier Certificate Sub-Account, the Shifting Interest Loan Group 5 Lower-Tier Certificate Sub-Account, the Shifting Interest Middle-Tier
Certificate Sub-Account or the Shifting Interest Upper-Tier Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02 or 5.03, as applicable.

     None of the Holders of any Class of Certificates, the Depositor, the Master Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

     Section  5.02  Priorities  of  Distributions   on  the  Shifting   Interest
Certificates.

     (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Master Servicer, the Securities Administrator and the Trustee pursuant to Section 3.09(e) and (f) and
Section 3.11 and shall pay such funds to itself, the Master Servicer and the Trustee, as applicable, and (2) based solely on the information contained in the

Master Servicer's Certificate, the Pool Distribution Amount (after the payment of the Servicing Fees for such Mortgage Loans and expenses and indemnities reimbursable pursuant to this Agreement, in each case to the extent not previously retained by or distributed to a Servicer, the Securities Administrator, the Master Servicer or the Trustee) for each Shifting Interest Loan Group, and shall apply such funds, first, to distributions in respect of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests and the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interests, and then to the Uncertificated Shifting Interests Middle-Tier Interests as specified in this Section 5.02(a) and then to distributions on the Shifting Interest Certificates in the following order of priority and to the extent of such funds, paying the Senior Certificates of each Shifting Interest Group solely from the Pool Distribution Amount for the Related Loan Group, paying the Class X-B Certificates from the Pool Distribution Amounts for the Crossed Loan Groups and paying the Class 5-B Certificates from the Pool Distribution Amount for Loan Group 5, in the following order of priority and to the extent of such funds:

          (i) to each Class of Senior Certificates of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

          (ii) to the Senior Certificates of such Group, in an aggregate amount up to the applicable Shifting Interest Senior Principal Distribution Amount for the Related Loan Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

          (iii) concurrently, as follows:

               (A) to each Class of Class 5-B Certificates, subject to paragraph
          (d) below, in the following order of priority:

               (1) to the Class 5-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (2) to the Class 5-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (3) to the Class 5-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (4) to the Class 5-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (5) to the Class 5-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (6) to the Class 5-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (7) to the Class 5-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (8) to the Class 5-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (9) to the Class 5-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (10) to the Class 5-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (11) to the Class 5-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (12) to the Class 5-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

          (B) to each Class of Class X-B Certificates, subject to paragraph (d) below, in the following order of priority:

               (1) to the Class X-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (2) to the Class X-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (3) to the Class X-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (4) to the Class X-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (5) to the Class X-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(6) to the Class X-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (7) to the Class X-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(8) to the Class X-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (9) to the Class X-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (10) to the Class X-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (11) to the Class X-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (12) to the Class X-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (13) to the Class X-B-7 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (14) to the Class X-B-7 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

          (iv) to the Holder of the Class 1-A-R Certificate (in respect of the Class SI-UR Interest, the Class SI-MR Interest, the Class SI-XLR Interest or the Class SI-5LR Interest, as applicable), any amounts remaining in the Shifting Interest Upper-Tier Certificate Sub-Account, the Shifting Interest Middle-Tier Certificate Sub-Account, the Shifting Interest Crossed Loan Group Lower-Tier Certificate Sub-Account and the Shifting Interest Loan Group 5 Lower-Tier Certificate Sub-Account and any remaining Pool Distribution Amounts.

     No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest Distribution Amount" after its Class Certificate Balance has been reduced to zero.

     All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definition.

     On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount received with respect to each Shifting Interest Loan Group sequentially to each related Class of Shifting Interest Certificates then outstanding which bore the loss to which such Reimbursement Amount relates, beginning with the most senior of such Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Pool Distribution Amount for the applicable Loan Group.

     Distributions on the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests. On each Distribution Date, Uncertificated Accrued Interest shall be deemed distributed in respect of the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests at the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier REMIC Pass-Through Rate thereon, plus any amounts in respect thereof remaining unpaid from previous Distribution Dates. For purposes of calculating the Uncertificated Accrued Interest distributable in respect of each Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interest and any Distribution Date, Non-Supported Interest Shortfalls and Relief Act Reductions shall be allocated to each Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interest. Any Non-Supported Interest Shortfalls and Relief Act Reductions allocated to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests pursuant to this paragraph shall be (a) from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan Group 1 in the case of Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "1," (b) from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan Group 2 in the case of Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "2," (c) from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan Group 3 in the case of Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "3," and (d) from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan Group 4 in the case of Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "4."

     All distributions of principal shall be made first to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS Interest so as to keep the Uncertificated Balances thereof (computed to eight decimal places) equal to 0.100% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of principal shall be distributed to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS Interest such that the

Subordinate Balance Ratio is maintained), and second, any remaining principal to the Class 1-L Interest, the Class 2-L Interest, the Class 3-L Interest and the Class 4-L Interest. Any distributions of principal made to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests pursuant to this paragraph shall be made from the Group 1 Mortgage Loans to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "1," from the Group 2 Mortgage Loans to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "2," from the Group 3 Mortgage Loans to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "3" and from the Group 4 Mortgage Loans to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "4."

     Realized Losses with respect to the Crossed Loan Groups shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS Interest so as to keep the Uncertificated Balances thereof (computed to eight decimal places) equal to 0.100% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of Realized Losses shall be allocated to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS Interest such that the Subordinate Balance Ratio is maintained); and second, the remaining Realized Losses shall be allocated to the Class 1-L Interest, the Class 2-L Interest, the Class 3-L Interest and the Class 4-L Interest. Any Realized Losses allocated to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests pursuant to this paragraph shall be (a) from Realized Losses allocated to Loan Group 1 in the case of Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "2,"
(c) from Realized Losses allocated to Loan Group 3 in the case of Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "3" and (d) from Realized Losses allocated to Loan Group 4 in the case of Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests beginning with the numeral "4."

     Recoveries and Reimbursement Amounts received with respect to the Crossed Loan Groups shall be applied to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests in a manner analogous to the application of Realized Losses to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests.

     As of any date, the aggregate Uncertificated Balance of the Class 1-L Interest and the Class 1-LS Interest shall equal the aggregate Pool Principal Balance of Loan Group 1. As of any date, the aggregate Uncertificated Balance of the Class 2-L Interest and the Class 2-LS Interest shall equal the aggregate
Pool Principal Balance of Loan Group 2. As of any date, the aggregate Uncertificated Balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Pool Principal Balance of Loan Group 3. As of any date, the aggregate Uncertificated Balance of the Class 4-L Interest and the Class 4-LS Interest shall equal the aggregate Pool Principal Balance of Loan Group 4.

     Amounts distributed to the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Shifting Interest Crossed Loan Group Lower-Tier Distribution Amount."

     Distributions on the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interests. On each Distribution Date, Uncertificated Accrued Interest shall be deemed distributed in respect of the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interests at the Uncertificated Shifting Interest Loan Group 5 Lower-Tier REMIC Pass-Through Rate thereon, plus any amounts in respect thereof remaining unpaid from previous Distribution Dates. For purposes of calculating the Uncertificated Accrued Interest distributable in respect of each Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interest and any Distribution Date, Non-Supported Interest Shortfalls and Relief Act Reductions shall be allocated to each Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interest.

     All  distributions  of  principal  shall  be made  first to the  Class  5-L
Interest.

     Realized Losses with respect to Loan Group 5 shall be applied after all distributions have been made on each Distribution Date first, to the Class 5-L Interest.

     Recoveries and Reimbursement Amounts received with respect to Loan Group 5 shall be applied to the Uncertificated Shifting Interest Poo1 5 Lower-Tier Interests in a manner analogous to the application of Realized Losses to the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interests.

     As of any date, the aggregate Uncertificated Balance of the Class 5-L Interest shall equal the Pool Principal Balance of Loan Group 5.

     Amounts distributed to the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Shifting Interest Loan Group 5 Lower-Tier Distribution Amount."

     Distributions on the Uncertificated Shifting Interest Middle-Tier Interests. On each Distribution Date, each Uncertificated Shifting Interest Middle-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Class or Classes of Shifting Interest Certificates as provided herein and shall have its principal balance increased in the event of Recoveries in an amount equal to any such increase in the Class Certificate Balance of the respective Corresponding Class or Classes of Shifting Interest Certificates. On each Distribution Date, each Uncertificated Shifting Interest Middle-Tier Interest shall receive distributions in respect of interest based on its Uncertificated Shifting Interest Middle-Tier REMIC Pass-Through Rate based on its Uncertificated Balance in an amount equal to the Uncertificated Accrued Interest of such class, and any amounts undistributed from prior Distribution Dates, which such amount shall equal the Interest Distribution Amount in respect of its Corresponding Class or Classes of Shifting Interest Certificates, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Shifting Interest Middle-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Shifting Interest Middle-Tier Distribution Amount."

     As of any date, the Uncertificated Balance of each Uncertificated Shifting Interest Middle-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Class or Classes of Shifting Interest Certificates. The initial Uncertificated Balance of each Uncertificated Shifting Interest Middle-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective Corresponding Class or Classes of Shifting Interest Certificates.

     Distributions on the Shifting Interest Upper-Tier Interests. Each Shifting Interest Upper-Tier Regular Interest will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Certificate to which it corresponds.

     (b) (i) With respect to the Group 1 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for the Crossed Groups, the amount distributable to the Group 1 Senior Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, sequentially, as follows:

          first, to the Class 1-A-R Certificate, until its Class Certificate Balance has been reduced to zero; and

          second, concurrently, as follows:

               (i) 55.6141580183%, concurrently, as follows:

                    (a) 96.9071901657%, concurrently as follows:

                         (1) 29.6486958966%, to the Class 1-A-2 Certificates, until their Class Certificate Balance has been reduced to zero; and

                         (2) 70.3513041034%, sequentially, to the Class 1-A-3 and Class 1-A-4 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                    (b) 3.0928098343%,  to the Class 1-A-5  Certificates,  until their Class Certificate Balance has been reduced to zero; and

               (ii) 44.3858419817%, to the Class 1-A-1 Certificates, until their Class Certificate Balance has been reduced to zero.

          (ii) With respect to the Group 2 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for the Crossed Groups, the amount distributable to the Group 2 Senior Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, concurrently, to the Class 2-A-1 Certificates and Class 2-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

          (iii) With respect to the Group 3 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for Crossed Groups, the amount distributable to the Group 3 Senior Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, concurrently, to the Class 3-A-1 Certificates and Class 3-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

          (iv) With respect to the Group 4 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for Crossed Groups, the amount distributable to the Group 4 Senior Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, sequentially, as follows:

               (a) 94.8453758580%, concurrently, as follows:

                    (i) 54.9099367218%,  to the Class 4-A-1 Certificates,  until their Class Certificate Balance has been reduced to zero; and

                    (ii) 45.0900632782%, sequentially, to the Class 4-A-2 and Class 4-A-3 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

               (b) 5.1546241420%, to the Class 4-A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

          (v) With respect to the Group 5 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 5, the amount distributable to the Group 5 Senior Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, concurrently, as follows:

               (a) 56.1918501747% to the Class 5-A-1 Certificates, until their Class Certificate Balance has been reduced to zero; and

               (b) 43.8081498253%, concurrently, to the Class 5-A-2 and Class 5-A-3 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

               (vi) On each Distribution Date on or after the Senior Credit Support Depletion Date for the Crossed Groups or Group 5, as the case may be, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to each Shifting Interest Loan Group available to be distributed as principal of the Senior Certificates of the Related Group shall be distributed, concurrently, as principal of such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Balances immediately prior to that Distribution Date, until the Class Certificate Balances thereof are reduced to zero.

               (vii) Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date for the Crossed Groups but on or after the date on which the Class Certificate Balances of the Senior Shifting Interest Certificates of a Crossed Group have been reduced to zero, amounts otherwise distributable from the amounts described in clauses 1(e) and (f) of the definition of "Principal Amount" for such Distribution Date with respect to the Related Loan Group on the Class X-B Certificates will be paid as principal to the remaining classes of Senior Shifting Interest Certificates of the other Crossed Groups together with the applicable Shifting Interest Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Crossed Group in clause (i), (ii), (iii) or (iv) above, provided that on such
          Distribution Date either (a) the Crossed Loan Group Subordinate Percentage for such Distribution Date is less than twice the initial Crossed Loan Group Subordinate Percentage or (b) the outstanding principal balance of the Shifting Interest Mortgage Loans in the Crossed Loan Groups (including, for this purpose, any such Shifting Interest Mortgage Loan in foreclosure or any related REO Property and any such Shifting Interest Mortgage Loans for which the mortgagor has filed for bankruptcy) delinquent sixty (60) days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Class X-B Certificates is greater than or equal to 50%. If the Senior Shifting Interest Certificates of two or more Crossed Groups remain outstanding, the distributions described above will be made to the Senior Shifting Interest Certificates of such Crossed Groups, pro rata, in proportion to the aggregate Class Certificate Balance of the Senior Shifting Interest Certificates of each such Crossed Group.

               In addition, after giving effect to the preceding paragraph, if on any Distribution Date the aggregate Class Certificate Balance of the Senior Shifting Interest Certificates of a Crossed Group is greater than the Adjusted Pool Amount of the Related Loan Group (any such Crossed Group, an "Undercollateralized Group" and any such excess, an "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Class X-B Certificates pursuant to Sections 5.02(a)(iii)(B)(14), (12), (10), (8), (6), (4) and (2) in
          that order, will be paid as principal to the Senior Shifting Interest Certificates of such Undercollateralized Group together with the applicable Shifting Interest Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Crossed Group above under (i), (ii) (iii) or (iv) until the aggregate Class Certificate Balance of the Senior Shifting Interest Certificates of such Undercollateralized Group equals the Adjusted Pool Amount of the Related Crossed Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls with respect to an Undercollateralized Group (including any Class Unpaid Interest Shortfalls for such Distribution
          Date) will be paid to such Undercollateralized Group prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Class X-B Certificates pursuant to Sections 5.02(a)(iii)(B)(14), (12), (10), (8), (6), (4) and (2), in
          that order; such amount will be paid to the Senior Certificates of such Undercollateralized Group up to their Interest Distribution Amounts for such Distribution Date. If two or more Crossed Groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to their Undercollateralized Amounts.

     (c) On each Distribution Date, Shifting Interest Accrued Certificate Interest for each Class of Shifting Interest Certificates for such Distribution Date shall be reduced by such Class' pro rata share, based on such Class' Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of an amount equal to the sum of (A) Non-Supported Interest Shortfalls on the Crossed Loan Group Mortgage Loans (in the case of Group 1, Group 2, Group 3, Group 4 and the Class X-B Certificates) or the Group 5 Mortgage Loans (in the case of Group 5 and the Class 5-B Certificates), (B) on and after the related Senior Credit Support Depletion Date, any other Realized Losses on the Mortgage Loans in the Related Loan Group allocable to interest and (C) Relief Act Reductions incurred on the Crossed Loan Group Mortgage Loans (in the case of Group 1, Group 2, Group 3, Group 4 and the Class X-B Certificates) or the Group 5 Mortgage Loans (in the case of Group 5 and the Class 5-B Certificates) with respect to such Distribution Date.

     (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iii), if with respect to any Class of Class X-B or Class 5-B
Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Class X-B or Class 5-B Certificates, as applicable, which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Principal Balance for the Crossed Loan Groups (in the case of the Class X-B Certificates) or the Pool Principal Balance for Loan Group 5 (in the case of the Class 5-B Certificates) immediately prior to such Distribution Date (for each Class, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of clause (ii) of the Subordinate Principal Distribution Amounts will be made to any Classes of Class X-B or Class 5-B Certificates, as applicable, which have a higher numerical Class designation than such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes of Class X-B or Class 5-B Certificates will not be used in determining the Pro Rata Share for the Class X-B or Class 5-B Certificates that are not Restricted Classes. If the aggregate Class Certificate Balances of the Class X-B or Class 5-B Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Class X-B or Class 5-B Certificates that are Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Class X-B or Class 5-B Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

     Section  5.03  Priorities  of  Distributions   on  the   Overcollateralized
Certificates.

     (a) Distributions of Interest with Respect to the Overcollateralized Certificates

     On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) the Interest Remittance Amounts and apply such amounts in the following order of priority and to the extent of such funds:

     first, concurrently, as follows:

          (i) concurrently, from the Interest Remittance Amount for Loan Group 6 to the Group 6 Certificates, pro rata, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date; and

          (ii) concurrently, from the Interest Remittance Amount for Loan Group 7 to the Group 7 Certificates, pro rata, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date;

second, concurrently, as follows:

          (i) concurrently, from the remaining Interest Remittance Amount for Loan Group 6 to the Group 6 Certificates, pro rata, the Interest Carryforward Amount thereon for such Distribution Date; and

          (ii) concurrently, from the remaining Interest Remittance Amount for Loan Group 7 to the Group 7 Certificates, pro rata, the Interest Carryforward Amount thereon for such Distribution Date;

third, concurrently, as follows:

          (i) if the remaining Interest Remittance Amount for Loan Group 6 is insufficient to pay the Accrued Certificate Interest for the Group 6 Certificates for such Distribution Date in priority first, clause (i), then from the remaining Interest Remittance Amount for Loan Group 7, concurrently to the Group 6 Certificates, pro rata, to cover such shortfall for such Distribution Date; and

          (ii) if the remaining Interest Remittance Amount for Loan Group 7 is insufficient to pay the Accrued Certificate Interest for the Group 7
     Certificates for such Distribution Date in priority first, clause (ii), then from the remaining Interest Remittance Amount for Loan Group 6, concurrently to the Group 7 Certificates, pro rata, to cover such shortfall for such Distribution Date;

fourth, concurrently, as follows:

          (i) if the remaining Interest Remittance Amount for Loan Group 6 is insufficient to pay the Interest Carryforward Amount for the Group 6 Certificates for such Distribution Date in priority second, clause (i), then, concurrently, from the remaining Interest Remittance Amount for Loan Group 7, to the Group 6 Certificates, pro rata, to cover such shortfall for such Distribution Date; and

          (ii) if the remaining Interest Remittance Amount for Loan Group 7 is insufficient to pay the Interest Carryforward Amount for the Group 7 Certificates for such Distribution Date in priority second, clause (ii), then, concurrently, from the remaining Interest Remittance Amount for Loan Group 6, to the Group 7 Certificates, pro rata, to cover such shortfall for such Distribution Date;

     fifth, to the Class M-1 Certificates, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date;

     sixth, to the Class M-2 Certificates, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date;

     seventh, to the Class M-3 Certificates, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date;

     eighth, to the Class M-4 Certificates, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date;

     ninth, to the Class M-5 Certificates, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date;

     tenth, to the Class M-6 Certificates, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date;

     eleventh, to the Class M-7 Certificates, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date;

     twelfth, to the Class M-8 Certificates, the Overcollateralized Accrued Certificate Interest thereon for such Distribution Date; and

     thirteenth, the amount, if any, of the Interest Remittance Amounts remaining after application with respect to the priorities set forth above will be applied as described below under Section 5.03(c) hereof.

     (b) Distributions of Principal with Respect to the Overcollateralized Certificates

     The Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) the Principal Distribution Amount and apply it in the following order of priority and to the extent of such funds:

     With respect to each Distribution Date (a) before the Stepdown Date or (b) as to which a Trigger Event is in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Class Certificate Balances of the Overcollateralized Certificates in the following order of priority:

     first, concurrently, as follows:

          (i)  concurrently,  to the  Group 6  Certificates,  the Group 6 Senior
     Principal Distribution Amount, pro rata, until the Class Certificate Balances thereof have been reduced to zero; and

          (ii) from the Group 7 Senior Principal Distribution Amount, as follows:

               (a) 90.0000934920%, concurrently, as follows:

                    (1) 70.5693658131% to the Class 7-A-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

                    (2) 29.4306341869%,  sequentially, to the Class 7-A-3, Class
               7-A-4 and Class 7-A-5 Certificates, in that order, until the Class Certificate Balances thereof have been reduced to zero; and

               (b) 9.9999065080% to the Class 7-A-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

second, concurrently, as follows:

          (i) the Group 6 Senior Principal Distribution Amount remaining after payment pursuant to priority first clause (i) above, to the Group 7 Certificates, as specified in priority first, clause (ii) above; and

          (ii) the Group 7 Senior Principal Distribution Amount remaining after payment pursuant to priority first clause (ii) above, to the Group 6 Certificates, as specified in priority first, clause (i) above;

     third, to the Class M-1 Certificates, until their Class Certificate Balance has been reduced to zero;

     fourth, to the Class M-2 Certificates, until their Class Certificate Balance has been reduced to zero;

     fifth, to the Class M-3 Certificates, until their Class Certificate Balance has been reduced to zero;

     sixth, to the Class M-4 Certificates, until their Class Certificate Balance has been reduced to zero;

     seventh, to the Class M-5 Certificates, until their Class Certificate Balance has been reduced to zero;

     eighth, to the Class M-6 Certificates, until their Class Certificate Balance has been reduced to zero;

     ninth, to the Class M-7 Certificates, until their Class Certificate Balance has been reduced to zero;

     tenth, to the Class M-8 Certificates, until their Class Certificate Balance has been reduced to zero; and

     eleventh, any remaining Principal Distribution Amount will be distributed as described below in Section 5.03(c) hereof.

     With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Class Certificate Balances of the Overcollateralized Certificates in the following order of priority:

first, concurrently, as follows:

     (i) concurrently, to the Group 6 Certificates, the Group 6 Senior Principal Distribution Amount, pro rata, until the Class Certificate Balances thereof have been reduced to zero; and

     (ii) from the Group 7 Senior Principal Distribution Amount, as follows:

          (a) 90.0000934920%, concurrently, as follows:

               (1) 70.5693658131% to the Class 7-A-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

               (2) 29.4306341869%, sequentially, to the Class 7-A-3, Class 7-A-4
          and  Class  7-A-5  Certificates,   in  that  order,  until  the  Class
          Certificate Balances thereof have been reduced to zero; and

          (b) 9.9999065080% to the Class 7-A-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

second, concurrently, as follows:

          (i) the Group 6 Senior Principal Distribution Amount remaining after payment pursuant to priority first clause (i) above, to the Group 7 Certificates, as specified in priority first, clause (ii) above; and

          (ii) the Group 7 Senior Principal Distribution Amount remaining after payment pursuant to priority first clause (ii) above, to the Group 6 Certificates, as specified in priority first, clause (i) above;

     third, to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

     fourth, to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

     fifth, to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

     sixth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

     seventh, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

     eighth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

     ninth, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

     tenth, to the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

     eleventh, any remaining Principal Distribution Amount will be distributed as described in Section 5.03(c) hereof.

     Notwithstanding the foregoing, on or after the Distribution Date on which the aggregate Class Certificate Balance of the Mezzanine Certificates has been reduced to zero and there is no Overcollateralization Amount, all principal distributions to the Senior Overcollateralized Certificates of an OC Group shall be distributed concurrently on a pro rata basis, based on the Class Certificate Balance of each such Class, until the Class Certificate Balance of each such Class has been reduced to zero.

     (c) Distribution of Monthly Excess Cashflow Amounts

          (i) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

               first, concurrently, to the Classes of Senior Overcollateralized Certificates, pro rata, any remaining Overcollateralized Accrued Certificate Interest for each such Class for such Distribution Date;

               second, concurrently, to the Classes of Senior Overcollateralized Certificates, pro rata, any Interest Carryforward Amount for each such Class for such Distribution Date;

               third, sequentially to each class of Mezannine Certificates, in numerical order, beginning with the Class M-1 Certificates, (i) first to pay any remaining Overcollateralized Accrued Certificate Interest for such Class for such Distribution Date and (ii) then to pay any remaining Interest Carryforward Amount for such Class for such Distribution Date;

               fourth,  from  amounts  otherwise  distributable  to the Class CE
          Certificates, to the Cap Carryover Reserve Account to pay Cap Carryover Amounts (i) first, concurrently, to the Classes of Senior Overcollateralized Certificates, pro rata, based on Cap Carryover Amounts for each such Class, and (ii) then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, any Cap Carryover Amounts for such Classes;

               fifth, concurrently, to the Classes of Senior Overcollateralized Certificates, any Realized Loss Amortization Amounts for such Classes for such Distribution Date, pro rata, based upon Unpaid Realized Loss Amounts for each such Class of Certificates;

               sixth, sequentially to each class of Mezannine Certificates, in numerical order, beginning with the Class M-1 Certificates, any Realized Loss Amortization Amount for such Class for such Distribution Date;

               seventh, from amounts otherwise distributable to the Class CE Certificates, to the Supplemental Interest Trust to fund any Defaulted Swap Termination Payments; and

               eighth, to the Class CE Certificates, up to the Class CE Distributable Amount.

          (ii) On each Distribution Date, there shall be distributed to the Holder of the Class 1-A-R Certificate (in respect of the Class II-UR Interest), any amounts remaining in the Certificate Account in respect of the OC Loan Groups such date after the application pursuant to Sections 5.03(a), 5.03(b) and 5.03(c)(i).

     (d) On each Distribution Date, after the Securities Administrator makes the distributions of the Interest Remittance Amounts, Principal Distribution Amount, Monthly Excess Cashflow Amount and amounts on deposit in the Cap Carryover Reserve Account as set forth above, the Supplemental Interest Trust Trustee shall distribute the amount on deposit in the Swap Account, sequentially, as follows:

     first, to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

     second, to the Swap Provider,  any Swap Termination  Payment,  other than a
Defaulted  Swap  Termination  Payment,   pursuant  to  the  Interest  Rate  Swap
Agreement;

     third, concurrently, to the Senior Overcollateralized Certificates, the related Overcollateralized Accrued Certificate Interest remaining undistributed after the application pursuant to Sections 5.03(a) and 5.03(c)(i), on a pro rata basis based on such respective remaining Interest Carryforward Amounts;

     fourth, concurrently, to the Senior Overcollateralized Certificates, the related Interest Carryforward Amount remaining undistributed after the application pursuant to Sections 5.03(a) and 5.03(c)(i), on a pro rata basis based on such respective remaining Interest Carryforward Amounts;

     fifth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, the related Overcollateralized Accrued Certificate Interest and Interest Carryforward Amount, to the extent remaining undistributed after the application pursuant to Sections 5.03(a) and 5.03(c)(i);

     sixth, to the holders of the Class or Classes of Overcollateralized Certificates then entitled to receive distributions in respect of principal, in the priority specified in Section 5.03(b), in an amount necessary to maintain the applicable Targeted Overcollateralization Amount after taking into account the application pursuant to Section 5.03(c)(i);

     seventh, to pay concurrently in proportion of their respective Unpaid Realized Loss Amounts, to the Senior Overcollateralized Certificates, any remaining Unpaid Realized Loss Amounts, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, to the extent of any remaining related Unpaid Realized Loss Amounts for each such Class;

     eighth, concurrently, to the Senior Overcollateralized Certificates, the related Cap Carryover Amounts, to the extent remaining undistributed after distributions are made from the Cap Carryover Reserve Account pursuant to
Section 5.03(c)(i) priority fourth, on a pro rata basis based on such respective Cap Carryover Amounts remaining;

     ninth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, the related Cap Carryover Amounts, to the extent remaining undistributed after distributions are made from the Cap Carryover Reserve Account pursuant to
Section 5.03(c)(i) priority fourth;

     tenth, to the Swap Provider, any Defaulted Swap Termination Payment, to the extent not already paid; and

     eleventh, to the Class CE Certificates, any remaining amounts.

     Amounts distributed in respect of priorities sixth and seventh above, together with any amounts distributed in respect of priorties sixth and seventh above on previous Distribution Dates, shall not exceed the aggregate of current or prior Realized Losses on the OC Mortgage Loans not previously reimbursed by Recoveries on the OC Mortgage Loans or the Monthly Excess Cashflow Amount.

     (e) On each Distribution Date, Unpaid Realized Loss Amounts on the Offered Overcollateralized Certificates will be reduced by the amount of any Recoveries relating to the OC Mortgage Loans received during the related Prepayment Period in the same order as Realized Loss Amortization Amounts are paid to the Offered Overcollateralized Certificates pursuant to Section 5.03(c)(i) above.

     (f) Any amounts distributed to the Senior Overcollateralized Certificates and Mezzanine Certificates in respect of interest pursuant to Section 5.03(c)(i) priority fourth which constitute Cap Carryover Amounts shall first be deemed distributed by the Upper-Tier II REMIC as a distribution with respect to the Class CE Upper-Tier II Regular Interest, and then distributed to the Senior Overcollateralized Certificates and Mezzanine Certificates as payments on notional principal contracts in the nature of cap contracts. Any remaining amount with respect to the Class CE Certificates shall be treated as having been distributed to the Holders of the Class CE Certificates. Any amounts distributed to the Senior Overcollateralized Certificates and Mezzanine Certificates pursuant to Section 5.03(d) priorities eighth and ninth which constitute Cap Carryover Amounts shall be deemed to be payments on notional principal contracts in the nature of cap contracts.

     (g) Distributions on the Uncertificated Lower-Tier II Interests. On each Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed to the

Middle-Tier II REMIC on account of the Uncertificated Lower-Tier II Regular Interests (such amount, the "Lower-Tier II Distribution Amount") or withdrawn from the Certificate Account and distributed to the Holder of the Class 1-A-R Certificate (in respect of the Class II-LR Interest), as the case may be:

          (i) to the extent of the Interest Remittance Amounts (prior to deduction of any Net Swap Payment and Swap Termination Payment) to Holders of the Class LRII-I Interest and each of the Class LRII-1-A Interest through the Class LRII-60-B Interest, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such Uncertificated Lower-Tier II Regular Interest for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

          (i) to the extent of the Interest Remittance Amounts and the Principal Remittance Amount (in each case, prior to deduction of any Net Swap Payment and Swap Termination Payment) and to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated as follows: to the Class LRII-I Interest, then to the Class LRII-1-A Interest through the Class LRII-60-B Interest starting with the lowest numerical denomination until the Uncertificated Balance of each such Uncertificated Lower-Tier II Regular Interest is reduced to zero, provided that, for Uncertificated Lower-Tier II Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such Uncertificated Lower-Tier II Interests; and

          (ii) any remaining amount to the Holder of the Class 1-A-R Certificate (in respect of the Class II-LR Interest).

     (h) Distributions on the Uncertificated Middle-Tier II Interests. On each Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed to the Upper-Tier II REMIC on account of the Uncertificated Middle-Tier II Regular Interests (such amount, the "Middle-Tier II Distribution Amount") or withdrawn from the Certificate Account and distributed to the Holder of the Class 1-A-R Certificate (in respect of the Class II-MR Interest), as the case may be:

          (i) first, to the extent of the Interest Remittance Amounts (prior to deduction of any Net Swap Payment and Swap Termination Payment), to the Holders of the Class MRII-IO Interest in an amount equal to (A) Uncertificated Accrued Interest for such Uncertificated Middle-Tier II Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to Holders of the Class MRII-AA Interest, the Middle-Tier II Corresponding Marker Interests and the Class MRII-ZZ Interest, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution
     Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of the Class MRII-ZZ Interest shall be reduced and deferred when the Middle-Tier II REMIC Overcollateralized Amount is less than the Middle-Tier II REMIC Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum MRII-ZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of the Corresponding Middle-Tier II Marker Interests, in the same proportion as the Overcollateralization Deficiency is allocated to the Corresponding Classes and the Uncertificated Balance of the Class MRII-ZZ Interest shall be increased by such amount;

          (ii) to the Holders of the Uncertificated Middle-Tier II Interests, in an amount equal to the remainder of the Interest Remittance Amounts and Principal Remittance Amount (in each case, prior to deduction for any Net Swap Payment and Swap Termination Payment) for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

               (1) to the Class MRII-AA Interest, 98.00% of such remainder, until the Uncertificated Balance of such Uncertificated Middle-Tier II Interest is reduced to zero;

               (2) to the Middle-Tier II Corresponding Marker Interests, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Classes, until the Uncertificated Balances of such Uncertificated Middle-Tier II Interests are reduced to zero; then to the Class MRII-ZZ Interest, 1.00% of such remainder, until the Uncertificated Balance of such Uncertificated Middle-Tier II Interest is reduced to zero;

               (3) any remaining amount to the Holder of the Class 1-A-R Certificate (in respect of the Class II-MR Interest);

     provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Overcollateralization Release Amount shall be allocated to (i) the Class MRII-AA Interest and (ii) the Class MRII-ZZ Interest, respectively.

     (i) Distributions on the Upper-Tier II Interests. On each Distribution Date, 100% of the amounts deemed distributed on the Class MRII-IO Interest shall be deemed distributed by the Upper-Tier II REMIC in respect of the Class Swap-IO Upper-Tier II Regular Interest. Such amounts shall be deemed distributed by the Upper-Tier II REMIC to the Supplemental Interest Trust for deposit into the Swap Account. Other amounts deemed distributed by the Middle-Tier II REMIC to the Upper-Tier II REMIC shall be deemed distributed with respect to Upper-Tier II Interests (other than the Class Swap-IO Interest) so as to (i) pay the Uncertificated Accrued Interest on such Upper-Tier II Interest plus any amounts in respect thereof remaining unpaid from previous Distribution Dates and (ii) reduce the Uncertificated Balance of each such Upper-Tier II Interest to the extent necessary so that it equals the Class Certificate Balance of the Corresponding Class of Certificates. Any remaining amounts will be deemed distributed with respect to the Class II-UR Interest.

     (j) Allocation of Losses on the Uncertificated Lower-Tier II Interests, the Uncertified Middle-Tier II Interests and the Upper-Tier II Interests.

          (i) The Securities Administrator shall be deemed to cause the following allocation of losses:

               (a) For purposes of calculating the amount of Uncertificated Accrued Interest for the Uncertificated Lower-Tier II Interests, the aggregate amount of any Relief Act Reductions shall be allocated first, to the Class LRII-I Interest and to the Uncertificated Lower-Tier II Interests ending with the designation "B," pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated Lower-Tier II REMIC Pass-Through Rates on the respective Uncertificated Balances of each such
          Uncertificated Lower-Tier II Interest, and then, to Uncertificated Lower-Tier II Interests ending with the designation "A," pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated Lower-Tier II REMIC Pass-Through Rates on the respective Uncertificated Balances of each such Uncertificated Lower-Tier II Interest.

               (b) For purposes of calculating the amount of Uncertificated Accrued Interest for the Uncertificated Middle-Tier II Interests, the aggregate amount of any Relief Act Reductions incurred in respect of the OC Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to (i) the Class MRII-AA Interest and (ii) the Class MRII-ZZ Interest up to an aggregate amount equal to the Middle-Tier II REMIC Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among the Class MRII-AA Interest, the Middle-Tier II Corresponding Marker Interests and the Class MRII-ZZ Interest, pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated Middle-Tier II REMIC Pass-Through Rate on the respective Uncertificated Balance of each such Uncertificated Middle-Tier II Interest;

               (c) The aggregate amount of any Relief Act Reductions incurred in respect of the OC Mortgage Loans for any Distribution Date shall be allocated to the Upper-Tier II Interests (other than the Class Swap-IO Upper-Tier II Regular Interest) pro rata based on, and to the extent of, the Uncertificated Accrued Interest for such Upper-Tier II Interest for such Distribution Date.

          (ii) (a) All Realized Losses on the OC Mortgage Loans shall be allocated on each Distribution Date first, to the Class LRII-I Interest until the Uncertificated Balance of such Uncertificated Lower-Tier II Interest has been reduced to zero and second, pro rata to the Class
     LRII-1-A Interest through Class LRII-60-B Interest, starting with the lowest numerical denomination until the Uncertificated Balance of such Uncertificated Lower-Tier II Interest has been reduced to zero, provided that, for Uncertificated Lower-Tier II Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such Uncertificated Lower-Tier II Interests.

               (b) All Realized Losses on the OC Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the following Uncertificated Middle-Tier II Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to (i) the Class MRII-AA Interest and (ii) the Class MRII-ZZ

          Interest up to an aggregate amount equal to the Middle-Tier II REMIC Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the Class MRII-AA Interest and the Class MRII-ZZ Interest up to an aggregate amount equal to the Middle-Tier II REMIC Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-M8 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M8 has been reduced to zero; fourth, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-M7 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M7 has been reduced to zero; fifth, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-M6 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M6 has been reduced to zero; sixth, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-M5 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M5 has been reduced to zero; seventh, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-M4 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M4 Interest has been reduced to zero; eighth, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-M3 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M3 Interest has been reduced to zero; ninth, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-M2 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M2 Interest has been reduced to zero; tenth, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-M1 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M1 Interest has been reduced to zero; and eleventh, concurrently, (I) up to the amount of any Group 6 Applied Realized Loss Amount for the Class 6-A-1 Certificates, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-6A1 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the MRII-6A1 Interest is reduced to zero; (II) up to the amount of any Group 6 Applied Realized Loss Amount for the Class 6-A-2 Certificates, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-6A2 Interest and the Class MRII-ZZ

          Interest, 98%, 1% and 1%, respectively, until the MRII-6A2 Interest is reduced to zero; (III) up to the amount of any Group 7 Applied Realized Loss Amount for the Class 7-A-1 Certificates, to the
          Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-7A1 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the MRII-7A1 Interest is reduced to zero; (IV) up to the amount of any Group 7 Applied Realized Loss Amount for the Class 7-A-2 Certificates, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-7A2 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the MRII-7A2 Interest is reduced to zero; (V) up to the amount of any Group 7 Applied Realized Loss Amount for the Class 7-A-3 Certificates, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-7A3 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the MRII-7A3 Interest is reduced to zero; (VI) up to the amount of any Group 7 Applied Realized Loss Amount for the Class 7-A-4 Certificates, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-7A4 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the MRII-7A4 Interest is reduced to zero;
          (VII) up to the amount of any Group 7 Applied Realized Loss Amount for the Class 7-A-5 Certificates, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-7A5 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the MRII-7A5 Interest is reduced to zero; provided, however, notwithstanding the foregoing, (A) for so long as the Class 6-A-2 Certificates are outstanding, amounts equal to the Group 6 Applied Realized Loss Amounts for the Class 6-A-1 Certificates will not be allocated to the Corresponding Uncertificated Middle-Tier II Regular Interests, but instead will be allocated to the Class MRII-6A2 Interest in the manner provided in (II) above and (B) for so long as the Class 7-A-2 Certificates are outstanding, amounts equal to the Group 7 Applied Realized Loss Amounts for the Class 7-A-1, Class 7-A-3, Class 7-A-4 and Class 7-A-5 Certificates will not be allocated to the Corresponding Uncertificated Middle-Tier II Regular Interests, but instead will be allocated to the Class MRII-7A2 Interest in the manner provided in (IV) above.

               (c) All Realized Losses on the OC Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the Upper-Tier II Interests such that the Uncertificated Balance of each such Upper-Tier II Interest equals the Class Certificate Balance of the corresponding Class of Certificates.

     (k) Notwithstanding anything to the contrary contained herein, the above distributions in Sections 5.03(f) through (j) (other than on the Certificates) are deemed distributions, and distributions of funds from the Certificate Account shall be made only in accordance with Sections 5.03(a) through (e) hereof.

     Section 5.04 Allocation of Losses.

     (a) No later than five (5) Business Days prior to the related Distribution Date, the Master Servicer shall inform the Securities Administrator in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Securities Administrator shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes (i) in the case of the Shifting Interest Certificates, pursuant to the operation of Section 5.04(b)(i) and (ii) in the case of the Overcollateralized Certificates, pursuant to the operation of Section 5.04(c).

     (b) Allocation of Losses on the Shifting Interest Certificates.

          (i) The Class Certificate Balance of the Class of Class X-B Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates of the Crossed Groups and the Class X-B Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the sum of the Adjusted Pool Amounts for all the Crossed Loan Groups for such Distribution Date.

          The Class Certificate Balance of the Class of Class 5-B Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates of Group 5 and the Class 5-B Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the Adjusted Pool Amount for all Loan Group 5 for such Distribution Date.

          After the applicable Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Shifting Interest Certificates of a Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the Adjusted Pool Amount for the Related Loan Group for such Distribution Date.

          Any such reduction or increase shall be allocated among the Senior Certificates of such Shifting Interest Group based on the Class Certificate Balances immediately prior to such Distribution Date until the Class Certificate Balances thereof have been reduced to zero.

          (ii) Any reduction or increase in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.04(b)(i) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

          (iii) The calculation of the amount to be distributed as principal to any Class of Class X-B or Class 5-B Certificates with respect to a Distribution Date (the "Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses with respect to the Shifting Interest Mortgage Loans for such Distribution Date; provided, however, the actual payment of principal to the Classes of Class X-B or Class 5-B Certificates shall be made subsequent to the allocation of Realized Losses with respect to the Shifting Interest Mortgage Loans for such Distribution Date. In the event that after the allocation of Realized Losses with respect to the Shifting Interest Mortgage Loans for a Distribution Date, the Calculated Principal Distribution for a Class of Class X-B or Class 5-B Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed (i) first, sequentially, to the Classes of Class X-B or Class 5-B Certificates, as the case may be, then outstanding (beginning with the Class of Class X-B or Class 5-B Certificates, as the case may be, then outstanding with the lowest numerical designation) until the respective Class Certificate Balance of each such Class is reduced to zero and (ii) then to the Senior Certificates of the Crossed Groups (in the case of the Class X-B Certificates) or to Group 5 (in the case of the Class 5-B Certificates), pro rata on the basis of their respective Class Certificate Balances.

          (iv) (A) After the Senior Credit Support Depletion Date for the Crossed Groups:

               (1) On any Distribution Date on which the Class 1-A-5 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-5 Certificates will be reduced by the Class 1-A-5 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balances of the Class 1-A-2 Certificates, the Class 1-A-3 Certificates and the Class 1-A-4 Certificates will not be reduced by the Class 1-A-5 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the sum of the Class 1-A-2 Loss Amount, the Class 1-A-3 Loss Amount and the Class 1-A-4 Loss Amount exceeds the Class Certificate Balance of the Class 1-A-5 Certificates prior to any reduction for the Class 1-A-5 Loss Allocation Amount, such excess will be distributed, pro rata, in reduction of the Class Certificate Balances of the Class 1-A-2
          Certificates, the Class 1-A-3 Certificates and the Class 1-A-4 Certificates. Any increase in the Class Certificate Balance allocated to the Class 1-A-2 Certificates, the Class 1-A-3 Certificates and the Class 1-A-4 Certificates pursuant to Section 5.04(b)(i) will instead increase the Class Certificate Balance of the Class 1-A-5 Certificates.

               (2) On any Distribution Date on which the Class 2-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-2 Certificates will be reduced by the Class 2-A-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 2-A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 2-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 2-A-2 Certificates prior to any reduction for the Class 2-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 2-A-1 Certificates. Any increase in the Class Certificate Balance allocated to the Class 2-A-1 Certificates pursuant to Section 5.04(b)(i) will instead increase the Class Certificate Balance of the Class 2-A-2 Certificates.

               (3) On any Distribution Date on which the Class 3-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 3-A-2 Certificates will be reduced by the Class 3-A-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 3-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 3-A-2 Certificates prior to any reduction for the Class 3-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 3-A-1 Certificates. Any increase in the Class Certificate Balance allocated to the Class 3-A-1 Certificates pursuant to Section 5.04(b)(i) will instead increase the Class Certificate Balance of the Class 3-A-2 Certificates.

               (4) On any Distribution Date on which the Class 4-A-4 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 4-A-4 Certificates will be reduced by the Class 4-A-4 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balances of the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates will not be reduced by the Class 4-A-4 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the sum of the Class 4-A-1 Loss Amount, the Class 4-A-2 Loss Amount, and the Class 4-A-3 Loss Amount exceeds the Class Certificate Balance of the Class 4-A-4 Certificates prior to any reduction for the Class 4-A-4 Loss Allocation Amount, such excess will be distributed, pro rata, in reduction of the Class Certificate Balances of the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates. Any increase in the Class Certificate Balance allocated to the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates pursuant to Section 5.04(b)(i) will instead increase the Class Certificate Balance of the Class 4-A-4 Certificates.

               (B) After the Senior Credit Support Depletion Date for Group 5:

               (1) On any Distribution Date on which the Class 5-A-3 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 5-A-3 Certificates will be reduced by the Class 5-A-3 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balances of the Class 5-A-2 Certificates will not be reduced by the Class 5-A-3 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the sum of the Class 5-A-2 Loss Amount exceeds the Class Certificate Balance of the Class 5-A-3 Certificates prior to any reduction for the Class 5-A-3 Loss Allocation Amount, such excess will be distributed, in reduction of the Class Certificate Balance of the Class 5-A-2 Certificates. Any increase in the Class Certificate Balance allocated to the Class 5-A-2 Certificates pursuant to Section 5.04(b)(i) will instead increase the Class Certificate Balance of the Class 5-A-3 Certificates.

          (v) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.04(b) will be allocated to each Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interest and each Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interest as described in Section 5.02 and to each Uncertificated Shifting Interest Middle-Tier Interest in an amount equal to the Realized Losses allocated to such Uncertificated Shifting Interest

     Middle-Tier Interest's Corresponding Shifting Interest Upper-Tier Class or Classes.

          (vi) Notwithstanding any other provision of this Section 5.04(b), no Class Certificate Balance of a Class of Shifting Interest Certificates will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

     (c) Allocation of Losses on the Overcollateralized Certificates. Any Subordinated Applied Realized Loss Amount for a Distribution Date will be allocated sequentially in reduction of the Class Certificate Balances of the Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero. Any Group 6 Applied Realized Loss Amount will be allocated sequentially in reduction of the Class Certificate Balances of the Class 6-A-2 and Class 6-A-1 Certificates, in that order, until their respective Class Certificates Balances have been reduced to zero. Any Group 7 Applied Realized Loss Amount will be allocatd first in reduction of the Class Certificate Balance of the Class 7-A-2 Certificates, until their Class Certificate Balance has been reduced to zero, and then, concurrently, to the Class 7-A-1, Class 7-A-3, Class 7-A-4 and Class 7-A-5 Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero.

     Notwithstanding any other provision of this Section 5.04(c), no Class Certificate Balance of a Class of Overcollateralized Certificates will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

     Section 5.05 Statements to Certificateholders.

     (a) (i) Prior to the Distribution Date in each month, based upon the information provided to the Securities Administrator on the Master Servicer's Certificate delivered to the Securities Administrator pursuant to Section 4.01 and with respect to subsections (V) and (W) below, after consultation with the Depositor, the Securities Administrator shall determine the following information with respect to the Shifting Interest Certificates and such Distribution Date:

          (A) the actual Distribution Date, the related Record Date and the Interest Accrual Period for each Class of Shifting Interest Certificates for such Distribution Date;

          (B)  for  each  Shifting   Interest  Loan  Group,   the  related  Pool
     Distribution Amount;

          (C) for each Shifting Interest Loan Group, the amount of the Pool Distribution Amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and other components included therein;

          (D) for each Shifting Interest Loan Group, the amount of the Pool Distribution Amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

          (E) if the distribution to the Holders of such Class of Shifting Interest Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (F) the Class Certificate Balance of each Class of Shifting Interest Certificates before and after giving effect to the distribution of principal on such Distribution Date;

          (G) for each Shifting Interest Loan Group, the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group for the preceding Distribution Date and the related Distribution Date;

          (H) for each Shifting Interest Loan Group, the Senior Percentage,  the
     Senior   Prepayment   Percentage,   the  Subordinate   Percentage  and  the
     Subordinate Prepayment Percentage for such Distribution Date;

          (I) the Crossed Loan Group Senior Percentage and the Crossed Loan Group Subordinate Percentage for such Distribution Date;

          (J) the amount of the Servicing Fees paid to or retained by the Servicers with respect to each Shifting Interest Loan Group and such Distribution Date;

          (K) the Pass-Through Rate for each such Class of Shifting Interest Certificates with respect to such Distribution Date;

          (L) with respect to the Mortgage Loans, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

          (M) for each Shifting Interest Loan Group, the number and aggregate principal amounts of Shifting Interest Mortgage Loans (A) delinquent
     (exclusive of Mortgage Loans in foreclosure or bankruptcy) 31 to 60 days, 61 to 90 days and 91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (N) for each Shifting Interest Loan Group, with respect to any Shifting Interest Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregated Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO Properties;

          (O) for each Shifting Interest Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (P) for each Shifting Interest Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month;

          (Q) for each Shifting Interest Loan Group, the Reimbursement Amount;

          (R) for each Shifting Interest Loan Group, the amount of Recoveries;

          (S) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

          (T) any material modifications, extensions or waivers to Shifting Interest Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date;

          (U) for each Shifting Interest Loan Group, the number and aggregate Stated Principal Balance of Shifting Interest Mortgage Loans, the weighted average Mortgage Interest Rate, the weighted average remaining term, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (V) unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities Administrator is reasonably able to include such information in the statement, material breaches of Shifting Interest Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice; and

          (W) unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice.

     (ii) Prior to the Distribution Date in each month, based upon the information provided to the Securities Administrator on the Master Servicer's Certificate delivered to the Securities Administrator pursuant to Section 4.01 and with respect to subsections (P) and (Q) below, after consultation with the

Depositor,   the  Securities   Administrator   shall   determine  the  following
information with respect to the Overcollateralized Certificates and such Distribution Date:

          (A) the actual Distribution Date, the related Record Date, the LIBOR Determination Date and the Interest Accrual Period for each Class of Overcollateralized Certificates for such Distribution Date;

          (B) if the distribution to the Holders of such Class of Overcollateralized Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (C) the Class Certificate Balance of each Class of Overcollateralized Certificates before and after giving effect to the distribution of principal on such Distribution Date;

          (D) the amount of the Servicing Fees paid to or retained by the Servicers with respect to each OC Loan Group and such Distribution Date;

          (E) the Pass-Through Rate and Certificate Interest Rate for each such Class of Overcollateralized Certificates with respect to such Distribution Date;

          (F) with respect to the Mortgage Loans, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

          (G) for each Loan Group, the number and aggregate principal amounts of OC Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (H) (G) for each Loan Group, with respect to any OC Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregated Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO Properties;

          (I) for each OC Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (J) (G) for each Loan Group, the aggregate amount of Realized Losses with respect to the OC Mortgage Loans and Applied Realized Loss Amounts incurred during the related Collection Period separately identifying any reduction thereof due to the allocations of Applied Realized Loss Amounts;

          (K) for each OC Loan Group, the Reimbursement Amount;

          (L) for each OC Loan Group, the amount of Recoveries;

          (M) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

          (N) any material modifications, extensions or waivers to OC Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date;

          (O) (G) for each Loan Group, the number of OC Mortgage Loans at the beginning and end of the related Collection Period, the weighted average Mortgage Interest Rate of the Mortgage Loans as of the last day of the related Collection Period and the weighted average remaining term of the Mortgage Loans;

          (P) unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities Administrator is reasonably able to include such information in the statement, material breaches of OC Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice;

          (Q) unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice;

          (R) the Overcollateralized Accrued Certificate Interest in respect of each Class of Overcollateralized Certificates for such Distribution Date and any related Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

          (S) the Cap Carryover Amounts distributed on such Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date, the amount of all Cap Carryover Amounts covered by withdrawals from the Cap Carryover Reserve Account and the Swap Account on such Distribution Date;

          (T) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses on the OC Mortgage Loans as a percentage of the Cut-off Date Pool Principal Balance for the OC Loan Groups;

          (U) the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency and the Targeted Overcollateralization Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

          (V)  the  Principal  Remittance  Amount  and the  Interest  Remittance
     Amounts;

          (W) only for so long as the Trust is subject to the Exchange Act reporting requirements, the aggregate "significance percentage" of the Interest Rate Swap Agreement and the Interest Rate Cap Agreement;

          (X) the amount of any Net Swap Payments or Swap Termination Payments; and

          (Y) the amounts received under the Interest Rate Cap Agreement.

     For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA" methodology for determining delinquencies on mortgage loans similar to the Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Monthly Payment due on a Due Date if such Monthly Payment is not made by the close of business on the Mortgage Loan's next succeeding Due Date, and a Mortgage Loan would be more than 30-days delinquent with respect to such Monthly Payment if such Monthly Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

     (b) No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the Master Servicer, a single statement setting forth the information set forth in Sections 5.05(a)(i) and (ii) (a "Monthly Statement").

     On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market Service and the Depositor, the information contained in the Master Servicer's Certificate described in Section 4.01 for such Distribution Date.

     The Securities Administrator will make the Monthly Statement to Certificateholders (and, at its option, any additional files containing the same or additional information in an alternative format) available each month to Certificateholders, the NIMS Insurer and other parties to this Agreement via the Securities Administrator's Internet website. The Securities Administrator's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (866) 846-4526. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

     Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to the NIMS Insurer and each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (C) and (D) of Section 5.05(a)(i) and clauses (C) and (R) of
Section 5.05(a)(ii), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in force.

     The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC created hereunder, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Securities Administrator periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

     Section 5.06 REMIC Tax Returns and Reports to Certificateholders.

     (a) For federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

     (b) The Securities Administrator shall prepare or cause to be prepared, shall execute or cause to be executed by such Person as is required by the Code, Treasury Regulations or state or local tax laws, regulations or rules and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax and information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Master Servicer shall provide on a timely basis to the Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this Article V. Within 30 days of the Closing Date, the Securities Administrator shall obtain for each REMIC created hereunder a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax and information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

     (c) In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC created hereunder for its short taxable year ending December 31, 2007, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     Section 5.07 Tax Matters Person.

     The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the Shifting Interest

Upper-Tier REMIC, the Shifting Interest Middle-Tier REMIC, the Shifting Interest Crossed Loan Group Lower-Tier REMIC, the Shifting Interest Loan Group 5 Lower-Tier REMIC, the Upper-Tier II REMIC, the Middle-Tier II REMIC and the Lower-Tier II REMIC. By its acceptance of the Class 1-A-R Certificate, such Holder irrevocably appoints the Securities Administrator as its agent to perform all of the duties of the Tax Matters Person for the Shifting Interest Upper-Tier REMIC, the Shifting Interest Middle-Tier REMIC, the Shifting Interest Crossed Loan Group Lower-Tier REMIC, the Shifting Interest Loan Group 5 Lower-Tier REMIC, the Upper-Tier II REMIC, the Middle-Tier II REMIC and the Lower-Tier II REMIC.

     Section 5.08 Rights of the Tax Matters Person in Respect of the Securities Administrator.

     The Securities Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax Matters Person such books, documents or records relating to the Securities Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

     Section 5.09 REMIC and Grantor Trust Related Covenants.

     For as long as any REMIC created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and each grantor trust created hereunder as a "grantor trust" within the meaning of the Code and related regulations and avoid the imposition of tax on any REMIC or grantor trust created hereunder. In particular:

     (a) Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Shifting Interest Upper-Tier Regular Interests, the Upper-Tier II Regular Interests, the Uncertificated Middle-Tier II Regular Interests, the Residual Certificate, the Uncertificated Lower-Tier II Regular Interests, the Uncertificated Shifting Interest Middle-Tier Regular Interests, the Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Regular Interests and the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Regular Interests.

     (b) Except as otherwise provided in the Code, (i) the Depositor and the Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section 860G(d).

     (c) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities Administrator, the Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

     (d) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

     (e) The Securities Administrator shall maintain books with respect to the Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Stated Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Further, none of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G 2(b) of the Treasury regulations and (y) cause any REMIC constituting part of the Trust Estate to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Start-up Day under the REMIC Provisions.

     Section 5.10 Determination of One-Month LIBOR.

     On each LIBOR Determination Date for a Class of Offered Overcollateralized Certificates, the Securities Administrator shall determine One-Month LIBOR for the applicable Distribution Date on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such LIBOR Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Reuters Telerate Service.

     If on any LIBOR Determination Date for a Class of Offered Overcollateralized Certificates, the Securities Administrator is unable to determine One-Month LIBOR on the basis of the method set forth in the preceding paragraph, One-Month LIBOR for the applicable Distribution Date will be whichever is higher of (x) One-Month LIBOR as determined on the previous LIBOR Determination Date for such Class of Offered Overcollateralized Certificates or
(y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Securities Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Securities Administrator are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Securities Administrator are quoting on such LIBOR Determination Date to leading European banks.

     If on any LIBOR Determination Date for a Class of Offered Overcollateralized Certificates, the Securities Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, One-Month LIBOR for the applicable Distribution Date will be One-Month LIBOR as determined on the previous LIBOR Determination Date for such Class of Offered Overcollateralized Certificates, or, in the case of the first LIBOR Determination Date for which the Securities Administrator is required to determine One-Month LIBOR, 5.320000%.

     The establishment of LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the rates of interest applicable to each of the Offered Overcollateralized Certificates in the absence of manifest error, will be final and binding. After a LIBOR Determination Date, the Securities Administrator shall provide the Certificate Interest Rates of the Offered Overcollateralized Certificates for the related Distribution Date to Beneficial Owners or Holders of Offered Overcollateralized Certificates who place a telephone call to the Securities Administrator at (866) 846-4526 and make a request therefor.

     Section  5.11  Master  Servicer,   Securities   Administrator  and  Trustee
Indemnification.

     (a) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

     (b) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Master Servicer's covenants.

     (c) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Securities Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities Administrator, the Securities Administrator shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Securities Administrator's covenants.

     Section 5.12 Supplemental Interest Trust.

     (a) A separate trust is hereby established (the "Supplemental Interest Trust"), into which the Depositor shall deposit the Interest Rate Agreements and the Class Swap-IO Interest. The Supplemental Interest Trust shall be maintained by the Supplemental Interest Trust Trustee. No later than the Closing Date, the Supplemental Interest Trust Trustee shall establish and maintain a separate, segregated trust account to be held in the Supplemental Interest Trust, titled, "Wells Fargo Bank, N.A., as Supplemental Interest Trust Trustee for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-C--Swap Account." Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement. Amounts therein shall be held uninvested.

     (b) On each Distribution Date, prior to any distribution to any Overcollateralized Certificate, the Supplemental Interest Trust Trustee shall deposit into the Swap Account: (i) the amount of any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event (as defined in the Interest Rate Swap Agreement)) owed to the Swap Provider (after taking into account any upfront payment received from the counterparty to a replacement interest rate swap agreement) from funds transferred from the Trust that were collected and received with respect to the OC Mortgage Loans and (ii) any Net Swap Receipts received by the Supplemental Interest Trust Trustee and any payments from the Cap Provider with respect to the Interest Rate Cap Agreement. For federal income tax purposes, any amounts paid to the Swap Provider on each Distribution Date shall be first deemed paid to the Supplemental Interest Trust in respect of the Class Swap IO Interest to the extent of the amount distributable on the Class Swap IO Interest on such distribution date and any remaining amount shall be deemed paid to the Supplemental Interest Trust for the benefit of the Swap Provider in respect of the Class IO Distribution Amount (as defined below). Any Swap Termination Payment triggered by a Swap Provider Trigger Event (as defined in the Interest Rate Swap Agreement) owed to the Swap Provider pursuant to the Interest Rate Swap Agreement will be subordinated to distributions to the Holders of the Overcollateralized Certificates and shall be paid as set forth under Section 5.03(c)(i) priority seventh.

     (c) For federal income tax purposes, the Supplemental Interest Trust shall be owned by the Class CE Grantor Trust. The Supplemental Interest Trust constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of any REMIC created hereunder.

     (d) To the extent that the Supplemental Interest Trust is determined to be a separate legal entity from the Supplemental Interest Trust Trustee, any obligation of the Supplemental Interest Trust Trustee under the Interest Rate Swap Agreement shall be deemed to be an obligation of the Supplemental Interest Trust.

     (e) The Securities Administrator and the Supplemental Interest Trust Trustee shall treat the Holders of the Offered Overcollateralized Certificates as having entered into a notional principal contract with respect to the Holders of the Class CE Certificates. Pursuant to each such notional principal contract, all Holders of Offered Overcollateralized Certificates shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class CE Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the Upper-Tier II Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class IO Distribution Amount"). A Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Overcollateralized Certificates based on the excess of (a) the amount of interest otherwise payable to such Certificates over (ii) the amount of interest payable to such Certificates at a per annum rate equal to the Upper-Tier II REMIC Net WAC Cap, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Overcollateralized Certificates with an outstanding Class Certificate Balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class CE Certificates shall be treated as having agreed to pay Cap Carryover Amounts to the Holders of the Offered Overcollateralized Certificates in accordance with the terms of this Agreement. Any payments to the Overcollateralized Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a regular interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Offered Overcollateralized Certificates of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of the corresponding Upper-Tier II Regular Interest and as having been paid by such Holders to the Supplemental Interest Trust Trustee pursuant to the notional principal contract. Thus, each Offered Overcollateralized Certificate shall be treated as representing not only ownership of an Upper-Tier II Regular Interest, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

     Section 5.13 Tax Treatment of Swap Payments and Swap Termination Payments.

     (a) For federal income tax purposes, each Holder of an Overcollateralized Certificate is deemed to own an undivided beneficial ownership interest in an Upper-Tier II Regular Interest and the right to receive payments from either the Cap Carryover Reserve Account or the Swap Account in respect of the Cap Carryover Amount or the obligation to make payments to Supplemental Interest Trust for deposit to the Swap Account. For federal income tax purposes, the Supplemental Interest Trust Trustee will account for payments to each
Overcollateralized  Certificate  as  follows:  each  Offered  Overcollateralized
Certificate will be treated as receiving its entire payment from the corresponding Upper-Tier II Regular Interest (regardless of any Swap Termination Payment or obligation under the Interest Rate Swap Agreement) and subsequently paying their portion of any Swap Termination Payment in respect of each such Class' obligation under the Interest Rate Swap Agreement. In the event that any such Class is resecuritized in a REMIC, the obligation under the Interest Rate Swap Agreement to pay any such Swap Termination Payment (or any shortfall in the Net Swap Payment), will be made by one or more of the REMIC regular interests issued by the resecuritization REMIC subsequent to such REMIC regular interest receiving its full payment from any such Offered Overcollateralized Certificate. Resecuritization of any Overcollateralized Certificate in a REMIC will be permissible only if the Securities Administrator hereunder is the trustee in such resecuritization.

     (b) The Upper-Tier II Regular Interest corresponding to an Overcollateralized Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Certificate to which it corresponds, except that the maximum interest rate payable on that Upper-Tier II Interest will equal the Upper-Tier II REMIC Net WAC Cap. As a result of the foregoing, the amount of distributions and taxable income on the Upper-Tier II Regular Interest corresponding to an Overcollateralized Certificate may exceed the actual amount of distributions on the Offered Overcollateralized Certificates.

     Section 5.14 Grantor Trust Administration.

     (a) The Trustee and the Securities Administrator shall treat the portions of the Trust consisting of the Cap Carryover Reserve Account and the Supplemental Interest Trust and rights and obligations with respect thereto as the Class CE Grantor Trust and provisions of this Agreement shall be interpreted consistently with this treatment.

     (b) On each Distribution Date, the Securities Administrator shall be deemed to deposit all distributions in respect of the Cap Carryover Reserve Account and the Supplemental Interest Trust in the Class CE Grantor Trust, and shall immediately distribute such amounts as provided in Section 5.03(c)(i) priority fourth and 5.03(d).

     (c) The Securities Administrator and the Trustee shall account for the Class CE Grantor Trust and the assets and rights and obligations with respect thereto as, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation ss.301.7701-4(c)(2) and not as assets of any REMIC created pursuant to this

Agreement. The Securities Administrator shall apply for a taxpayer identification number for the grantor trust on IRS Form SS-4 and any similarly required state or local forms. The Securities Administrator shall furnish or caused to be furnished to the Holders of the Class CE Certificates and shall file or cause to be filed such forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the grantor trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The Securities Administrator shall sign any forms required above.

     (d) The grantor trust is a WHFIT that is a NMWHFIT. The Securities Administrator will report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Securities Administrator to do so, and is not in its possession, is provided to the Securities Administrator on a timely basis. The Securities Administrator shall assume that DTC is the only "middleman" (as such term is defined in the WHFIT Regulations) with respect to the Book-Entry Certificates.

     (e) The Securities Administrator, in its discretion, will report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method. The Securities Administrator will be under no obligation to determine whether any certificate holder or other beneficial owner of a certificate uses the cash or accrual method. The Securities Administrator will make available information as required by the WHFIT Regulations to certificate holders annually. In addition, the Securities Administrator will not be responsible or liable for providing subsequently amended, revised or updated information to any certificate holder, unless requested by the certificate holder.

     (f) The Securities Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Securities Administrator, (ii) incomplete, inaccurate or untimely information being provided to the Securities Administrator or (iii) the inability of the Securities Administrator, after good faith efforts, to alter its existing information reporting systems to capture information necessary to fully comply with the WHFIT Regulations for the 2007 calendar year.

     (g) To the extent required by the WHFIT Regulations, the Securities Administrator will use reasonable efforts to publish on an appropriate website the CUSIPs for the certificates that represent ownership of a WHFIT. The CUSIPs so published will represent the Rule 144A CUSIPs. The Securities Administrator will not publish any associated Reg S CUSIPs. The Securities Administrator will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received. The Securities Administrator will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

                                   ARTICLE VI

                                THE CERTIFICATES

     Section 6.01 The Certificates.

     The Classes of Certificates shall be substantially in the forms attached hereto as Exhibits A-1A1, A-1A2, A-1A3, A-1A4, A-1A5, A-1AR, A-2A1, A-2A2, A-3A1, A-3A2, A-4A1, A-4A2, A-4A3, A-4A4, A-5A1, A-5A2, A-5A3, A-6A1, A-6A2,
A-7A1,  A-7A2,  A-7A3,  A-7A4,  A-7A5, B-5B1, B-5B2, B-5B3, B-5B4, B-5B5, B-5B6,
B-XB1,  B-XB2,  B-XB3, B-XB4, B-XB5, B-XB6, B-XB7, B-M1, B-M2, B-M3, B-M4, B-M5,
B-M6, B-M7, B-M8, B-CE and C (reverse of all Certificates) and shall, on original issue, be executed by the Securities Administrator and shall be authenticated and delivered by the Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance and integral multiples in excess thereof set forth in the Preliminary Statement. The minimum denominations for the Class CE Certificates shall be a 10% Percentage Interest in such Class. The Offered Certificates (other than the Class 1-A-R Certificate) shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other
Classes of Certificates shall initially be issued in definitive, fully-registered form.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.02 Registration of Transfer and Exchange of Certificates.

     (a) The Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Securities Administrator shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

     (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (iii) If the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Securities Administrator or the Depositor is unable to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners through the Depository of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to such Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. None of the Master Servicer, the Depositor, the
     Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer (other than in connection with (i) the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor or, in the case of the Class 1-A-R Certificate, the first transfer by an Affiliate of the Depositor, (ii) the transfer of any such Class CE or Class 1-A-R Certificate to the issuer under an Indenture or the indenture trustee under an Indenture or (iii) a transfer of any such Class CE or Class 1-A-R Certificate from the issuer under an Indenture or the indenture trustee under an Indenture to the Depositor or an Affiliate of the Depositor), (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory  to the  Securities  Administrator  and  the  Depositor  that  such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or, in the case of the Class 5-B-4, Class 5-B-5, Class 5-B-6, Class X-B-5, Class X-B-6 and Class X-B-7 Certificates only, as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. For purposes of clause (ii) of this Section 6.02(d) the representations required in any transferor certificate (substantially in the form of Exhibit G-1 hereto) and any investment letter (substantially in the form of Exhibit G-2A hereto) shall be deemed to have made in connection with the transfer of any Private Certificate that is a Book-Entry Certificate.

     (e) No transfer of an ERISA Restricted Certificate (other than (i) a transfer to the indenture trustee under an Indenture with respect to a related NIM trust or (ii) a transfer from the indenture trustee under an Indenture with respect to a related NIM trust to the Depositor or an Affiliate of the Depositor) shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of any ERISA Restricted Certificate (other than the Class 1-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, subject to Title I of ERISA or Section 4975 of the Code, or a Person acting on behalf of or using assets of any such employee benefit plan or arrangement (collectively, a "Plan") an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Trustee or the Master Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry Certificate of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to a Plan without the delivery to the Securities Administrator of an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

     Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

     For so long as the Supplemental Interest Trust is in existence, each beneficial owner of an Offered Overcollateralized Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate, or interest therein, that either (i) it is not a Plan or (ii) (A) it is an accredited investor within the meaning of the Underwriter's Exemption and (B) the acquisition and holding of such Certificate or any interest therein and the separate right to receive payments from the Supplemental Interest Trust are eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in-house asset managers") or the prohibited transaction statutory exemption set forth under section 408(b)(17) of ERISA (for transactions with certain service providers).

     (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person  shall  acquire  an  Ownership  Interest  in a Residual
     Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit I from the proposed transferee and a certificate substantially in the form attached hereto as Exhibit V from the transferor.

          (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

          (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

          (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted

     Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Securities Administrator shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Securities
     Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

          (vii) If any Person  other than a Permitted  Transferee  acquires  any
     Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

          (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan.

     (g) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates.

     If (a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been
acquired  by  a  bona  fide  purchaser,   the  Securities   Administrator  shall
authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04 Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar, the NIMS Insurer or any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the NIMS Insurer or the Certificate Registrar shall be affected by notice to the contrary.

                                  ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

     Section  7.01  Respective  Liabilities  of the  Depositor  and  the  Master
Servicer.

     The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  7.02  Merger  or  Consolidation  of the  Depositor  or the  Master
Servicer.

     The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac.

     In connection with the succession to the Master Servicer under this Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master Servicer, the Master Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

     Section 7.03 Limitation on Liability of the Depositor, the Master Servicer and Others.

     None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or of the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the applicable Mortgage Loans on deposit in the Master Servicer Custodial Account as provided by Section 3.11.

     Section 7.04 Depositor and Master Servicer Not to Resign.

     Subject to the provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed such Master Servicer's responsibilities and obligations in accordance with Section
8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

     Section 8.01 Events of Default.

     If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Master Servicer to remit amounts to the Securities Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied by 12:00 P.M. New York time on the related Distribution Date; or

     (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee, the NIMS Insurer or the Depositor, or to the Master Servicer, the Depositor, the

Securities Administrator, the NIMS Insurer and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (e) failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22; or

     (f) failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 by 5:00 P.M. New York time on the Business Day preceding the related Distribution Date.

then, (i) in the case of Event of Default described in clauses (a) through (e) hereof, so long as such Event of Default is actually known by a Responsible Officer of the Trustee or the Depositor and shall not have been remedied by the Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date (including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the Prime Rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to Section 8.05, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section 8.05, unless and until such time as the Trustee shall appoint a successor Master Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the master servicing data and information to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer). Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

     Section 8.02 Remedies of Trustee.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default.

     During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 8.04 Action upon Certain Failures of the Master Servicer and upon Event of Default.

     In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section 8.01(a) or
(b) which would become an Event of Default upon such Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

     Section 8.05 Trustee to Act; Appointment of Successor.

     (a) (i) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor) shall, subject to Section 3.07, be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.19) under this Agreement, (ii) the Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master Servicer or any acts or omissions of the predecessor Master Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Master Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Master Servicer. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as a successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master Servicer or the Trustee (in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

     (b) In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

     (c) Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.03.

     Section 8.06 Notification to Certificateholders.

     Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.



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

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

     Section 9.01 Duties of Trustee and Securities Administrator.

     (a) (i) The Trustee and the Securities Administrator, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an Event of Default has occurred of which a Responsible Officer of the Securities Administrator shall have actual knowledge (which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

     (b) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Securities Administrator and, in the absence of bad faith on the part of the Trustee and the Securities
     Administrator, the Trustee and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities Administrator by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) The Trustee and the Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

          (iv) The Trustee shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Trustee obtains actual knowledge of such default or Event of Default or any Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or any Certificateholder. The Securities Administrator shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Trustee, the Depositor or any Certificateholder; and

          (v) No provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement.

     (c) Subject to the conditions set forth in this Section 9.01(c), the Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function Participant, the Securities Administrator shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.20 of this Agreement to the same extent as if such Servicing Function Participant were the Securities Administrator. The Securities Administrator shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.20, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Securities Administrator engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

     The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Custodian, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Securities Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

     (d) Wells Fargo Bank, N.A., in its capacity as Supplemental Interest Trust Trustee, is hereby directed to execute, deliver and perform the obligations on behalf of the Supplemental Interest Trust (including making any representations) under the Interest Rate Agreements on the Closing Date and to enforce the obligations of the Swap Provider and the Cap Provider under such Interest Rate Agreements thereafter, including by exercising any right that the Supplemental Interest Trust Trustee may have to designate an "Early Termination Date" under each Interest Rate Agreement upon the occurrence of an "Event of Default" or a "Termination Event" thereunder. Upon the occurrence of an "Early Termination Date" under an Interest Rate Agreement, the Depositor shall use reasonable efforts to replace such Interest Rate Agreement with one that is furnished by a replacement for the Swap Provider or Cap Provider, as the case may be, acceptable to each Rating Agency, and the Supplemental Interest Trust Trustee shall hold in trust any amount that is paid to it by the Swap Provider or Cap Provider, as the case may be, in respect of any such "Early Termination Date" and apply such amount to the purchase of the related replacement. If any portion of such amount cannot be so used (either because a replacement for such Interest Rate Agreement is not available or such amount exceeds the amount necessary to purchase such replacement), the Supplemental Interest Trust Trustee shall deposit such portion in the Swap Account. If such amount is insufficient to purchase a replacement for the applicable Interest Rate Agreement, the Supplemental Interest Trust Trustee shall apply such amount to replace so much of the applicable Interest Rate Agreement as it is possible to replace with such amount. If the Swap Provider or the Cap Provider transfers its rights and obligations under the related Interest Rate Agreement to another party in accordance therewith or the Depositor replaces an Interest Rate Agreement with one that is furnished by a replacement for the Swap Provider or Cap Provider, as the case may be, acceptable to each Rating Agency in accordance with this Agreement, then the Supplemental Interest Trust Trustee shall execute and deliver the related replacement for or novation of the related Interest Rate Agreement.

     The Depositor hereby represents to the Supplemental Interest Trust Trustee that any representations made by the Supplemental Interest Trust Trustee under an Interest Rate Agreement on behalf of the Supplemental Interest Trust are true and accurate.

     In addition, upon its receipt from BANA of each "significance estimate" of an Interest Rate Agreement pursuant to the Mortgage Loan Purchase Agreement, the Securities Administrator shall, on the basis of such "significance estimate," calculate each Interest Rate Agreement's "significance percentage" of the aggregate Class Certificate Balance of the related Certificates as of the date of such "significance estimate" in accordance with Item 1115 of Regulation AB. For the avoidance of doubt, such "significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such "significance estimate" and the denominator of which is such related Class Certificate Balance or Balances. For so long as the Swap Provider and the Cap Provider are the same entity, the "significance percentage" for each such agreement shall be calculated on an aggregate basis. The Securities Administrator also shall determine as of such date whether such "significance percentage" would require disclosure of financial information with respect to the Swap Provider and/or Cap Provider, in any report required to be filed with the Commission pursuant to
Section 3.22, and if it does, the Securities Administrator shall make a written request of the Swap Provider or Cap Provider, as the case may be, for such information in accordance with the schedule to the Interest Rate Swap Agreement (or the applicable Interest Rate Agreement, if the Swap Provider and Cap Provider are no longer the same entity) not later than the third Business Day after it receives the related "significance estimate." Upon its receipt of such information, the Securities Administrator shall furnish such information to the Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.22.

     If the Cap Provider and the Swap Provider are no longer the same entity, the Securities Administrator shall calculate the "significance percentage" separately for the Interest Rate Cap Agreement and the Interest Rate Swap Agreement.

     (e) The Trustee is hereby directed, on or prior to the Closing Date, not in its individual capacity but solely on behalf of the Trust, to execute and deliver the BANA Servicing Agreement and each assignment and recognition agreement constituting a portion of a Servicing Agreement in the forms presented to it by the Depositor, for the benefit of the Holders of the Certificates. The Trustee shall not be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee on behalf of the Trust under any Servicing Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of this Agreement. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall apply to the Trustee's execution of any Servicing Agreement and the performance of any obligations thereunder.

     (f) Notwithstanding any other provision of this Agreement, any Servicing Agreement or any other agreement, the Trustee shall not be required to review, approve or consent to any modification proposed to be made by a Servicer or any other Person to any Mortgage Loan.

     Section 9.02 Certain Matters Affecting the Trustee and the Securities Administrator.

     Except as otherwise provided in Section 9.01:

          (i) The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee and the Securities Administrator, as applicable, may prescribe;

          (ii) The Trustee and the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section
     9.01(b)(v), nothing contained herein shall relieve the Trustee or the Securities Administrator of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as the case may be, not reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

          (vi) The Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

          (vii) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section 9.03 Neither Trustee nor Securities Administrator Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the execution of, and the authentication on the Certificates) shall be taken as the statements of the Depositor or the Master Servicer, as applicable, and neither the Trustee nor the Securities Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

     Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master

Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the Trust or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the Securities Administrator hereunder; or any action by the Trustee or the Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

     Section 9.04 Trustee and Securities Administrator May Own Certificates.

     Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities Administrator.

     Section 9.05 Eligibility Requirements for Trustee and the Securities Administrator.

     The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and
(b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by Fitch and S&P or (ii) whose serving as Trustee or Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor, the Master Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee and the Securities Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such
Trustee or Securities Administrator is appointed Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in
Section 9.06.

     The Securities Administrator (i) may not be an originator, the Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be either an institution (a) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's, at least "A" by S&P and at least "A" by Fitch and or (b) whose serving as Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 9.05, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder; provided, however, that any such institution appointed as successor Securities Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Securities Administrator. The Trustee shall notify the Rating Agencies of any change of the Securities Administrator.

     Section 9.06 Resignation and Removal of Trustee and the Securities Administrator.

     The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer, the NIMS Insurer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

     If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master Servicer or the Depositor may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

     The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

     Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

     Notwithstanding anything to the contrary contained herein, the Master Servicer and the Securities Administrator shall at all times be the same Person.

     Section 9.07 Successor Trustee or Securities Administrator.

     Any successor Trustee or successor Securities Administrator appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities Administrator in the administration hereof as may be reasonably requested by the successor Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee or Securities Administrator has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Securities Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

     No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

     Upon acceptance of appointment by a successor Trustee or Securities Administrator, as applicable, as provided in this Section 9.07, the Master Servicer shall cooperate to mail notice of the succession of such Trustee or Securities Administrator, as the case may be, hereunder to the NIMS Insurer, all

Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master Servicer.

     Section   9.08   Merger  or   Consolidation   of  Trustee   or   Securities
Administrator.

     Any corporation or banking association into which either the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee or the Securities Administrator under this Agreement by any Person (i) into which the Trustee or the Securities Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee or the Securities Administrator, the Trustee or the Securities Administrator, as the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

     Section 9.09 Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If one or both of the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section
9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10 Authenticating Agents.

     The Securities Administrator may appoint one or more authenticating agents ("Authenticating Agents") that shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Securities Administrator or the Securities Administrator's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Securities Administrator by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

     Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

     Section 9.11 Securities Administrator's Fees and Expenses and Trustee's Fees and Expenses.

     The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to investment income from amounts on deposit in the Certificate Account as compensation for its services hereunder. The Trustee and the Securities Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's or Securities Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's or Securities Administrator's, as the case may be, duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any ERISA Restricted Certificate or the Residual Certificate not in compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities Administrator, and except for any such expense, disbursement or advance as may arise from the Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the Securities Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations
Section 1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee or Securities Administrator, Certificate Registrar or Paying Agent hereunder or for any other expenses. The provisions of this Section
9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Securities Administrator, as applicable, hereunder.

     Section 9.12 Appointment of Custodian.

     The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer. Subject to this Article IX, the Trustee agrees to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

     Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer, the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that any of them may sustain in any way related to the failure of a Custodian to perform any of its obligations under Section 3.21. Notwithstanding the foregoing, in no event shall a Custodian be liable for any consequential, indirect or punitive damages pursuant to this Section 9.12.

     Section 9.13 Paying Agents.

     The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.09 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Securities Administrator, such reference shall be deemed to include such a withdrawal on behalf of the Securities Administrator by a Paying Agent. Initially, the Paying Agent shall be Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Securities Administrator or the furnishing of a statement by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities Administrator by a Paying Agent. Each Paying Agent shall provide to the Securities Administrator such information concerning the Certificate Account as the Securities Administrator shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee or the Securities Administrator) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities Administrator, for all amounts it has withdrawn from the Certificate Account. The Securities Administrator may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

     Section 9.14 Limitation of Liability.

     The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

     Section 9.15 Trustee or Securities Administrator May Enforce Claims Without Possession of Certificates.

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 9.16 Suits for Enforcement.

     In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

     Section 9.17 Waiver of Bond Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                   ARTICLE X

                                   TERMINATION

     Section  10.01  Termination  upon Purchase or  Liquidation  of All Mortgage
Loans.

     Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the Trustee created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.05(b) and 5.06(b)) shall terminate upon the last action required to be taken by the Securities Administrator on the Final Distribution Date pursuant to this Article X following the earlier of (a) the later of (I) the purchase by the Master Servicer of all of the Group 5 Mortgage Loans and all related REO Property remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Group 5 Mortgage Loan (other than any Group 5 Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Group 5 Mortgage Loan (including any Group 5 Mortgage Loan as to which REO Property has been acquired) and (z) any Reimbursement Amount owed to the Trust pursuant to Section 2.02 related to a Group 5 Mortgage Loan, (II) the purchase by the Master Servicer of all of the Crossed Loan Group Mortgage Loans and all related REO Property remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Crossed Loan Group Mortgage Loan (other than any Crossed Loan Group Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Crossed Loan Group Mortgage Loan (including any Crossed Loan Group Mortgage Loan as to which REO Property has been acquired) and (z) any Reimbursement Amount owed to the Trust pursuant to Section 2.02 related to a Crossed Loan Group Mortgage Loan and (III) the purchase by the NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the majority Holder of the Class CE Certificates (or if (i) such Holder fails to purchase on the OC Optional Termination Date or (ii) such Holder is the Sponsor, or an affiliate of the Sponsor, the Master Servicer of the Mortgage Loans) of all of the OC Mortgage Loans and all related REO Property remaining in the Trust Estate at a price equal to the sum of (w) 100% of the unpaid principal balance of each OC Mortgage Loan (other than any OC Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (x) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each OC Mortgage Loan (including any OC Mortgage Loan as to which REO Property has been acquired), (y) any Reimbursement Amount owed to the Trust pursuant to Section 2.02 related to an OC Mortgage Loan and
(z) any Swap Termination Payments owed to the Swap Provider pursuant to the Interest Rate Swap Agreements or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate and the disposition of all REO Property.

     No party may exercise its purchase option with respect to the applicable Mortgage Loans, until all Reimbursement Amounts for such Mortgage Loans have been paid. The Securities Administrator shall notify the Sponsor, upon notice of a party's intent to exercise its purchase option of any related Reimbursement Amount outstanding.

     Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The right of the Master Servicer to exercise its purchase option with respect to the Group 5 Mortgage Loans is conditioned upon (i) (A) the aggregate Stated Principal Balance of all the Group 5 Mortgage Loans being less than 5% of the aggregate unpaid principal balance of all the Group 5 Mortgage Loans as of the Cut-off Date and (B) the purchase price calculated pursuant to clause (a)(I) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Group 5 Mortgage Loans (other than any Group 5 Mortgage Loan as to which REO Property has been acquired) and the related REO Properties and (ii) (A) the aggregate Stated Principal Balance of all the Crossed Loan Group Mortgage Loans being less than 10% of the aggregate unpaid principal balance of all the Crossed Loan Group Mortgage Loans as of the Cut-off Date and (B) the purchase price calculated pursuant to clause (a)(II) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Crossed Loan Group Mortgage Loans (other than any Crossed Loan Group Mortgage Loan as to which REO Property has been acquired) and the related REO Properties; provided, however, that each clause (B) in this paragraph shall not apply to any purchase by the Master Servicer if, at the time of the purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and the first paragraph of this Section 10.01 will be determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to this Article
X. If such right is exercised, the Trustee (or Custodian on the Trustee's behalf) shall, promptly following payment of the purchase price, release to the Master Servicer or its designee the Mortgage Files pertaining to the Shifting Interest Mortgage Loans being purchased. The Master Servicer's right, title and interest in and to such purchased Shifting Interest Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related Servicing Agreements.

     The right of a party to exercise its purchase option with respect to the OC Mortgage Loans is conditioned upon (A) the aggregate Stated Principal Balance of all of the OC Mortgage Loans being less than 10% of the aggregate unpaid principal balance of the OC Mortgage Loans as of the Cut-off Date and (B) the purchase price calculated pursuant to clause (a)(III) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the OC Mortgage Loans (other than any OC Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this clause (B) shall not apply to any purchase by a party if, at the time of the purchase, such party is not subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and the first paragraph of this
Section 10.01 will be determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to this Article
X. If such right is exercised, the Trustee (or Custodian on the Trustee's behalf) shall, promptly following payment of the purchase price, release to the party exercising its purchase option or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased. The right, title and interest of the party exercising its purchase option with respect to the OC Mortgage Loans in and to such purchased OC Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related Servicing Agreements.

     Notice of the  exercise of any  purchase  option  pursuant to this  Section
10.01 and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the applicable Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified.

     Upon the exercise of its purchase option, the applicable party shall remit to the Securities Administrator for deposit to the Certificate Account on or before the Final Distribution Date or the applicable Distribution Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the Trust Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph.

     Upon presentation and surrender of the applicable Certificates, the Securities Administrator shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 or 5.03 hereof, as applicable, on the Final Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, all cash on hand with respect to the related REMICs (other than the amounts retained to meet claims). An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier II Interests, the Uncertificated Middle-Tier II Interests, the
Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests, the Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interests and the Uncertificated Shifting Interest Middle-Tier Interests, as applicable, in the same manner as principal and interest are distributed to such Uncertificated Lower-Tier II Interests, Uncertificated Middle-Tier II Interests, Uncertificated Shifting Interest Crossed Loan Group Lower-Tier Interests, Uncertificated Shifting Interest Loan Group 5 Lower-Tier Interests and Uncertificated Shifting Interest Middle-Tier Interests, respectively, as provided in Section 5.02 or 5.03, as applicable.

     If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Securities Administrator shall on such date cause all related funds in the Certificate Account not distributed in final distribution to such Certificateholders of such Group to continue to be held by the Securities Administrator in an Eligible Account for the benefit of such Certificateholders and the Securities Administrator shall give a second written notice to the remaining applicable Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

     Section 10.02 Additional Termination Requirements.

     (a) (i) If a party exercises its purchase option as provided in Section 10.01, the related REMIC or REMICs shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the Trustee have received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (x) result in the imposition of taxes on "prohibited transactions" or "prohibited contributions" in respect of any REMIC created hereunder as defined in the REMIC Provisions, or (y) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

          (ii) Within 90 days prior to the related Final Distribution Date set forth in the notice given by the Securities Administrator pursuant to
     Section 10.01, the Securities Administrator shall adopt plans of liquidation for each related REMIC created hereunder specifying the first day in the 90-day liquidation period and meeting the requirements of a "qualified liquidation" under Section 860F of the Code and any regulations thereunder. The Securities Administrator shall attach such plans of liquidation to each related REMIC's final tax return;

          (iii) During such 90-day liquidation period, and at or prior to the time of making the final payment on the related Certificates, the Trustee shall sell the related Mortgage Loans and REO Properties to the Master
     Servicer, the majority holder of the Class CE Certificates or the NIMS Insurer, as the case may be, for cash;

          (iv) On the date specified for final payment on the related Certificates, the Securities Administrator shall make final distributions of principal and interest on the related Certificates in accordance with
     Section 5.02 or 5.03, as applicable, and shall distribute or credit, or cause to be distributed or credited, to holders of the Residual Certificates all cash on hand in the related REMICs after such final payment (other than cash retained to meet claims) in complete liquidation of the related REMICs; and

          (v) the Upper-Tier II REMIC and the Middle-Tier II REMIC will be terminated on the same date that the Lower-Tier II REMIC is terminated, and the Shifting Interest Middle-Tier REMIC and the Shifting Interest Upper-Tier REMIC will be terminated on the same date that the last outstanding of the Shifting Interest Crossed Loan Group Lower-Tier REMIC and the Shifting Interest Loan Group 5 Lower-Tier REMIC is terminated.

     (b) By its acceptance of the Residual Certificate, the Holder thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee, the NIMS Insurer or the Securities Administrator and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the related Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Amendment.

     This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the NIMS Insurer (only to the extent such amendment relates to the
Overcollateralized   Certificates),   without   the   consent   of  any  of  the
Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC created hereunder as a REMIC at all times that any related

Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to provide for the rights of the NIMS Insurer and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause
(i) through (vi) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the NIMS Insurer (if the NIMS Insurer is affected by such amendment) and the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee, the NIMS Insurer and the Securities Administrator with an Opinion of Counsel stating that such amendment would not adversely affect the qualification of any REMIC created hereunder as a REMIC or result in the imposition of any tax on any REMIC created hereunder and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation.

     Promptly after the execution of any such amendment or consent the Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder, the NIMS Insurer and to each Rating Agency.

     It shall not be necessary for the consent of Certificateholders  under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

     Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own rights, duties or immunities under this Agreement.

     Notwithstanding the foregoing, any amendment to this Agreement shall require the prior written consent of the Swap Provider if such amendment materially and adversely affects the rights or interests of the Swap Provider.

     Section 11.02 Recordation of Agreement; Counterparts.

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at its expense at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03 Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04 Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

     With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

     Section 11.05 Notices.

     All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Banc of America Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina 28255,
Attention: Scott Evans, with a copy to: Bank of America Legal Department, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255,
Attention: Associate General Counsel, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Client Manager - BAFC 2007-C, (c) in the case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046,
Attention: BAFC, Series 2007-C, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:
Client Manager - BAFC, Series 2007-C, with a copy to Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479, Attention:
Corporate Trust Services - BAFC, Series 2007-C, (d) in the case of the Trustee, U.S. Bank National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention: Corporate Trust Services, BAFC, Series 2007-C,
Attention: Structured Finance Services, BAFC 2007-C, (e) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group; (f) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Residential Mortgage Surveillance Group; and (g) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New
York, New York 10007, Attn: Residential Mortgage Surveillance Group or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07 Certificates Nonassessable and Fully Paid.

     It is the intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

     Section 11.08 Access to List of Certificateholders.

     The Certificate Registrar will furnish or cause to be furnished to the Trustee and the Securities Administrator, within fifteen (15) days after the receipt of a request by the Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

     If three or more  Certificateholders  apply in  writing  to the  Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 11.09 Recharacterization.

     The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing Agreements pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

     Section   11.10   Regulation   AB   Compliance;   Intent  of  the  Parties;
Reasonableness.

     The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Master Servicer, the Securities Administrator, the Trustee and the Custodian shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Securities Administrator, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

     Section 11.11 Third Party Beneficiary.

     Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the parties hereto and their successors hereunder, the NIMS Insurer and the Swap Provider, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     The NIMS Insurer and the Swap Provider shall be deemed third-party beneficiaries of this Agreement to the same extent as if they were a party hereto, and shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                                     BANC OF AMERICA FUNDING CORPORATION, as Depositor


                                                     By:      /s/ Bruce W. Good
                                                         ------------------------------------------------
                                                     Name:    Bruce W. Good
                                                     Title:   Principal


                                                     WELLS FARGO BANK, N.A., as Master Servicer


                                                     By:      /s/ Raymond Delli Colli
                                                         -------------------------------------------------
                                                     Name: Raymond Delli Colli
                                                     Title:   Vice President


                                                     WELLS FARGO BANK, N.A., as Securities Administrator


                                                     By:      /s/ Raymond Delli Colli
                                                         -------------------------------------------------
                                                     Name: Raymond Delli Colli
                                                     Title:   Vice President


                                                     U.S. BANK NATIONAL ASSOCIATION, as Trustee


                                                     By:      /s/ Melissa A. Rosal
                                                         -------------------------------------------------
                                                     Name: Melissa A. Rosal
                                                     Title:   Vice President


             [Signature Page to the Pooling and Servicing Agreement]

STATE OF NORTH CAROLINA....)
                                            ) ss.:
COUNTY OF MECKLENBURG......)
                                            )

     On the 30th day of April, 2007, before me, a notary public in and for the State of North Carolina, personally appeared Bruce W. Good, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.


                                                  /s/ E. Blair Autrey
                                        ----------------------------------------
                                                       Notary Public

[Notarial Seal]

My commission expires October 4, 2010.






              [Notary Page to the Pooling and Servicing Agreement]

STATE OF NEW YORK                   )
                  .........         )       ss.:
COUNTY OF NEW YORK.........         )
                  .........         )

     On the 30th day of April, 2007, before me, a notary public in and for the State of Maryland, personally appeared Raymond Delli Colli, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.


                                                     /s/ Janet M. Jolley
                                         ---------------------------------------
                                                         Notary Public

[Notarial Seal]

My commission expires January 3, 2009.







              [Notary Page to the Pooling and Servicing Agreement]

STATE OF NEW YORK                   )
                  .........         )       ss.:
COUNTY OF NEW YORK.........         )
                  .........         )

     On the 30th day of April, 2007, before me, a notary public in and for the State of Maryland, personally appeared Raymond Delli Colli, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.


                                                      /s/ Janet M. Jolley
                                           -------------------------------------
                                                          Notary Public

[Notarial Seal]

My commission expires January 3, 2009.





              [Notary Page to the Pooling and Servicing Agreement]

STATE OF ILLINOIS          )
                           ) ss.:
COUNTY OF COOK             )
                           )

     On the 30th day of April, 2007, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.


                                                        /s/ Erika Forshtay
                                                 -------------------------------
                                                           Notary Public

[Notarial Seal]

My commission expires November 6, 2010.






              [Notary Page to the Pooling and Servicing Agreement]

                                  EXHIBIT A-1AR

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT)

                                    A-1AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $100.00

Initial Class Certificate
Balance of this Class:                      $100.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 AS 1

ISIN No.:                                   US059522AS11

     THIS CERTIFIES THAT __________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the

                                    A-1AR-2

Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Any distribution of the proceeds of any remaining assets of the applicable subaccounts of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

     Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement and a certificate substantially in the form set forth in Exhibit T to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R Certificate to such proposed transferee shall be effected;
(v) this Class 1-A-R Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Class 1-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or any successor thereto) or
(B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

     This Class 1-A-R Certificate may not be purchased by or transferred to any Plan (as defined in the Pooling and Servicing Agreement).

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                    A-1AR-3

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1AR-4

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-1A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by


                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $750,000,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 AT 9

ISIN No.:                                   US05952AT93

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-1A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1A1-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by


                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $270,000,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 AU 6

ISIN No.:                                   US05952AU66

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-1A2-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1A2-3

                                  EXHIBIT A-1A3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-1A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by


                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $491,861,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 AV 4

ISIN No.:                                   US05952AV40

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-1A3-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1A3-3

                                  EXHIBIT A-1A4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-1A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by


                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $148,803,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 AW 2

ISIN No.:                                   US05952AW23

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-1A4-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1A4-3

                                  EXHIBIT A-1A5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUPS, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-2 CERTIFICATES, THE CLASS 1 A-3 CERTIFICATES AND THE CLASS 1-A-4 CERTIFICATES WILL BE BORNE BY THE CLASS 1-A-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-1A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by


                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $29,064,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 AX 0

ISIN No.:                                   US059522AX06

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-1A5-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1A5-3

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by


                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $194,778,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 AY 8

ISIN No.:                                   US05952AY88

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-2A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUPS, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by


                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $6,216,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 AZ 5

ISIN No.:                                   US059522AZ53

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-3A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-3A1-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by


                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $110,398,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BA 9

ISIN No.:                                   US05952BA93

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-3A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUPS, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 3-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,523,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BB 7

ISIN No.:                                   US059522BB76

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    A-3A2-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-3A2-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $250,000,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BC 5

ISIN No.:                                   US05952BC59

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-4A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $136,165,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BD 3

ISIN No.:                                   US05952BD33

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-4A2-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A2-3

                                  EXHIBIT A-4A3

                    [FORM OF FACE OF CLASS 4-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 4-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-4A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 4-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $69,126,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BE 1

ISIN No.:                                   US05952BE16

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-4A3-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A3-3

                                  EXHIBIT A-4A4

                    [FORM OF FACE OF CLASS 4-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 4-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUPS, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-1 CERTIFICATES, THE CLASS 4-A-2 CERTIFICATES AND THE CLASS 4-A-3 CERTIFICATES WILL BE BORNE BY THE CLASS 4-A-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-4A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 4-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $24,744,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BF 8

ISIN No.:                                   US059522BF80

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    A-4A4-2
interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A4-3

                                  EXHIBIT A-5A1

                    [FORM OF FACE OF CLASS 5-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-5A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $168,262,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BG 6

ISIN No.:                                   US05952BG63

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-5A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-5A1-3

                                  EXHIBIT A-5A2

                    [FORM OF FACE OF CLASS 5-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-5A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $125,000,000.000

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BH 4

ISIN No.:                                   US05952BH47

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-5A2-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-5A2-3

                                  EXHIBIT A-5A3

                    [FORM OF FACE OF CLASS 5-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR GROUP 5, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 5-A-2 CERTIFICATES WILL BE BORNE BY THE CLASS 5-A-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-5A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $6,180,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BJ 0

ISIN No.:                                   US059522BJ03

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    A-5A3-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-5A3-3

                                  EXHIBIT A-6A1

                    [FORM OF FACE OF CLASS 6-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 6-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-6A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 6-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $68,349,000.00

CUSIP No.:                                  059522 AA 0

ISIN No.:                                   US059522AA03

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-6A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-6A1-3

                                  EXHIBIT A-6A2

                    [FORM OF FACE OF CLASS 6-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 6-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE AGGREGATE CLASS CERTIFICATE BALANCE OF THE MEZZANINE CERTIFICATES HAS BEEN REDUCED TO ZERO AND THE OVERCOLLATERALIZATION AMOUNT IS ZERO, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 6-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 6-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                    A-6A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 6-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $7,594,000.00

CUSIP No.:                                  059522 AB 8

ISIN No.:                                   US059522AB85

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-6A2-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-6A2-3

                                  EXHIBIT A-7A1

                    [FORM OF FACE OF CLASS 7-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-7A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $339,668,000.00

CUSIP No.:                                  059522 AC 6

ISIN No.:                                   US059522AC68

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-7A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-7A1-3

                                  EXHIBIT A-7A2

                    [FORM OF FACE OF CLASS 7-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE AGGREGATE CLASS CERTIFICATE BALANCE OF THE MEZZANINE CERTIFICATES HAS BEEN REDUCED TO ZERO AND THE OVERCOLLATERALIZATION AMOUNT IS ZERO, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 7-A-1 CERTIFICATES, THE CLASS 7-A-3 CERTIFICATES, THE CLASS 7-A-4 CERTIFICATES AND THE CLASS 7-A-5 CERTIFICATES WILL BE BORNE BY THE CLASS 7-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-7A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $53,480,000.00

CUSIP No.:                                  059522 AD 4

ISIN No.:                                   US059522AD42

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-7A2-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-7A2-3

                                  EXHIBIT A-7A3

                    [FORM OF FACE OF CLASS 7-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-7A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $71,281,000.00

CUSIP No.:                                  059522 AE 2

ISIN No.:                                   US059522AE25

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-7A3-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-7A3-3

                                  EXHIBIT A-7A4

                    [FORM OF FACE OF CLASS 7-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-7A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $39,527,000.00

CUSIP No.:                                  059522 AF 9

ISIN No.:                                   US059522AF99

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-7A4-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-7A4-3

                                  EXHIBIT A-7A5

                    [FORM OF FACE OF CLASS 7-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                    A-7A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 7-A-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $30,849,000.00

CUSIP No.:                                  059522 AG 7

ISIN No.:                                   US059522AG72

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                    A-7A5-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-7A5-3

                                  EXHIBIT B-M1

                     [FORM OF FACE OF CLASS M-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS   CERTIFICATE   IS   SUBORDINATED   IN  RIGHT  OF  PAYMENT  TO  THE  SENIOR
OVERCOLLATERALIZED CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING

                                     B-M1-1

AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                     B-M1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $7,719,000.00

CUSIP No.:                                  059522 AH 5

ISIN No.:                                   US059522AH55

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                     A-M1-3
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M1-4

                                  EXHIBIT B-M2

                     [FORM OF FACE OF CLASS M-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS   CERTIFICATE   IS   SUBORDINATED   IN  RIGHT  OF  PAYMENT  TO  THE  SENIOR
OVERCOLLATERALIZED CERTIFICATES AND THE CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING

                                     B-M2-1

AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                     B-M2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,216,000.00

CUSIP No.:                                  059522 AJ 1

ISIN No.:                                   US059522AJ12

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                     B-M2-3
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M2-4

                                  EXHIBIT B-M3

                     [FORM OF FACE OF CLASS M-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR OVERCOLLATERALIZED CERTIFICATES, THE CLASS M-1 CERTIFICATES AND THE CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING

                                     B-M3-1

AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                     B-M3-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,216,000.00

CUSIP No.:                                  059522 AK 8

ISIN No.:                                   US059522AK84

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                     B-M3-3
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M3-4

                                  EXHIBIT B-M4

                     [FORM OF FACE OF CLASS M-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR OVERCOLLATERALIZED CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES AND THE CLASS M-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING

                                     B-M4-1

AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                     B-M4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,216,000.00

CUSIP No.:                                  059522 AL 6

ISIN No.:                                   US059522AL67

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                     B-M4-3
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M4-4

                                  EXHIBIT B-M5

                     [FORM OF FACE OF CLASS M-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR OVERCOLLATERALIZED CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES AND THE CLASS M-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING

                                     B-M5-1

AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                     B-M5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,216,000.00

CUSIP No.:                                  059522 AM 4

ISIN No.:                                   US059522AM41

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                     B-M5-3
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

                                     B-M5-4

                                  EXHIBIT B-M6

                     [FORM OF FACE OF CLASS M-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR OVERCOLLATERALIZED CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES AND THE CLASS M-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING

                                     B-M6-1

AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                     B-M6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-6

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,216,000.00

CUSIP No.:                                  059522 AN 2

ISIN No.:                                   US059522AN24

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance

                                     B-M6-3
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M6-4

                                  EXHIBIT B-M7

                     [FORM OF FACE OF CLASS M-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR OVERCOLLATERALIZED CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5 CERTIFICATES AND THE CLASS M-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                     B-M7-1

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                     B-M7-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-7

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,216,000.00

CUSIP No.:                                  059522 AP 7

ISIN No.:                                   US059522AP71

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                     B-M7-3
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *












                                     B-M7-4

                                  EXHIBIT B-M8

                     [FORM OF FACE OF CLASS M-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR OVERCOLLATERALIZED CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5 CERTIFICATES, THE CLASS M-6 CERTIFICATES AND THE CLASS M-7 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.


                                     B-M8-1

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.













                                     B-M8-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class M-8

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,216,000.00

CUSIP No.:                                  059522 AQ 5

ISIN No.:                                   US059522AQ54

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                     B-M8-3
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *





                                     B-M8-4

                                  EXHIBIT B-5B1

                    [FORM OF FACE OF CLASS 5-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.


                                    B-5B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $7,212,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BK 7

ISIN No.:                                   US059522BK75

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-5B1-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *







                                    B-5B1-3

                                  EXHIBIT B-5B2

                    [FORM OF FACE OF CLASS 5-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR CERTIFICATES AND THE CLASS 5-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.



                                    B-5B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $2,665,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BL 5

ISIN No.:                                   US059522BL58

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-5B2-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *





                                    B-5B2-3

                                  EXHIBIT B-5B3

                    [FORM OF FACE OF CLASS 5-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR CERTIFICATES, THE CLASS 5-B-1 CERTIFICATES AND THE CLASS 5-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.


                                    B-5B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $1,725,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BM 3

ISIN No.:                                   US059522BM32

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-5B3-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *




                                    B-5B3-3

                                  EXHIBIT B-5B4

                    [FORM OF FACE OF CLASS 5-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR CERTIFICATES, THE CLASS 5-B-1 CERTIFICATES, THE CLASS 5-B-2 CERTIFICATES AND THE CLASS 5-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.






                                    B-5B4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $784,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BR 2

ISIN No.:                                   US059522BR29

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-5B4-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *




                                    B-5B4-3

                                  EXHIBIT B-5B5

                    [FORM OF FACE OF CLASS 5-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR CERTIFICATES, THE CLASS 5-B-1 CERTIFICATES, THE CLASS 5-B-2 CERTIFICATES, THE CLASS 5-B-3 CERTIFICATES AND THE CLASS 5-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    B-5B5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $941,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BS 0

ISIN No.:                                   US059522BS02

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-5B5-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *



                                    B-5B5-3

                                  EXHIBIT B-5B6

                    [FORM OF FACE OF CLASS 5-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR CERTIFICATES, THE CLASS 5-B 1 CERTIFICATES, THE CLASS 5-B-2 CERTIFICATES, THE CLASS 5-B-3 CERTIFICATES, THE CLASS 5-B-4 CERTIFICATES AND THE CLASS 5-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    B-5B6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class 5-B-6

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $782,929.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BT 8

ISIN No.:                                   US059522BT84

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-5B6-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *



                                    B-5B6-3

                                  EXHIBIT B-XB1

                    [FORM OF FACE OF CLASS X-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES, THE GROUP 2 SENIOR CERTIFICATES, THE GROUP 3 SENIOR CERTIFICATES AND THE GROUP 4 SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    B-XB1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $30,738,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BN 1

ISIN No.:                                   US059522BN15

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.



                                    B-XB1-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *







                                    B-XB1-3

                                  EXHIBIT B-XB2

                    [FORM OF FACE OF CLASS X-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES, THE GROUP 2 SENIOR CERTIFICATES, THE GROUP 3 SENIOR CERTIFICATES, THE GROUP 4 SENIOR CERTIFICATES AND THE CLASS X-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    B-XB2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $10,246,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BP 6

ISIN No.:                                   US059522BP62

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-XB2-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *







                                    B-XB2-3

                                  EXHIBIT B-XB3

                    [FORM OF FACE OF CLASS X-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES, THE GROUP 2 SENIOR CERTIFICATES, THE GROUP 3 SENIOR CERTIFICATES, THE GROUP 4 SENIOR CERTIFICATES, THE CLASS X-B-1 CERTIFICATES AND THE CLASS X-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.



                                    B-XB3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $14,088,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BQ 4

ISIN No.:                                   US059522BQ46

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                    B-XB3-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *







                                    B-XB3-3

                                  EXHIBIT B-XB4

                    [FORM OF FACE OF CLASS X-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES, THE GROUP 2 SENIOR CERTIFICATES, THE GROUP 3 SENIOR CERTIFICATES, THE GROUP 4 SENIOR CERTIFICATES, THE CLASS X-B-1 CERTIFICATES, THE CLASS X-B-2 CERTIFICATES AND THE CLASS X-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.



                                    B-XB4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $8,965,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BU 5

ISIN No.:                                   US059522BU57

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-XB4-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer and Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *





                                    B-XB4-3

                                  EXHIBIT B-XB5

                    [FORM OF FACE OF CLASS X-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES, THE GROUP 2 SENIOR CERTIFICATES, THE GROUP 3 SENIOR CERTIFICATES, THE GROUP 4 SENIOR CERTIFICATES, THE CLASS X-B-1 CERTIFICATES, THE CLASS X-B-2 CERTIFICATES, THE CLASS X-B-3 CERTIFICATES AND THE CLASS X-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    B-XB5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $5,123,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BV 3

ISIN No.:                                   US059522BV31

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.



                                    B-XB5-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *




                                    B-XB5-3

                                  EXHIBIT B-XB6

                    [FORM OF FACE OF CLASS X-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES, THE GROUP 2 SENIOR CERTIFICATES, THE GROUP 3 SENIOR CERTIFICATES, THE GROUP 4 SENIOR CERTIFICATES, THE CLASS X-B-1 CERTIFICATES, THE CLASS X-B-2 CERTIFICATES, THE CLASS X-B-3 CERTIFICATES, THE CLASS X-B-4 CERTIFICATES AND THE CLASS X-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.





                                    B-XB6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-6

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,842,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BW 1

ISIN No.:                                   US059522BW14

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-XB6-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *



                                    B-XB6-3

                                  EXHIBIT B-XB7

                    [FORM OF FACE OF CLASS X-B-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-7

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES, THE GROUP 2 SENIOR CERTIFICATES, THE GROUP 3 SENIOR CERTIFICATES, THE GROUP 4 SENIOR CERTIFICATES, THE CLASS X-B-1 CERTIFICATES, THE CLASS X-B-2 CERTIFICATES, THE CLASS X-B-3 CERTIFICATES, THE CLASS X-B-4 CERTIFICATES, THE CLASS X-B-5 CERTIFICATES AND THE CLASS X-B-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.





                                    B-XB7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                   Class X-B-7

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               April 1, 2007

First Distribution Date:                    May 21, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,843,217.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059522 BX 9

ISIN No.:                                   US059522BX96

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.



                                    B-XB7-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *



                                    B-XB7-3

                                  EXHIBIT B-CE

                     [FORM OF FACE OF CLASS CE CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class CE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

THE CLASS CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS   CERTIFICATE   IS   SUBORDINATED   IN  RIGHT  OF  PAYMENT  TO  THE  SENIOR
OVERCOLLATERALIZED CERTIFICATES AND THE MEZZANINE CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                     B-CE-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-C
                                    Class CE

evidencing an interest in a Trust consisting primarily of seven loan groups of fully-amortizing adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one to four family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:           1

Cut-off Date:                       April 1, 2007

First Distribution Date:   May 21, 2007

Percentage Interest:

CUSIP No.:                          059522 AR 3

ISIN No.:                           US059522AR38

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Class CE  Certificates  are  limited  in right of  payment  to  certain
collections  and  recoveries   respecting  the  Mortgage  Loans,   all  as  more
specifically set forth herein and in the Pooling and Servicing Agreement.

     Further, no transfer of a Class CE Certificate shall be made to a Plan (as defined in the Pooling and Servicing Agreement) except as provided in Section
6.02 of the Pooling and Servicing Agreement.

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities


                                     B-CE-2

Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2A, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *



                                     B-CE-3

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

     This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

     Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 20th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement.

     On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Article V of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities Administrator as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the

Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The  Depositor,   the  Master  Servicer,  the  Certificate  Registrar,  the
Securities Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Crossed Loan Group Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the Crossed Loan Group Mortgage Loans as of the Cut-off Date, the Master Servicer has the option to purchase the Crossed Loan Group Mortgage Loans and related REO Properties under the conditions set forth in
Section 10.01 of the Pooling and Servicing Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 5 Mortgage Loans is less than 5% of the aggregate unpaid principal balance of the Group 5 Mortgage Loans as of the Cut-off Date, the Master Servicer has the option to purchase the Group 5 Group Mortgage Loans and related REO Properties under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement. On any

Distribution Date on which the aggregate Stated Principal Balance of the OC Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the OC Mortgage Loans as of the Cut-off Date, certain parties specified Section
10.01 of the Pooling and Servicing Agreement have the option to purchase the OC Mortgage Loans and related REO Properties under the conditions set forth in
Section 10.01 of the Pooling and Servicing Agreement. In the event that no such terminations occur, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof

     Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

     IN  WITNESS  WHEREOF,   the  Securities   Administrator   has  caused  this
Certificate to be duly executed.


Dated:

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator


                                        By
                                           -------------------------------------
                                                   Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator


                                        By
                                           -------------------------------------
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
                                          ______________________________________
                                          Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to

     This information is provided by ____________________, the assignee named above, or, as its agent.

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE


        [Please see the Free Writing Prospectus filed and accepted by the
      Securities and Exchange Commission on April 30, 2007, with a filing date of April 30, 2007 and accession number
                             0001379434-07-000080.]

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

        [Please see the Free Writing Prospectus filed and accepted by the
      Securities and Exchange Commission on April 30, 2007, with a filing date of April 30, 2007 and accession number
                             0001379434-07-000080.]

                                   EXHIBIT D-3

                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

        [Please see the Free Writing Prospectus filed and accepted by the
      Securities and Exchange Commission on April 30, 2007, with a filing date of April 30, 2007 and accession number
                             0001379434-07-000080.]

                                   EXHIBIT D-4

                       LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

        [Please see the Free Writing Prospectus filed and accepted by the
      Securities and Exchange Commission on April 30, 2007, with a filing date of April 30, 2007 and accession number
                             0001379434-07-000080.]

                                   EXHIBIT D-5

                       LOAN GROUP 5 MORTGAGE LOAN SCHEDULE

        [Please see the Free Writing Prospectus filed and accepted by the
      Securities and Exchange Commission on April 30, 2007, with a filing date of April 30, 2007 and accession number
                             0001379434-07-000080.]

                                   EXHIBIT D-6

                       LOAN GROUP 6 MORTGAGE LOAN SCHEDULE

        [Please see the Free Writing Prospectus filed and accepted by the
      Securities and Exchange Commission on April 30, 2007, with a filing date of April 30, 2007 and accession number
                             0001379434-07-000080.]

                                   EXHIBIT D-7

                       LOAN GROUP 7 MORTGAGE LOAN SCHEDULE

        [Please see the Free Writing Prospectus filed and accepted by the
      Securities and Exchange Commission on April 30, 2007, with a filing date of April 30, 2007 and accession number
                             0001379434-07-000080.]

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [Date]


To:      U.S. Bank National Association
         4527 Metropolitan Ct., Suite C
         Frederick, MD  21704
         Attention:  Tina Radtke


Re: The Pooling and Servicing Agreement dated April 30, 2007, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
     Securities Administrator and Master Servicer, and U.S. Bank National Association, as Trustee.

     In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.


Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____     1.       Mortgage Paid in Full

____     2.       Foreclosure

____     3.       Substitution

____     4.       Other Liquidation

____     5.       Nonliquidation                Reason: ___________________

                                By:
                                   ---------------------------------------------
                                         (authorized signer of Servicer)


                                Issuer:
                                       -----------------------------------------
                                Address:
                                        ----------------------------------------


                                Date:
                                     -------------------------------------------

Custodian

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature         Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian         Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                 April 30, 2007



     [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated April 30, 2007, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank National Association, as Trustee.



                                            [---------------],

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]
Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2007-C

Re: Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C, Class ___, having an initial aggregate Certificate Balance as of April 30, 2007 of $___________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated April 30, 2007, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of
     Section 5 of the 1933 Act or any state  securities  laws,  or would require


                                     G-1-1
     registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.


                                               Very truly yours,

                                               ---------------------------------
                                               (Transferor)

                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------








                                     G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2007-C

Re: Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C, Class ___, having an initial aggregate Certificate Balance as of April 30, 2007 of $___________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated April 30, 2007, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been  furnished with all  information  regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
     (d) the Pooling and  Servicing  Agreement  and the Trust  created  pursuant
     thereto,   (e)  any  credit  enhancement   mechanism  associated  with  the


                                     G-2A-1

     Transferred  Certificate,   and  (f)  all  related  matters,  that  it  has
     requested.

          3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                                Very truly yours,

                                                --------------------------------
                                                (Transferor)

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------





                                     G-2A-2

                             Nominee Acknowledgment

          The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                              ----------------------------------
                                              (Nominee)

                                              By:
                                                  ------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------






                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [__________________] (the "Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________((1)) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or

_____________________
((1))  Transferee  must own  and/or  invest  on a  discretionary  basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4
          equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     ___  Broker-dealer.  The  Transferee  is a dealer  registered  pursuant  to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

     ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further,


                                     G-2A-5
in  determining  such  aggregate  amount,   the  Transferee  may  have  included
securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

        ____     ____        Will the Transferee be purchasing the Transferred
        Yes      No          Certificates only for the Transferee's own account?


     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                              ----------------------------------
                                              Print Name of Transferee

                                              By:
                                                  ------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------
                                              Date:
                                                    ----------------------------




                                     G-2A-6

                                                        ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [_________________] (the "Transferor") Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ____ The  Transferee  owned  and/or  invested  on  a  discretionary   basis
          $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ____     ____       Will the Transferee be purchasing the Transferred
      Yes      No        Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                      ------------------------------------------
                                      Print Name of Transferee or Adviser

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      IF AN ADVISER:



                                      ------------------------------------------
                                      Print Name of Transferee

                                      By:
                                          --------------------------------------
                                      Date:
                                            ------------------------------------



                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]
Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2007-C

     Re:  Banc   of   America   Funding   Corporation,   Mortgage   Pass-Through
          Certificates, Series 2007-C, Class ___, having an initial aggregate Certificate Balance as of April 30, 2007 of $_________

Ladies and Gentlemen:

     This  letter  is  delivered  to you in  connection  with  the  transfer  by
[_______________________]            (the            "Transferor")            to
[_________________________________]   (the   "Transferee")   of  the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated April 30, 2007, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and as Master Servicer, and U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

     1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

     2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Securities Administrator is obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator


                                     G-2B-1
shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or, in the case of the Class 5-B-4, Class 5-B-5, Class 5-B-6, Class X-B-5, Class X-B-6 and Class X-B-7 Certificates only, as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

     3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA OR THE CODE OR A VIOLATION OF SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER
     (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IN THE CASE OF ANY PRIVATE CERTIFICATE (OTHER THAN A CLASS CE CERTIFICATE), IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)),


                                     G-2B-2

     THERE IS NO PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER SUCH PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL SUCH PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES
     ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (d) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

                                     G-2B-3

     5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

     7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                      Very truly yours,



                                      ------------------------------------------
                                      (Transferee)

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Date:
                                            ------------------------------------





                                     G-2B-4

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.



                                                --------------------------------
                                                (Nominee)

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------






                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2007-C

     Re:  Banc   of   America   Funding   Corporation,   Mortgage   Pass-Through
          Certificates, Series 2007-C, Class ___, having an initial aggregate Certificate Balance as of April 30, 2007 of $_________

Ladies and Gentlemen:

     This  letter  is  delivered  to you in  connection  with  the  transfer  by
[_______________________]            (the            "Transferor")            to
[________________________________]   (the   "Transferee")   of   the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated April 30, 2007, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     The Transferee hereby certifies, represents and warrants to you, as Securities Administrator, either that:

     (a) it is not an employee benefit plan or arrangement, subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a Person acting on behalf of, or using the assets of, any such employee benefit plan or arrangement (collectively, a "Plan") to effect the purchase of the Transferred Certificates; or

     (b) with respect to any ERISA Restricted Certificate other than a Class CE or Class 1-A-R Certificate, it is an insurance company using funds from an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12,
1995)), to purchase the Transferred Certificates and the purchase and holding of the Transferred Certificates are covered by Section I and Section III of PTCE 95-60.

     Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.


                                                Very truly yours,

                                                --------------------------------
                                                (Transferee)

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------
                                                Date:
                                                      --------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                              RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2007-C

STATE OF                         )
                                 )  ss:
COUNTY OF                        )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The  undersigned is an officer of  _______________________________,  the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated April 30, 2007 (the "Agreement"), among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth in Exhibit T to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee and no reason to believe that the statements in such Person's transfer affidavit are false.

     7. The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

     9.  The  taxpayer   identification  number  of  the  Transferee's  (or  the
Transferee's nominee, if applicable) is ___________.

     10.  The  Transferee  is a (i)  U.S.  Person  as  defined  in Code  Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes..

     11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

     13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

     14. The Transferee is not an employee benefit plan or arrangement, subject to Title I of ERISA, or Section 4975 of the Code and the Transferee is not acting on behalf of, or using assets of, such an employee benefit plan or arrangement.

     15. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

     16. The Transferee intends to pay taxes associated with holding the Residual Certificate as such taxes become due.

                                      * * *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                                --------------------------------
                                                Print Name of Transferee

                                                By:
                                                    ----------------------------
                                                     Name:
                                                     Title:

     Personally       appeared       before       me       the       above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed  and sworn before me this _____ day of  _______________________,
____




                                                --------------------------------
                                                           NOTARY PUBLIC

                                                My Commission expires the ____
                                                day of ______________, ____

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS


Check the appropriate box:

/  / The  consideration  paid   to  the  Transferee   to  acquire  the  Residual
     Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.


                                       OR

/  / The  transfer  of  the Residual  Certificate  complies  with U.S.  Treasury
     Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

     (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

     (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

     (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations
          Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

     (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

     (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                    EXHIBIT J
                           LIST OF RECORDATION STATES



                                     Florida

                                    Maryland

                                    EXHIBIT K

                          FORM OF INITIAL CERTIFICATION

                                 April 30, 2007

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention:  Client Manager  - BAFC 2007-C

[Insert NIMS Insurer information, if applicable]

     Re: The Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank National Association, as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                               [U.S. BANK NATIONAL
                                               ASSOCIATION, as Trustee]

                                               [----------------------,
                                               as Custodian]

                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                      --------------------------

                                    EXHIBIT L

                           FORM OF FINAL CERTIFICATION


                              [---------- --, ----]


Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention:  Client Manager - BAFC 2007-C

[Insert NIMS Insurer information, if applicable]

     Re: The Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank National Association, as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as [Trustee] [Custodian], hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                            [U.S. BANK NATIONAL
                                            ASSOCIATION, as Trustee]

                                            [--------------------------,
                                            as Custodian]

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT M

                      FORM OF SARBANES-OXLEY CERTIFICATION

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2007-C

     I,  [________],  a  [_____________]  of Wells Fargo Bank, N.A. (the "Master
Servicer"), certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Banc of America Funding 2007-C Trust (the "Exchange Act Periodic Reports");

2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4. I am responsible for reviewing the activities performed by the master servicer and based on my knowledge and the compliance review conducted in preparing the master servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the master servicer has fulfilled its obligations under the pooling and servicing agreement in all material respects; and

5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [________________].

                                                     [_________], 20[__]

                                                             EXHIBIT N

                                                  RELEVANT SERVICING CRITERIA

------------------------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                                  Parties Responsible
------------------------------------------------------------------------------------------------------------------------------------
 Reference                                      Criteria
------------------------------------------------------------------------------------------------------------------------------------
                                           General Servicing Considerations
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)         Policies and procedures are instituted to monitor any performance or other        Master Servicer and
                      triggers and events of default in accordance with the transaction agreements.     Securities Administrator
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)        If any material servicing activities are outsourced to third parties,             Master Servicer and
                      policies and procedures are instituted to monitor the third party's               Securities Administrator
                      performance and compliance with such servicing activities.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)       Any requirements in the transaction agreements to maintain a back-up servicer     Not applicable
                      for the mortgage loans are maintained.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)        A fidelity bond and errors and omissions policy is in effect on the party         Master Servicer
                      participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                              Cash Collection and Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)         Payments on mortgage loans are deposited into the appropriate custodial bank      Master Servicer and
                      accounts and related bank clearing accounts no more than two business days        Securities Administrator
                      following receipt, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)        Disbursements made via wire transfer on behalf of an obligor or to an  q          Master Servicer and
                      investor are made only by authorized personnel.                                   Securities Administrator

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)       Advances of funds or guarantees regarding collections, cash flows or              Master Servicer and
                      distributions, and any interest or other fees charged for such advances,          Securities Administrator
                      are made, reviewed and approved as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)        The related accounts for the transaction, such as cash reserve accounts or        Master Servicer and
                      accounts established as a form of overcollateralization, are separately           Securities Administrator
                      maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------


                                      N-1

------------------------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                                  Parties Responsible
------------------------------------------------------------------------------------------------------------------------------------
 Reference                                      Criteria
------------------------------------------------------------------------------------------------------------------------------------

1122(d)(2)(v)         Each custodial account is maintained at a federally insured depository            Master Servicer and
                      institution as set forth in the transaction agreements.  For purposes of          Securities Administrator
                      this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized access.             Master Servicer and
                                                                                                        Securities Administrator

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)       Reconciliations are prepared on a monthly basis for all asset-backed securities   Master Servicer and
                      related bank accounts, including custodial accounts and related bank clearing     Securities Administrator
                      accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within
                      90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                              Investor Remittances and Reporting
                      ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)         Reports to investors, including those to be filed with the Commission, are        Master Servicer and
                      maintained in accordance with the transaction agreements and applicable           Securities Administrator
                      Commission requirements.   Specifically, such reports (A) are prepared in
                      accordance with timeframes and other terms  set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)        Amounts due to investors are allocated and remitted in accordance with            Master Servicer and
                      timeframes, distribution priority and other terms set forth in the                Securities Administrator
                      transaction agreements. and each Servicer
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)       Disbursements made to an investor are posted within two business days to the      Master Servicer and
                      Servicer's investor records, or such other number of days specified in the        Securities Administrator
                      transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------


                                      N-2

------------------------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                                  Parties Responsible
------------------------------------------------------------------------------------------------------------------------------------
 Reference                                      Criteria
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)        Amounts remitted to investors per the investor reports agree with cancelled       Master Servicer and
                      checks, or other form of payment, or custodial bank statements.                   Securities Administrator

------------------------------------------------------------------------------------------------------------------------------------
                                                   Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)         Collateral or security on mortgage loans is maintained as required by the         Custodian
                      transaction agreements or related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)        Mortgage loan and related documents are safeguarded as required by the            Custodian
                      transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)       Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)        Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                      accordance with the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)         The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)        Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)       Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------


                                      N-3

------------------------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                                  Parties Responsible
------------------------------------------------------------------------------------------------------------------------------------
 Reference                                      Criteria
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)      Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)        Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)         Regarding any funds held in trust for an obligor (such as escrow accounts):  (A)
                      such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)        Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)       Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)      Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are recognized and recorded         Master Servicer
                      in accordance with the transaction agreements.                                            and Securities
                                                                                                                Administrator
------------------------------------------------------------------------------------------------------------------------------------


                                      N-4

------------------------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                                  Parties Responsible
------------------------------------------------------------------------------------------------------------------------------------
 Reference                                      Criteria
------------------------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xv)        Any external enhancement or other support, identified in Item 1114(a)(1) through      Master Servicer and
                      (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction      Securities Administrator
                      agreements.
------------------------------------------------------------------------------------------------------------------------------------






                                    EXHIBIT O

                         ADDITIONAL FORM 10-D DISCLOSURE

------------------------------------------------------------------------------------------------------------------------------------
                                                            ADDITIONAL FORM 10-D DISCLOSURE

---------------------------------------------------------------------------- -------------------------------------------------------
             Item on Form 10-D                                                            Party Responsible
---------------------------------------------------------------------------- -------------------------------------------------------
     Item 1: Distribution and Pool Performance Information                                      Master Servicer
                                                                                             Securities Administrator
Any  information  required  by 1121 which is NOT  included  on the  Monthly                         Depositor
Statement
---------------------------------------------------------------------------- -------------------------------------------------------
                         Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:
---------------------------------------------------------------------------- -------------------------------------------------------
o Issuing Entity (Trust Fund)                                                         Trustee, Master Servicer, Securities
                                                                                      Administrator and Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Sponsor (Seller)                                                                    Seller (if a party to the Pooling and
                                                                                      Servicing Agreement) or Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Depositor                                                                                        Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Trustee                                                                                            Trustee
---------------------------------------------------------------------------- -------------------------------------------------------
o Securities Administrator                                                                  Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Master Servicer                                                                                 Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Custodian                                                                                          Custodian
---------------------------------------------------------------------------- -------------------------------------------------------
o 1110(b) Originator                                                                                 Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master Servicer or Securities                           Master Servicer
Administrator)
---------------------------------------------------------------------------- -------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                                          Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
     Item 3: Sale of Securities and Use of Proceeds Depositor
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.
---------------------------------------------------------------------------- -------------------------------------------------------
   Item 4: Defaults Upon Senior Securities                                                   Securities Administrator

Information from Item 3 of Part II of Form 10-Q:
---------------------------------------------------------------------------- -------------------------------------------------------


                                      O-1

---------------------------------------------------------------------------- -------------------------------------------------------
             Item on Form 10-D                                                            Party Responsible
---------------------------------------------------------------------------- -------------------------------------------------------
Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)
---------------------------------------------------------------------------- -------------------------------------------------------
 Item 5: Submission of Matters to a Vote of Security Holders                            Securities Administrator

Information from Item 4 of Part II of Form 10-Q
-------------------------------------------------------------------------- ---------------------------------------------------------
Item 6: Significant Obligors of Pool Assets                                                   Depositor

Item 1112(b) - Significant Obligor Financial Information*
---------------------------------------------------------------------------- -------------------------------------------------------
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
---------------------------------------------------------------------------- -------------------------------------------------------
 Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) - Credit Enhancement Provider Financial Information*
---------------------------------------------------------------------------- -------------------------------------------------------
o Determining applicable disclosure threshold                                            Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Requesting required financial  information or effecting  incorporation by              Securities Administrator
reference
---------------------------------------------------------------------------- -------------------------------------------------------
       Item 1115(b) - Derivative Counterparty Financial Information*
---------------------------------------------------------------------------- -------------------------------------------------------
o Determining current maximum probable exposure                                                Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Determining current significance percentage                                            Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Requesting required financial  information or effecting  incorporation by              Securities Administrator
reference
---------------------------------------------------------------------------- -------------------------------------------------------
     *This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
---------------------------------------------------------------------------- -------------------------------------------------------
 Item 8: Other Information                                                               Any party responsible for the applicable
                                                                                                Form 8-K Disclosure item

Disclose  any  information  required  to be reported on Form 8-K during the period covered by the Form 10-D but not reported
---------------------------------------------------------------------------- -------------------------------------------------------
                         Item 9: Exhibits
---------------------------------------------------------------------------- -------------------------------------------------------
     Monthly Statement to Certificateholders                                                Securities Administrator
--------------------------------------------------------------------------- --------------------------------------------------------
  Exhibits required by Item 601 of Regulation S-K, such as material                                        Depositor
                         agreements
---------------------------------------------------------------------------- -------------------------------------------------------

                                      O-2

                                                        EXHIBIT P

                                            ADDITIONAL FORM 10-K DISCLOSURE

------------------------------------------------------------------------------------------------------------------------------------
                                                            ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------------------------- -------------------------------------------------------
                             Item on Form 10-K                                                            Party Responsible
---------------------------------------------------------------------------- -------------------------------------------------------
                        Item 9B: Other Information                                     Any party responsible for disclosure items on
Disclose any information required to be reported on Form 8-K during the fourth                         Form 8-K
quarter covered by the Form 10-K but not reported
---------------------------------------------------------------------------- -------------------------------------------------------
             Item 15: Exhibits, Financial Statement Schedules                                 Securities Administrator
                                                                                                      Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
         Reg AB Item 1112(b): Significant Obligors of Pool Assets
---------------------------------------------------------------------------- -------------------------------------------------------
Significant Obligor Financial Information*                                                            Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
---------------------------------------------------------------------------- -------------------------------------------------------
 Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
---------------------------------------------------------------------------- -------------------------------------------------------
o Determining applicable disclosure threshold                                                 Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Requesting required financial  information or effecting  incorporation by                   Securities Administrator
reference
---------------------------------------------------------------------------- -------------------------------------------------------
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
---------------------------------------------------------------------------- -------------------------------------------------------
    Reg AB Item 1115(b): Derivative Counterparty Financial Information
---------------------------------------------------------------------------- -------------------------------------------------------
o Determining current maximum probable exposure                                                       Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Determining current significance percentage                                                 Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Requesting required financial  information or effecting  incorporation by                   Securities Administrator
reference
---------------------------------------------------------------------------- -------------------------------------------------------
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
---------------------------------------------------------------------------- -------------------------------------------------------
    Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:
---------------------------------------------------------------------------- -------------------------------------------------------
---------------------------------------------------------------------------- -------------------------------------------------------
o Issuing Entity (Trust Fund)                                                          Trustee, Master Servicer, Securities
                                                                                              Administrator and Depositor
---------------------------------------------------------------------------- -------------------------------------------------------


                                      P-1

------------------------------------------------------------------------------------------------------------------------------------
                                                            ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------------------------- -------------------------------------------------------
                             Item on Form 10-K                                                            Party Responsible
---------------------------------------------------------------------------- -------------------------------------------------------
o Sponsor (Seller)                                                                      Seller (if a party to the Pooling and
                                                                                          Servicing Agreement) or Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Depositor                                                                                                Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Trustee                                                                                                  Trustee
---------------------------------------------------------------------------- -------------------------------------------------------
o Securities Administrator                                                                            Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Master Servicer                                                                                        Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Custodian                                                                                                Custodian
---------------------------------------------------------------------------- -------------------------------------------------------
o 1110(b) Originator                                                                                        Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master Servicer or Securities                                   Master Servicer
Administrator)
---------------------------------------------------------------------------- -------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                                               Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
             Reg AB Item 1119: Affiliations and Relationships
---------------------------------------------------------------------------- -------------------------------------------------------
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an Depositor as
to (a) affiliate of the following parties, and (b) to the extent known and
Sponsor/Seller as to (a) material, any of the following parties are affiliated with one another:

---------------------------------------------------------------------------- -------------------------------------------------------
o Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Securities Administrator                                                                            Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- -------------------------------------------------------
o Any other 1108(a)(3) servicer                                                                            Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1110 Originator                                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1112(b) Significant Obligor                                                                         Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                                                    Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                                                 Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any other 1101(d)(1) material party                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
Whether there are any "outside the ordinary course business arrangements"
Depositor as to (a) other than would be obtained in an arm's length transaction between (a) Sponsor/Seller as to (a) the Sponsor (Seller), Depositor or Issuing
Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder's understanding of the
Certificates:

---------------------------------------------------------------------------- -------------------------------------------------------
o Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Securities Administrator                                                                            Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- -------------------------------------------------------
o Any other 1108(a)(3) servicer                                                                            Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1110 Originator                                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1112(b) Significant Obligor                                                                         Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                                                    Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                                                 Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------


                                      P-2

------------------------------------------------------------------------------------------------------------------------------------
                                                            ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------------------------- -------------------------------------------------------
                             Item on Form 10-K                                                            Party Responsible
---------------------------------------------------------------------------- -------------------------------------------------------
o Any other 1101(d)(1) material party                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
Whether there are any specific relationships involving the transaction or
Depositor as to (a) the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Sponsor/Seller as to (a) Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

---------------------------------------------------------------------------- -------------------------------------------------------
o Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Securities Administrator                                                                            Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- -------------------------------------------------------
o Any other 1108(a)(3) servicer                                                                            Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1110 Originator                                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1112(b) Significant Obligor                                                                         Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                                                    Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                                                 Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------
o Any other 1101(d)(1) material party                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- -------------------------------------------------------


                                      P-3

                                                            EXHIBIT Q

                                                        FORM 8-K DISCLOSURE

------------------------------------------------------------------------------------------------------------------------------------
                                                            FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------------------------- -------------------------------------------------------
                             Item on Form 8-K                                                             Party Responsible
---------------------------------------------------------------------------- -------------------------------------------------------
           Item 1.01- Entry into a Material Definitive Agreement                      All parties, but only to the extent they are
                                                                                      a party
Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note:  disclosure not required as to definitive  agreements  that are fully disclosed in the prospectus
---------------------------------------------------------------------------- -------------------------------------------------------
         Item 1.02- Termination of a Material Definitive Agreement                    All parties, but only to the extent they are
                                                                                      a party
Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
---------------------------------------------------------------------------- -------------------------------------------------------
                   Item 1.03- Bankruptcy or Receivership                                                      Depositor

Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:

---------------------------------------------------------------------------- -------------------------------------------------------
o Sponsor (Seller)                                                                                   Depositor/Sponsor (Seller)
---------------------------------------------------------------------------- -------------------------------------------------------
o Depositor                                                                                                   Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Affiliated Servicer                                                                                      Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Other  Servicer  servicing  20% or more of the pool assets at the time of                                Master Servicer
the report
---------------------------------------------------------------------------- -------------------------------------------------------
o Other material servicers                                                                                 Master Servicer
---------------------------------------------------------------------------- -------------------------------------------------------
o Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- -------------------------------------------------------
o Securities Administrator                                                                            Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
o Significant Obligor                                                                                         Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Credit Enhancer (10% or more)                                                                               Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
o Derivative Counterparty                                                                                     Depositor
---------------------------------------------------------------------------- -------------------------------------------------------


                                      Q-1

o Custodian                                                                                                   Custodian
---------------------------------------------------------------------------- -------------------------------------------------------
     Item 2.04- Triggering Events that Accelerate or Increase a Direct                                        Depositor
     Financial Obligation or an Obligation under an Off-Balance Sheet                                      Master Servicer
                                Arrangement                                                           Securities Administrator

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.
---------------------------------------------------------------------------- -------------------------------------------------------
      Item 3.03- Material Modification to Rights of Security Holders                                  Securities Administrator
                                                                                                               Trustee
Disclosure is required of any material  modification to documents  defining                                   Depositor
the rights of  Certificateholders,  including  the  Pooling  and  Servicing          (with respect to each, only to the extent they
Agreement.                                                                                              are a party)
---------------------------------------------------------------------------- -------------------------------------------------------
  Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of                                     Depositor
                                Fiscal Year
Disclosure is required of any amendment "to the governing documents of the issuing entity".
---------------------------------------------------------------------------- -------------------------------------------------------
          Item 6.01- ABS Informational and Computational Material                                             Depositor

---------------------------------------------------------------------------- -------------------------------------------------------
         Item 6.02- Change of Servicer or Securities Administrator                Master Servicer/Securities Administrator/Depositor

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
---------------------------------------------------------------------------- -------------------------------------------------------
Reg AB disclosure about any new master servicer is also required.                                          Master Servicer

---------------------------------------------------------------------------- -------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                                                      Trustee
---------------------------------------------------------------------------- -------------------------------------------------------
        Item 6.03- Change in Credit Enhancement or External Support                     Depositor/Securities Administrator
Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.
---------------------------------------------------------------------------- -------------------------------------------------------


                                      Q-2

Reg AB disclosure about any new enhancement provider is also required.                                        Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
       Item 6.04- Failure to Make a Required Distribution                                        Securities Administrator
---------------------------------------------------------------------------- -------------------------------------------------------
       Item 6.05- Securities Act Updating Disclosure                                                  Depositor

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
---------------------------------------------------------------------------- -------------------------------------------------------
If there are any new servicers or originators required to be disclosed Depositor under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.
---------------------------------------------------------------------------- -------------------------------------------------------
         Item 7.01- Reg FD Disclosure                                                                  Depositor
---------------------------------------------------------------------------- -------------------------------------------------------
         Item 8.01- Other Events                                                                       Depositor

 Any event, with respect to which information is not otherwise called for in
Form 8-K, that the registrant deems of importance to certificateholders.
---------------------------------------------------------------------------- -------------------------------------------------------
         Item 9.01- Financial Statements and Exhibits                                 Responsible party for reporting/disclosing
                                                                                        the financial statement or exhibit
---------------------------------------------------------------------------- -------------------------------------------------------


                                    EXHIBIT R

                          FORM OF BACK-UP CERTIFICATION

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2007-C

     The [________] hereby certifies to the Master Servicer, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     1. I have reviewed the annual report on Form 10-K for the fiscal year [____] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

     2. To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the [___________]'s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

     3. To my knowledge, the distribution information required to be provided by the [__________] under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

     4. I am responsible for reviewing the activities performed by the [_________] under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the [_________] required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the [_________] has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

     5. The report on assessment of compliance with servicing criteria applicable to the [_________] for asset-backed securities of the [_________] and each Subcontractor utilized by the [_________] and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

     In giving the certifications above, the [_________] has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

         Date: ______________________________

                                                     [----------------------]
                                                            as [_______________]


                                                     By:
                                                        ------------------------
                                                          Name:
                                                          Title:

                                    EXHIBIT S

                   FORM OF ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESSES IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn:  Corporate Trust Services-  BAFC 2007-C--SEC REPORT PROCESSING

with copies to:

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attn:  Senior Vice President

Bank of America Legal Department
101 South Tryon Street
101 S. Tryon St., 30th Floor
NC1-002-29-01
Charlotte,  North Carolina  28255
Attention:  Associate General Counsel


RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required


Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, , dated as of [ ][ ], 2007, among [ ], as [ ], [ ], as [ ], [ ], as [ ] and [ ], as [ ].
the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List  of  any  Attachments   hereto  to  be  included  in  the  Additional  Form
[10-D][10-K][8-K] Disclosure:







Any  inquiries  related to this  notification  should be  directed to [       ],
phone number: [         ]; email address: [                  ].

                                                [NAME OF PARTY],
                                                as [role]


                                                By: ____________________________
                                                     Name:
                                                                Title:

                                    EXHIBIT T

             FORM OF TRANSFEROR CERTIFICATE FOR RESIDUAL CERTIFICATE

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn:  Corporate Trust Services - BAFC 2007-C

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

     Re:  Banc   of   America   Funding   Corporation   Mortgage    Pass-Through
          Certificates, Series 2007-C

Ladies and Gentlemen:

     In connection with our disposition of the BAFC Mortgage Pass-Through Certificates, Series 2007-C, Class 1-A-R Certificate (the "Residual Certifiacte"), we certify that we have no knowledge that the transferee is not a Permitted Transferee and we have no reason to believe that the statements made in the transferee's Affidavit Regarding Transfer of Residual Certificate are false.

                                        Very truly yours,

                                        [---------------------]

                                    EXHIBIT U

                          INTEREST RATE SWAP AGREEMENT

           [Included as Exhibit 10.5 to the Current Report on Form 8-K

        pursuant to which this Pooling and Servicing Agreement is filed.]

                                    EXHIBIT V

                           INTEREST RATE CAP AGREEMENT

           [Included as Exhibit 10.6 to the Current Report on Form 8-K

        pursuant to which this Pooling and Servicing Agreement is filed.]


















                                      V-1